[GRAPHIC]

[MFS INVESTMENT MANAGEMENT LOGO]

MFS(R) MUNICIPAL
SERIES TRUST

SEMIANNUAL REPORT - SEPTEMBER 30, 2001

FOR THE STATES OF: MISSISSIPPI,
NEW YORK, NORTH CAROLINA,
PENNSYLVANIA, SOUTH CAROLINA,
TENNESSEE, VIRGINIA, AND WEST VIRGINIA

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TABLE OF CONTENTS

Letter from the Chairman                        1
Management Review and Outlook                   3
Performance Summary                             5
Portfolio of Investments                       14
Financial Statements                           34
Notes to Financial Statements                  61
Trustees and Officers                          69

     MFS(R) PRIVACY POLICY

     At MFS(R), we are committed to protecting your privacy.

     On behalf of the MFS Family of Funds(R), the MFS(R) Institutional
     Trusts, the Vertex(SM) Funds, Massachusetts Financial Services Company, and certain affiliates(1) (collectively, "MFS," "we," "us" or "our"), this privacy policy outlines certain of our policies designed to maintain the privacy of your nonpublic personal information.

     Nonpublic personal information includes much of the information you provide to us and the related information about you and your transactions involving your MFS investment product or service. Examples of nonpublic personal information include the information you provide on new account applications for MFS investment products or services, your share balance or transactional history, and the fact that you are a customer of MFS.

     We may collect nonpublic personal information about you from the following sources:

         - information we receive from you on applications or other forms

         - information about your transactions with us, our affiliates, or others, and

         - information we receive from a consumer reporting agency

     We do not disclose any nonpublic personal information about our customers or former customers to anyone except as permitted by law. We may disclose all of the information we collect, as described above, to companies that perform marketing services on our behalf or to other financial institutions with whom we have joint marketing arrangements.

     We restrict access to nonpublic personal information about you to personnel who are necessary or appropriate to provide products or services to you. We maintain physical, electronic, and procedural safeguards that comply with federal regulations to guard your nonpublic personal information.

     Our privacy policy applies only to individual MFS investors who have a direct relationship with us. If you own MFS products or receive MFS investment services in the name of a third-party broker-dealer, bank, investment adviser or other financial service provider, that third-party's privacy policy may apply to you and our privacy policy may not.

     If you have any questions with respect to MFS' privacy policy, please call 1-800-225-2606 any business day between 8 a.m. and 8 p.m. Eastern time.

     (1) MFS Institutional Advisors, Inc., Vertex Investment Management, Inc., MFS Original Research Advisors, LLC, MFS Original Research Partners, LLC, MFS(R) Heritage Trust Company(SM), and MFS Fund Distributors, Inc.

NOT FDIC INSURED      MAY LOSE VALUE      NO BANK GUARANTEE

LETTER FROM THE CHAIRMAN

[PHOTO OF JEFFREY L. SHAMES]

DEAR SHAREHOLDERS,

As I write this letter, it's been just over a month since the events of September 11, among the most tragic events ever to occur on U.S. soil. The United States and its allies have just commenced military action, and the outcome at this point is unknown. The human dimensions of the September 11 tragedy have rightfully overshadowed all else, but the terrorist attacks were also unprecedented in terms of a market event.

POTENTIAL RECOVERY PUSHED OUT
Prior to September 11 we felt that the market was approaching a bottom and might be on a slow, uneven, but upward trend toward recovery. On September 11 political uncertainty was added to the issues buffeting the economy, and the market subsequently hit new lows. Due largely to a decrease in air travel and the ripple effects in a large number of industries, companies announced a huge number of employee layoffs in the weeks following the attacks. Going forward, one of our chief concerns is that consumer spending, which accounts for about two-thirds of U.S. gross domestic product (GDP) -- and which had held up surprisingly well in the downturn prior to September 11 -- may fall off dramatically in the short term.

We think the implication for investors is that the current economic downturn may last longer than we had previously expected, with a potential recovery pushed out farther into the future. However, it is important to note that the equity market had already experienced a significant downturn, essentially factoring in a slow growth environment.

ENCOURAGING SIGNS AMID A DOWNTURN
We do, however, have a strong belief that the U.S. economy and economies around the globe will indeed recover over time and perhaps emerge even stronger. In our view, the U.S. economy is already demonstrating a tremendous resiliency. After an initial slide when the market reopened after September 11, we witnessed upward moves in the market over the following weeks. Mutual fund redemptions have not risen significantly; we think this indicates that a majority of investors continue to have faith in stocks and bonds as long-term investments.

Long lines at airports, although inconvenient, are evidence that people are flying again. Shoppers appear to be going back to stores. Consumer spending is certainly down and may remain so for a while, but it does appear to be recovering slowly from the sharp drop we experienced immediately after September
11. One demographic factor that may help a recovery is the large number of baby boomers who are still in their prime earning years.

Prior to September 11 corporations were responding to the economic slowdown by trimming capacity, expenses, and payrolls, and the attacks accelerated that trend. Our experience in previous downturns has been that this type of environment, although painful in the short term, allows the best firms in various industries to emerge leaner and stronger, setting the stage for a healthier economy. A recent example is the economic slowdown of 1990-1991, a period which included the Gulf War. Corporate earnings fell, and the markets witnessed a large selloff; yet a short time later we began a nearly decade-long climb to all-time highs in both earnings and stock prices.

GOVERNMENT IS DOING ITS PART
Also encouraging is the urgency with which the U.S. government has stepped in to bolster the economy. President Bush and Congress quickly passed a relief bill for the airline industry. Under discussion are several other measures to help stimulate the economy, including tax cuts and government spending. As this is written, the Federal Reserve Board (the Fed) has cut interest rates twice since the attacks, bringing rates to their lowest level in nearly four decades. By decreasing the cost of borrowing money, rate cuts encourage buying by both corporations and consumers. Rate cuts also make interest rates on money market funds and certificates of deposit less attractive. This may stimulate investors to move money off the sidelines and into potentially higher-yielding investments that may do more to drive the economy -- such as corporate bonds and stocks.

INVESTING IN UNCERTAIN TIMES
The events of September 11 have not changed what we do on a day-to-day basis. Our investment approach is still based on our own in-depth, fundamental research into companies and other issuers of securities. We remain bottom-up investors, building our portfolios one stock or bond at a time. In equity investing, we continue to believe that, over the long term, stock prices follow earnings. We also remain convinced that valuation, or a stock's price in relation to factors such as earnings and cash flow, is important. In our view, a good company selling at an overly high price is not a good stock.

If anything, we think our investment approach is more valid than ever in the current environment. Although September 11 changed the near-term outlook for many companies, our experience has been that companies we believed were good investments before that date are still, for the most part, good investments. By lowering valuations somewhat indiscriminately across the market, the post-attack downturn made some stocks even more attractive. From a long-term valuation standpoint, one could argue that it may be less risky to be in the market today than it has been in a long time.

As I write this in mid-October, we see economic markets in the midst of tremendous short-term uncertainty. But we also see the seeds of economic recovery beginning to take root, and we believe that our fundamental, bottom-up investment process continues to benefit long-term investors. For further guidance in these difficult times, we believe it is critical for you to consult with your investment professional. As always, we appreciate your confidence in MFS and welcome any questions or comments you may have.

Respectfully,

/s/ Jeffrey L. Shames

JEFFREY L. SHAMES
CHAIRMAN AND CHIEF EXECUTIVE OFFICER
MFS INVESTMENT MANAGEMENT(R)

October 15, 2001

The opinions expressed in this letter are those of MFS, and no forecasts can be guaranteed. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

MANAGEMENT REVIEW AND OUTLOOK

DEAR SHAREHOLDERS,

Over the past six months, U.S. economic growth continued to slow. Evidence of that included deterioration in business investment, falling stock prices, and an uptick in unemployment. Just when many observers appeared to be feeling the economy might be bottoming, the events of September 11 accelerated the downward trend. Investors became increasingly wary that consumer spending, which accounts for about two-thirds of U.S. gross domestic product (GDP) -- and which had held up surprisingly well in the downturn prior to September 11 -- might fall off dramatically. By the end of the period, we had become concerned about the possibility of negative GDP growth for the third quarter, which could signal the start of a recession. (GDP numbers are generally released approximately one month after quarter end.) A recession is usually defined as two consecutive quarters of negative GDP growth.

Throughout the period, however, the Federal Reserve Board (the Fed) attempted to revive economic growth with an aggressive series of interest rate cuts -- the most dramatic series of rate cuts in over fifty years.

In the bond market, the effect of Fed rate cuts was most pronounced on shorter-maturity bonds. The yield curve steepened dramatically, with short rates falling substantially and long rates essentially unchanged over the past six months. (A yield curve for bonds shows the relationship between interest rate, or yield, and time remaining to maturity. Typically, bonds with longer maturities, in the 15- to 30-year range, pay higher yields but are also more sensitive to changes in interest rates.)

There's a saying in the bond market that the Fed determines the short end of the yield curve, but investors determine the long end. Long rates were relatively stable over the past six months because, while near-term economic growth continued to deteriorate, investors in the long part of the yield curve were looking past the downturn. We think they anticipated that the Fed's actions would help stimulate a recovery and began to worry about growth and inflation heating up in the future. Another factor was that long rates had already fallen dramatically last year as investors anticipated the Fed would eventually cut short-term rates.

The effect on municipal bond yields mimicked the overall bond market, with short-term rates (10-year maturities and shorter) falling and longer-term rates remaining relatively stable. Because the portfolios were heavily weighted in the 15- to 20-year portion of the yield curve, their holdings were relatively unaffected by the Fed's rate cuts.

In managing the portfolios, we use historical analysis to determine what we believe is the optimal spot on the yield curve -- a time to maturity that optimizes the combination of yield and risk. Our research has indicated for some time that the 15- to 20-year part of the yield curve is that optimal spot. For example, in our experience a 20-year bond typically pays 98% of the yield of a similar 30-year bond but carries only 75%-80% of the duration risk of that 30-year bond. (Duration is a measurement of a bond's price-sensitivity to changes in interest rates.) Not all of our holdings have maturities in the 15- to 20-year range, but we try to maintain the average maturity of the portfolios in that range.

Our positioning on the yield curve is one part of our overall investment process. The other main element is the use of fundamental, bottom-up MFS Original Research(R) to determine market sectors, as well as find bonds within those sectors, that may provide the best combination of risk and return.

For example, over a year ago, our analysts felt the health care sector was approaching bottom and was poised to move upward. We acted on that research by increasing our health care exposure to the extent that opportunities were available in individual states. And over the period we indeed witnessed the beginning of a turnaround, as health care became the best-performing municipal bond sector. We believe this was driven by the market's recognition of at least two positive developments: Congress began to restore health care funding it had cut some years earlier, and HMOs began to grant reimbursement rate increases to hospitals.

Energy issues also outperformed the general market over the period. The default of Pacific Gas & Electric in California, in our view, convinced many investors that the speed of deregulation would slow down across the country. This was generally positive for utility bonds because investors had come to regard deregulation as a bad thing, and a fear of the negative effects of deregulation had been factored into energy sector prices.

In addition, lower-rated bonds in general did well as investors seemed to look through the downturn to anticipate a recovery.

As we look ahead, the events of September 11 continue to reverberate in the economy. In the municipal market, we think that airline, airport, and port authority bonds may feel the most direct effect of the attacks. Reduced air travel has already hurt the credit quality of airline issues; we reduced our holdings in airlines on the belief that these companies will be under economic pressure for some time. For many port authorities, however, we feel the long-term effect may be minimal, and we think panic selling may, in fact, create some buying opportunities in relatively secure issuers.

From a broader viewpoint, we think the post-September 11 environment will be one of increased budgetary pressure on state and local governments that were already hurting from declining corporate tax revenues. Weaker consumer spending will hurt sales tax receipts and other forms of revenue. The good news, we think, is that state and local governments in general are prepared for short-term bad news -- much more so than they were before the 1990-1991 recession. Overall, we feel they're better managed than they were a decade ago, and they've put aside substantial budgetary reserves from the boom years of the late 1990s. So although the short-term economic news will likely be negative, we think the municipal market looks healthy overall.

Respectfully,

/s/ Michael L. Dawson                                  /s/ Geoffrey L. Schechter

Michael L. Dawson                                     Geoffrey L. Schechter
Portfolio Manager                                     Portfolio Manager

NOTE TO SHAREHOLDERS OF THE NEW YORK FUND: The aftershocks of September 11(th) have perhaps been felt most strongly in New York City and its surroundings. Of course it is difficult to predict with certainty the short-term or long-term impact these events may have on municipal obligations held by the fund. However, our research staff has spent considerable time analyzing the financial impact on our holdings, and we believe there will be no significant impact on the ability of New York City and related issuers to service their debt on a timely basis.

The opinions expressed in this report are those of MFS and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

It is not possible to invest directly in an index.

The portfolios are actively managed, and current holdings may be different.

   PORTFOLIO MANAGERS' PORTFOLIO

     MICHAEL L. DAWSON IS VICE PRESIDENT OF MFS INVESTMENT MANAGEMENT(R) (MFS(R)) AND A PORTFOLIO MANAGER OF ALL STATE MUNICIPAL BOND FUNDS. HE ALSO MANAGES OTHER NATIONAL MUNICIPAL BOND PORTFOLIOS FOR MFS. MICHAEL JOINED MFS IN 1998. HE WAS NAMED ASSISTANT VICE PRESIDENT AND PORTFOLIO MANAGER IN 1999, AND VICE PRESIDENT IN 2001. PRIOR TO JOINING MFS, MICHAEL WORKED IN INSTITUTIONAL SALES -- FIXED INCOME FOR FIDELITY CAPITAL MARKETS AND GOLDMAN SACHS. PRIOR TO THAT, HE WAS A RESEARCH ANALYST IN THE MUNICIPAL BOND GROUP AT FRANKLIN TEMPLETON. HE IS A GRADUATE OF SANTA CLARA UNIVERSITY AND RECEIVED AN M.B.A. DEGREE FROM BABSON COLLEGE IN 1999. HE IS A MEMBER OF THE BOSTON MUNICIPAL ANALYSTS FORUM AND THE NATIONAL FEDERATION OF MUNICIPAL ANALYSTS.

     GEOFFREY L. SCHECHTER, CFA, CPA, IS VICE PRESIDENT OF MFS INVESTMENT MANAGEMENT(R) (MFS(R)) AND A PORTFOLIO MANAGER OF OUR MUNICIPAL BOND FUNDS. HE ALSO MANAGES SEVERAL OTHER STATE MUNICIPAL BOND PORTFOLIOS FOR MFS. HE JOINED MFS AS INVESTMENT OFFICER IN 1993 AFTER WORKING AS A MUNICIPAL CREDIT ANALYST WITH A MAJOR INSURANCE COMPANY. HE WAS NAMED PORTFOLIO MANAGER IN 1993, ASSISTANT VICE PRESIDENT IN 1994, AND VICE PRESIDENT IN 1995. GEOFF IS A GRADUATE OF THE UNIVERSITY OF TEXAS AND HAS AN M.B.A. DEGREE FROM BOSTON UNIVERSITY. HE HOLDS THE CHARTERED FINANCIAL ANALYST
     (CFA) AND CERTIFIED PUBLIC ACCOUNTANT (CPA) DESIGNATIONS.

     ALL PORTFOLIO MANAGERS AT MFS ARE SUPPORTED BY AN INVESTMENT STAFF OF OVER 160 PROFESSIONALS UTILIZING MFS ORIGINAL RESEARCH(R), A GLOBAL, ISSUER-ORIENTED, BOTTOM-UP PROCESS OF SELECTING SECURITIES.

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. A prospectus containing more information, including the exchange privilege and charges and expenses, for any other MFS product is available from your investment professional or by calling MFS at 1-800-225-2606. Please read it carefully before investing or sending money.

PERFORMANCE SUMMARY

     FUND FACTS

     OBJECTIVE: EACH FUND SEEKS CURRENT INCOME EXEMPT FROM FEDERAL INCOME TAXES AND FROM THE PERSONAL INCOME TAXES, IF ANY, OF THE STATE TO WHICH ITS NAME REFERS.

     COMMENCEMENT OF INVESTMENT OPERATIONS:

     MISSISSIPPI                        AUGUST 6, 1992
     NEW YORK                           JUNE 6, 1988
     NORTH CAROLINA                     OCTOBER 31, 1984
     PENNSYLVANIA                       FEBRUARY 1, 1993
     SOUTH CAROLINA                     OCTOBER 31, 1984
     TENNESSEE                          AUGUST 12, 1988
     VIRGINIA                           OCTOBER 31, 1984
     WEST VIRGINIA                      OCTOBER 31, 1984

     NET ASSETS AS OF SEPTEMBER 30, 2001:

     MISSISSIPPI                        $ 83.6 MILLION
     NEW YORK                           $169.0 MILLION
     NORTH CAROLINA                     $394.9 MILLION
     PENNSYLVANIA                       $ 67.7 MILLION
     SOUTH CAROLINA                     $160.6 MILLION
     TENNESSEE                          $127.7 MILLION
     VIRGINIA                           $345.8 MILLION
     WEST VIRGINIA                      $137.3 MILLION

     CLASS INCEPTION:

     MISSISSIPPI         CLASS A        AUGUST 6, 1992
                         CLASS B        SEPTEMBER 7, 1993
     NEW YORK            CLASS A        JUNE 6, 1988
                         CLASS B        SEPTEMBER 7, 1993
                         CLASS C        DECEMBER 11, 2000
     NORTH CAROLINA      CLASS A        OCTOBER 31, 1984
                         CLASS B        SEPTEMBER 7, 1993
                         CLASS C        JANUARY 3, 1994
     PENNSYLVANIA        CLASS A        FEBRUARY 1, 1993
                         CLASS B        SEPTEMBER 7, 1993
     SOUTH CAROLINA      CLASS A        OCTOBER 31, 1984
                         CLASS B        SEPTEMBER 7, 1993
     TENNESSEE           CLASS A        AUGUST 12, 1988
                         CLASS B        SEPTEMBER 7, 1993
     VIRGINIA            CLASS A        OCTOBER 31, 1984
                         CLASS B        SEPTEMBER 7, 1993
                         CLASS C        JANUARY 3, 1994
     WEST VIRGINIA       CLASS A        OCTOBER 31, 1984
                         CLASS B        SEPTEMBER 7, 1993

Because mutual funds are designed for investors with long-term goals, we have provided cumulative results as well as the average total returns for the applicable time periods. Performance results reflect the percentage change in net asset value, including the reinvestment of any dividends and capital gains distributions. (See Notes to Performance Summary.)

MFS(R) MISSISSIPPI MUNICIPAL BOND FUND

TOTAL RATES OF RETURN THROUGH SEPTEMBER 30, 2001

                                                                             CLASS A
                            --------------------------------------------------------
                            6 Months      1Year      3 Years     5 Years       Life*
------------------------------------------------------------------------------------
Cumulative Total Return
  Excluding Sales Charge      +3.44%     +9.41%      +14.25%     +34.71%     +69.32%
------------------------------------------------------------------------------------
Average Annual Total Return
  Excluding Sales Charge         --      +9.41%      + 4.54%     + 6.14%     + 5.92%
------------------------------------------------------------------------------------
Average Annual Total Return
  Including Sales Charge         --      +4.21%      + 2.86%     + 5.11%     + 5.36%
------------------------------------------------------------------------------------

                                                                             CLASS B
                            --------------------------------------------------------
                            6 Months      1Year      3 Years     5 Years       Life*
------------------------------------------------------------------------------------
Cumulative Total Return
    Excluding Sales Charge    +3.03%     +8.55%      +11.59%     +29.64      +58.41%
------------------------------------------------------------------------------------
Average Annual Total Return
  Excluding Sales Charge         --      +8.55%      + 3.72%     + 5.33%     + 5.16%
------------------------------------------------------------------------------------
Average Annual Total Return
  Including Sales Charge         --      +4.55%      + 2.80%     + 5.00%     + 5.16%
------------------------------------------------------------------------------------

* For the period from the commencement of the fund's investment operations, August 6, 1992, through September 30, 2001.

NOTES TO PERFORMANCE SUMMARY

Class A Share Performance Including Sales Charge takes into account the deduction of the maximum 4.75% sales charge. Class B Share Performance Including Sales Charge takes into account the deduction of applicable contingent deferred sales charge (CDSC), which declines over six years from 4% to 0%.

Class B share performance includes the performance of the fund's Class A shares for periods prior to their inception (blended performance). Class B performance has been adjusted to take into account the CDSC applicable to Class B shares rather than the initial sales charge (load) applicable to Class A shares. This blended performance has not been adjusted to take into account differences in class-specific operating expenses. Because operating expenses of Class B shares are higher than those of Class A, the blended Class B share performance is higher than it would have been had Class B shares been offered for the entire period.

All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable. See the prospectus and financial statements for details. All results are historical and assume the reinvestment of dividends and capital gains.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THE PERFORMANCE SHOWN ABOVE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE, AND MORE RECENT RETURNS MAY BE DIFFERENT FROM THOSE SHOWN. VISIT www.mfs.com FOR MORE CURRENT PERFORMANCE RESULTS.

RISK CONSIDERATIONS

Investments in lower-rated securities may provide greater returns but may have greater-than-average risk.
As a nondiversified portfolio, the portfolio invests in a limited number of companies and may have more risk because a change in one security's value may have a more significant effect on the portfolio's net asset value. An investment in the portfolio is not a complete investment program.
A small portion of income may be subject to state, federal and/or alternative minimum tax. Capital gains, if any, are subject to a capital gains tax.
By concentrating in one state rather than diversifying among several, the portfolio is more susceptible to adverse economic, political or regulatory developments affecting those states than is a portfolio that invests more broadly.
These risks may increase share price volatility. Please see the prospectus for details.

MFS(R) NEW YORK MUNICIPAL BOND FUND

TOTAL RATES OF RETURN THROUGH SEPTEMBER 30, 2001

                                                                            CLASS A
                            -------------------------------------------------------
                            6 Months     1 Year      3 Years     5 Years   10 Years
-----------------------------------------------------------------------------------
Cumulative Total Return
  Excluding Sales Charge      +2.97%    +10.24%      +13.98%     +34.53%    +90.70%
-----------------------------------------------------------------------------------
Average Annual Total Return
  Excluding Sales Charge         --     +10.24%      + 4.46%     + 6.11%    + 6.67%
-----------------------------------------------------------------------------------
Average Annual Total Return
  Including Sales Charge         --     + 5.01%      + 2.78%     + 5.08%    + 6.15%
-----------------------------------------------------------------------------------

                                                                            CLASS B
                            -------------------------------------------------------
                            6 Months     1 Year      3 Years     5 Years   10 Years
-----------------------------------------------------------------------------------
Cumulative Total Return
  Excluding Sales Charge      +2.58%     +9.33%      +11.36%     +29.51%    +78.99%
-----------------------------------------------------------------------------------
Average Annual Total Return
  Excluding Sales Charge         --      +9.33%      + 3.65%     + 5.31%    + 5.99%
-----------------------------------------------------------------------------------
Average Annual Total Return
  Including Sales Charge         --      +5.33%      + 2.73%     + 4.98%    + 5.99%
-----------------------------------------------------------------------------------

                                                                            CLASS C
                            -------------------------------------------------------
                            6 Months     1 Year      3 Years     5 Years   10 Years
-----------------------------------------------------------------------------------
Cumulative Total Return
  Excluding Sales Charge      +2.58%    + 9.49%      +13.21%     +33.62%    +89.40%
-----------------------------------------------------------------------------------
Average Annual Total Return
  Excluding Sales Charge         --     + 9.49%      + 4.22%     + 5.97%    + 6.60%
-----------------------------------------------------------------------------------
Average Annual Total Return
  Including Sales Charge         --     + 8.49%      + 4.22%     + 5.97%    + 6.60%
-----------------------------------------------------------------------------------

NOTES TO PERFORMANCE SUMMARY

Class A Share Performance Including Sales Charge takes into account the deduction of the maximum 4.75% sales charge. Class B Share Performance Including Sales Charge takes into account the deduction of applicable contingent deferred sales charge (CDSC), which declines over six years from 4% to 0%. Class C Share Performance Including Sales Charge takes into account the deduction of the 1% CDSC applicable to Class C shares redeemed within 12 months.

Class B and C share performance include the performance of the fund's Class A shares for periods prior to their inception (blended performance). Class B and C blended performance has been adjusted to take into account the CDSC applicable to Class B and C shares rather than the initial sales charge (load) applicable to Class A shares. These blended performance figures have not been adjusted to take into account differences in class-specific operating expenses. Because operating expenses of Class B and C shares are higher than those of Class A, the blended Class B and C share performance is higher than it would have been had Class B and C shares been offered for the entire period.

All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable. See the prospectus and financial statements for details. All results are historical and assume the reinvestment of dividends and capital gains.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THE PERFORMANCE SHOWN ABOVE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE, AND MORE RECENT RETURNS MAY BE DIFFERENT FROM THOSE SHOWN. VISIT www.mfs.com FOR MORE CURRENT PERFORMANCE RESULTS.

RISK CONSIDERATIONS

Investments in lower-rated securities may provide greater returns but may have greater-than-average risk.
As a nondiversified portfolio, the portfolio invests in a limited number of companies and may have more risk because a change in one security's value may have a more significant effect on the portfolio's net asset value. An investment in the portfolio is not a complete investment program.
A small portion of income may be subject to state, federal and/or alternative minimum tax. Capital gains, if any, are subject to a capital gains tax.
By concentrating in one state rather than diversifying among several, the portfolio is more susceptible to adverse economic, political or regulatory developments affecting those states than is a portfolio that invests more broadly.
These risks may increase share price volatility. Please see the prospectus for details.

MFS(R) NORTH CAROLINA MUNICIPAL BOND FUND

TOTAL RATES OF RETURN THROUGH SEPTEMBER 30, 2001

                                                                            CLASS A
                            -------------------------------------------------------
                            6 Months     1 Year      3 Years     5 Years   10 Years
-----------------------------------------------------------------------------------
Cumulative Total Return
  Excluding Sales Charge      +3.05%     +9.60%      +12.47%     +31.15%    +77.49%
-----------------------------------------------------------------------------------
Average Annual Total Return
  Excluding Sales Charge         --      +9.60%      + 4.00%     + 5.57%    + 5.91%
-----------------------------------------------------------------------------------
Average Annual Total Return
  Including Sales Charge         --      +4.39%      + 2.32%     + 4.55%    + 5.39%
-----------------------------------------------------------------------------------

                                                                            CLASS B
                            -------------------------------------------------------
                            6 Months     1 Year      3 Years     5 Years   10 Years
-----------------------------------------------------------------------------------
Cumulative Total Return
  Excluding Sales Charge       +2.63%    +8.89%      +10.31%     +26.86%    +67.89%
------------------------------------------------------------------------------------
Average Annaul Total Return
  Excluding Sales Charge          --     +8.89%      + 3.33%     + 4.87%    + 5.32%
------------------------------------------------------------------------------------
Average Annual Total Return
  Including Sales Charge          --     +4.89%      + 2.41%     + 4.54%    + 5.32%
------------------------------------------------------------------------------------

                                                                            CLASS C
                            -------------------------------------------------------
                            6 Months     1 Year      3 Years     5 Years   10 Years
-----------------------------------------------------------------------------------
Cumulative Total Return
  Excluding Sales Charge      +2.63%     +8.90%      +10.31%     +26.88%    +68.46%
-----------------------------------------------------------------------------------
Average Annual Total Return
  Excluding Sales Charge         --      +8.90%      + 3.33%     + 4.88%    + 5.35%
-----------------------------------------------------------------------------------
Average Annual Total Return
  Including Sales Charge         --      +7.90%      + 3.33%     + 4.88%    + 5.35%
-----------------------------------------------------------------------------------

NOTES TO PERFORMANCE SUMMARY

Class A Share Performance Including Sales Charge takes into account the deduction of the maximum 4.75% sales charge. Class B Share Performance Including Sales Charge takes into account the deduction of applicable contingent deferred sales charge (CDSC), which declines over six years from 4% to 0%. Class C Share Performance Including Sales Charge takes into account the deduction of the 1% CDSC applicable to Class C shares redeemed within 12 months.

Class B and C share performance include the performance of the fund's Class A shares for periods prior to their inception (blended performance). Class B and C blended performance has been adjusted to take into account the CDSC applicable to Class B and C shares rather than the initial sales charge (load) applicable to Class A shares. These blended performance figures have not been adjusted to take into account differences in class-specific operating expenses. Because operating expenses of Class B and C shares are higher than those of Class A, the blended Class B and C share performance is higher than it would have been had Class B and C shares been offered for the entire period.

All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable. See the prospectus and financial statements for details. All results are historical and assume the reinvestment of dividends and capital gains.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THE PERFORMANCE SHOWN ABOVE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE, AND MORE RECENT RETURNS MAY BE DIFFERENT FROM THOSE SHOWN. VISIT www.mfs.com FOR MORE CURRENT PERFORMANCE RESULTS.

RISK CONSIDERATIONS

Investments in lower-rated securities may provide greater returns but may have greater-than-average risk.
As a nondiversified portfolio, the portfolio invests in a limited number of companies and may have more risk because a change in one security's value may have a more significant effect on the portfolio's net asset value. An investment in the portfolio is not a complete investment program.
A small portion of income may be subject to state, federal and/or alternative minimum tax. Capital gains, if any, are subject to a capital gains tax.
By concentrating in one state rather than diversifying among several, the portfolio is more susceptible to adverse economic, political or regulatory developments affecting those states than is a portfolio that invests more broadly.
These risks may increase share price volatility. Please see the prospectus for details.

MFS(R) PENNSYLVANIA MUNICIPAL BOND FUND

TOTAL RATES OF RETURN THROUGH SEPTEMBER 30, 2001

                                                                           CLASS A
                            ------------------------------------------------------
                             6 Months     1 Year      3 Years     5 Years     Life*
----------------------------------------------------------------------------------
Cumulative Total Return
  Excluding Sales Charge      +3.58%    +10.63%      +15.35%     +36.76%   +66.75%
----------------------------------------------------------------------------------
Average Annual Total Return
  Excluding Sales Charge         --     +10.63%      + 4.87%     + 6.46%   + 6.08%
----------------------------------------------------------------------------------
Average Annual Total Return
  Including Sales Charge         --     + 5.37%      + 3.19%     + 5.43%   + 5.49%
----------------------------------------------------------------------------------

                                                                           CLASS B
                            ------------------------------------------------------
                             6 Months     1 Year      3 Years     5 Years     Life*
----------------------------------------------------------------------------------
Cumulative Total Return
  Excluding Sales Charge       +3.14%    +9.70%      +12.68%     +31.47%   +56.26%
----------------------------------------------------------------------------------
Average Annual Total Return
  Excluding Sales Charge          --     +9.70%      + 4.06%     + 5.62%   + 5.29%
----------------------------------------------------------------------------------
Average Annual Total Return
  Including Sales Charge          --     +5.70%      + 3.14%     + 5.30%   + 5.29%
----------------------------------------------------------------------------------

* For the period from the commencement of the fund's investment operations, February 1, 1993, through September 30, 2001.

NOTES TO PERFORMANCE SUMMARY

Class A Share Performance Including Sales Charge takes into account the deduction of the maximum 4.75% sales charge. Class B Share Performance Including Sales Charge takes into account the deduction of applicable contingent deferred sales charge (CDSC), which declines over six years from 4% to 0%.

Class B share performance includes the performance of the fund's Class A shares for periods prior to their inception (blended performance). Class B performance has been adjusted to take into account the CDSC applicable to Class B shares rather than the initial sales charge (load) applicable to Class A shares. This blended performance has not been adjusted to take into account differences in class-specific operating expenses. Because operating expenses of Class B shares are higher than those of Class A, the blended Class B share performance is higher than it would have been had Class B shares been offered for the entire period.

All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable. See the prospectus and financial statements for details. All results are historical and assume the reinvestment of dividends and capital gains.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THE PERFORMANCE SHOWN ABOVE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE, AND MORE RECENT RETURNS MAY BE DIFFERENT FROM THOSE SHOWN. VISIT www.mfs.com FOR MORE CURRENT PERFORMANCE RESULTS.

RISK CONSIDERATIONS

Investments in lower-rated securities may provide greater returns but may have greater-than-average risk.
As a nondiversified portfolio, the portfolio invests in a limited number of companies and may have more risk because a change in one security's value may have a more significant effect on the portfolio's net asset value. An investment in the portfolio is not a complete investment program.
A small portion of income may be subject to state, federal and/or alternative minimum tax. Capital gains, if any, are subject to a capital gains tax.
By concentrating in one state rather than diversifying among several, the portfolio is more susceptible to adverse economic, political or regulatory developments affecting those states than is a portfolio that invests more broadly.
These risks may increase share price volatility. Please see the prospectus for details.

MFS(R) SOUTH CAROLINA MUNICIPAL BOND FUND

TOTAL RATES OF RETURN THROUGH SEPTEMBER 30, 2001

                                                                          CLASS A
                            -----------------------------------------------------
                            6 Months     1 Year    3 Years     5 Years   10 Years
---------------------------------------------------------------------------------
Cumulative Total Return
  Excluding Sales Charge      +3.39%    +10.02%    +11.80%     +30.59%    +78.97%
---------------------------------------------------------------------------------
Average Annual Total Return
  Excluding Sales Charge         --     +10.02%    + 3.79%     + 5.48%    + 5.99%
---------------------------------------------------------------------------------
Average Annual Total Return
  Including Sales Charge         --     + 4.80%    + 2.12%     + 4.46%    + 5.48%
---------------------------------------------------------------------------------

                                                                          CLASS B
                            -----------------------------------------------------
                            6 Months     1 Year    3 Years     5 Years   10 Years
---------------------------------------------------------------------------------
Cumulative Total Return
  Excluding Sales Charge      +3.05%     +9.32%     +9.65%     +26.31%    +69.30%
---------------------------------------------------------------------------------
Average Annual Total Return
  Excluding Sales Charge         --      +9.32%     +3.12%     + 4.78%    + 5.41%
---------------------------------------------------------------------------------
Average Annual Total Return
  Including Sales Charge         --      +5.32%     +2.20%     + 4.45%    + 5.41%
---------------------------------------------------------------------------------

NOTES TO PERFORMANCE SUMMARY

Class A Share Performance Including Sales Charge takes into account the deduction of the maximum 4.75% sales charge. Class B Share Performance Including Sales Charge takes into account the deduction of applicable contingent deferred sales charge (CDSC), which declines over six years from 4% to 0%.

Class B share performance includes the performance of the fund's Class A shares for periods prior to their inception (blended performance). Class B performance has been adjusted to take into account the CDSC applicable to Class B shares rather than the initial sales charge (load) applicable to Class A shares. This blended performance has not been adjusted to take into account differences in class-specific operating expenses. Because operating expenses of Class B shares are higher than those of Class A, the blended Class B share performance is higher than it would have been had Class B shares been offered for the entire period.

All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable. See the prospectus and financial statements for details. All results are historical and assume the reinvestment of dividends and capital gains.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THE PERFORMANCE SHOWN ABOVE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE, AND MORE RECENT RETURNS MAY BE DIFFERENT FROM THOSE SHOWN. VISIT www.mfs.com FOR MORE CURRENT PERFORMANCE RESULTS.

RISK CONSIDERATIONS

Investments in lower-rated securities may provide greater returns but may have greater-than-average risk.
As a nondiversified portfolio, the portfolio invests in a limited number of companies and may have more risk because a change in one security's value may have a more significant effect on the portfolio's net asset value. An investment in the portfolio is not a complete investment program.
A small portion of income may be subject to state, federal and/or alternative minimum tax. Capital gains, if any, are subject to a capital gains tax.
By concentrating in one state rather than diversifying among several, the portfolio is more susceptible to adverse economic, political or regulatory developments affecting those states than is a portfolio that invests more broadly.
These risks may increase share price volatility. Please see the prospectus for details.

MFS(R) TENNESSEE MUNICIPAL BOND FUND

TOTAL RATES OF RETURN THROUGH SEPTEMBER 30, 2001

                                                                          CLASS A
                            -----------------------------------------------------
                            6 Months     1 Year    3 Years     5 Years   10 Years
---------------------------------------------------------------------------------
Cumulative Total Return
  Excluding Sales Charge      +3.27%     +9.60%    +12.43%     +32.56%    +81.23%
---------------------------------------------------------------------------------
Average Annual Total Return
  Excluding Sales Charge         --      +9.60%    + 3.98%     + 5.80%    + 6.13%
---------------------------------------------------------------------------------
Average Annual Total Return
  Including Sales Charge         --      +4.40%    + 2.31%     + 4.77%    + 5.61%
---------------------------------------------------------------------------------

                                                                          CLASS B
                            -----------------------------------------------------
                            6 Months     1 Year    3 Years     5 Years   10 Years
---------------------------------------------------------------------------------
Cumulative Total Return
  Excluding Sales Charge      +2.93%     +8.90%    +10.27%     +28.34%    +71.40%
---------------------------------------------------------------------------------
Average Annual Total Return
  Excluding Sales Charge         --      +8.90%    + 3.31%     + 5.12%    + 5.54%
---------------------------------------------------------------------------------
Average Annual Total Return
  Including Sales Charge         --      +4.90%    + 2.40%     + 4.79%    + 5.54%
---------------------------------------------------------------------------------

NOTES TO PERFORMANCE SUMMARY

Class A Share Performance Including Sales Charge takes into account the deduction of the maximum 4.75% sales charge. Class B Share Performance Including Sales Charge takes into account the deduction of applicable contingent deferred sales charge (CDSC), which declines over six years from 4% to 0%.

Class B share performance includes the performance of the fund's Class A shares for periods prior to their inception (blended performance). Class B performance has been adjusted to take into account the CDSC applicable to Class B shares rather than the initial sales charge (load) applicable to Class A shares. This blended performance has not been adjusted to take into account differences in class-specific operating expenses. Because operating expenses of Class B shares are higher than those of Class A, the blended Class B share performance is higher than it would have been had Class B shares been offered for the entire period.

All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable. See the prospectus and financial statements for details. All results are historical and assume the reinvestment of dividends and capital gains.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THE PERFORMANCE SHOWN ABOVE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE, AND MORE RECENT RETURNS MAY BE DIFFERENT FROM THOSE SHOWN. VISIT www.mfs.com FOR MORE CURRENT PERFORMANCE RESULTS.

RISK CONSIDERATIONS

Investments in lower-rated securities may provide greater returns but may have greater-than-average risk.
As a nondiversified portfolio, the portfolio invests in a limited number of companies and may have more risk because a change in one security's value may have a more significant effect on the portfolio's net asset value. An investment in the portfolio is not a complete investment program.
A small portion of income may be subject to state, federal and/or alternative minimum tax. Capital gains, if any, are subject to a capital gains tax.
By concentrating in one state rather than diversifying among several, the portfolio is more susceptible to adverse economic, political or regulatory developments affecting those states than is a portfolio that invests more broadly.
These risks may increase share price volatility. Please see the prospectus for details.

MFS(R) VIRGINIA MUNICIPAL BOND FUND

TOTAL RATES OF RETURN THROUGH SEPTEMBER 30, 2001

                                                                          CLASS A
                            ------------------------------------------------------
                            6 Months     1 Year    3 Years     5 Years   10 Years
---------------------------------------------------------------------------------
Cumulative Total Return
  Excluding Sales Charge      +2.71%     +8.75%    +12.06%     +30.34%    +74.62%
---------------------------------------------------------------------------------
Average Annual Total Return
  Excluding Sales Charge         --      +8.75%    + 3.87%     + 5.44%    + 5.73%
---------------------------------------------------------------------------------
Average Annual Total Return
  Including Sales Charge         --      +3.58%    + 2.20%     + 4.42%    + 5.22%
---------------------------------------------------------------------------------

                                                                          CLASS B
                            ------------------------------------------------------
                            6 Months     1 Year    3 Years     5 Years   10 Years
---------------------------------------------------------------------------------
Cumulative Total Return
  Excluding Sales Charge      +2.37%     +8.06%     +9.92%     +26.20%    +65.20%
---------------------------------------------------------------------------------
Average Annual Total Return
  Excluding Sales Charge         --      +8.06%     +3.20%     + 4.76%    + 5.15%
---------------------------------------------------------------------------------
Average Annual Total Return
  Including Sales Charge         --      +4.06%     +2.29%     + 4.43%    + 5.15%
---------------------------------------------------------------------------------

                                                                          CLASS C
                            ------------------------------------------------------
                            6 Months     1 Year    3 Years     5 Years   10 Years
---------------------------------------------------------------------------------
Cumulative Total Return
  Excluding Sales Charge      +2.37%     +8.05%     +9.91%     +26.20%    +65.82%
---------------------------------------------------------------------------------
Average Annual Total Return
  Excluding Sales Charge         --      +8.05%     +3.20%     + 4.76%    + 5.19%
---------------------------------------------------------------------------------
Average Annual Total Return
  Including Sales Charge         --      +7.05%     +3.20%     + 4.76%    + 5.19%
---------------------------------------------------------------------------------

NOTES TO PERFORMANCE SUMMARY

Class A Share Performance Including Sales Charge takes into account the deduction of the maximum 4.75% sales charge. Class B Share Performance Including Sales Charge takes into account the deduction of applicable contingent deferred sales charge (CDSC), which declines over six years from 4% to 0%. Class C Share Performance Including Sales Charge takes into account the deduction of the 1% CDSC applicable to Class C shares redeemed within 12 months.

Class B and C share performance include the performance of the fund's Class A shares for periods prior to their inception (blended performance). Class B and C blended performance has been adjusted to take into account the CDSC applicable to Class B and C shares rather than the initial sales charge (load) applicable to Class A shares. These blended performance figures have not been adjusted to take into account differences in class-specific operating expenses. Because operating expenses of Class B and C shares are higher than those of Class A, the blended Class B and C share performance is higher than it would have been had Class B and C shares been offered for the entire period.

All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable. See the prospectus and financial statements for details. All results are historical and assume the reinvestment of dividends and capital gains.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THE PERFORMANCE SHOWN ABOVE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE, AND MORE RECENT RETURNS MAY BE DIFFERENT FROM THOSE SHOWN. VISIT www.mfs.com FOR MORE CURRENT PERFORMANCE RESULTS.

RISK CONSIDERATIONS

Investments in lower-rated securities may provide greater returns but may have greater-than-average risk.
As a nondiversified portfolio, the portfolio invests in a limited number of companies and may have more risk because a change in one security's value may have a more significant effect on the portfolio's net asset value. An investment in the portfolio is not a complete investment program.
A small portion of income may be subject to state, federal and/or alternative minimum tax. Capital gains, if any, are subject to a capital gains tax.
By concentrating in one state rather than diversifying among several, the portfolio is more susceptible to adverse economic, political or regulatory developments affecting those states than is a portfolio that invests more broadly.
These risks may increase share price volatility. Please see the prospectus for details.

MFS(R) WEST VIRGINIA MUNICIPAL BOND FUND

TOTAL RATES OF RETURN THROUGH SEPTEMBER 30, 2001

                                                                          CLASS A
                            -----------------------------------------------------
                            6 Months     1 Year    3 Years     5 Years   10 Years
---------------------------------------------------------------------------------
Cumulative Total Return
  Excluding Sales Charge      +3.45%     +9.71%    +12.66%     +30.82%    +79.74%
---------------------------------------------------------------------------------
Average Annual Total Return
  Excluding Sales Charge         --      +9.71%    + 4.05%     + 5.52%    + 6.04%
---------------------------------------------------------------------------------
Average Annual Total Return
  Including Sales Charge         --      +4.50%    + 2.38%     + 4.50%    + 5.52%
---------------------------------------------------------------------------------

                                                                          CLASS B
                            ------------------------------------------------------
                            6 Months     1 Year    3 Years     5 Years   10 Years
---------------------------------------------------------------------------------
Cumulative Total Return
  Excluding Sales Charge      +3.21%     +9.00%    +10.58%     +26.64%    +70.16%
---------------------------------------------------------------------------------
Average Annual Total Return
  Excluding Sales Charge         --      +9.00%    + 3.41%     + 4.84%    + 5.46%
---------------------------------------------------------------------------------
Average Annual Total Return
  Including Sales Charge         --      +5.00%    + 2.50%     + 4.50%    + 5.46%
---------------------------------------------------------------------------------

NOTES TO PERFORMANCE SUMMARY

Class A Share Performance Including Sales Charge takes into account the deduction of the maximum 4.75% sales charge. Class B Share Performance Including Sales Charge takes into account the deduction of applicable contingent deferred sales charge (CDSC), which declines over six years from 4% to 0%.

Class B share performance includes the performance of the fund's Class A shares for periods prior to their inception (blended performance). Class B performance has been adjusted to take into account the CDSC applicable to Class B shares rather than the initial sales charge (load) applicable to Class A shares. These blended performance has not been adjusted to take into account differences in class-specific operating expenses. Because operating expenses of Class B shares are higher than those of Class A, the blended Class B share performance is higher than it would have been had Class B shares been offered for the entire period.

All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable. See the prospectus and financial statements for details. All results are historical and assume the reinvestment of dividends and capital gains.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THE PERFORMANCE SHOWN ABOVE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE, AND MORE RECENT RETURNS MAY BE DIFFERENT FROM THOSE SHOWN. VISIT www.mfs.com FOR MORE CURRENT PERFORMANCE RESULTS.

RISK CONSIDERATIONS

Investments in lower-rated securities may provide greater returns but may have greater-than-average risk.
As a nondiversified portfolio, the portfolio invests in a limited number of companies and may have more risk because a change in one security's value may have a more significant effect on the portfolio's net asset value. An investment in the portfolio is not a complete investment program.
A small portion of income may be subject to state, federal and/or alternative minimum tax. Capital gains, if any, are subject to a capital gains tax.
By concentrating in one state rather than diversifying among several, the portfolio is more susceptible to adverse economic, political or regulatory developments affecting those states than is a portfolio that invests more broadly.
These risks may increase share price volatility. Please see the prospectus for details.

PORTFOLIO OF INVESTMENTS (UNAUDITED) -- September 30, 2001

MFS MISSISSIPPI MUNICIPAL BOND FUND

Municipal Bonds - 95.8%

--------------------------------------------------------------------------------
                                                PRINCIPAL AMOUNT
ISSUER                                             (000 OMITTED)           VALUE
--------------------------------------------------------------------------------
GENERAL OBLIGATION - GENERAL PURPOSE - 5.5%
 Hindus County, MS, MBIA, 6.25s, 2010                  $   1,660     $ 1,909,598
 Hindus County, MS, MBIA, 6.25s, 2011                      1,285       1,492,900
 Rankin County, MS, School District,
  MBIA, 5.5s, 2014                                         1,090       1,197,354
                                                                     -----------
                                                                     $ 4,599,852
--------------------------------------------------------------------------------
GENERAL OBLIGATIONS - IMPROVEMENT - 12.5%
 Commonwealth of Puerto Rico, MBIA,
  8.984s, 2008 ++++                                    $   2,000     $ 2,140,620
 Puerto Rico Municipal Finance Agency,
  RITES, FSA, 8.722s, 2017 ++++                              750         850,710
 Puerto Rico Public Finance Corp., MBIA,
  5s, 2021                                                 1,500       1,506,120
 State of Mississippi, 6.75s, 2014 ++++++                  1,800       2,014,164
 State of Mississippi, 6s, 2018                            1,000       1,083,850
 State of Mississippi, Capital Improvement,
  5.5s, 2015                                                 750         803,265
 State of Mississippi, Capital Improvement,
  5.25s, 2017                                              2,000       2,066,000
                                                                     -----------
                                                                     $10,464,729
--------------------------------------------------------------------------------
GENERAL OBLIGATIONS - SCHOOLS - 4.4%
 Biloxi, MS, Public School District, MBIA,
  5s, 2021                                             $   1,000     $   981,640
 Jackson, MS, Public School District,
  AMBAC, 5.75s, 2017                                       1,000       1,071,260
 Madison County, MS, Public School District,
  MBIA, 5.875s, 2016                                       1,500       1,626,795
                                                                     -----------
                                                                     $ 3,679,695
--------------------------------------------------------------------------------
HEALTH CARE REVENUE - HOSPITALS - 17.9%
 Alcorn County, MS, Corinth Hospital Rev.
  (Magnolia Regional Health Center),
  AMBAC, 5.75s, 2013                                   $   1,000     $ 1,070,720
 Corinth & Alcorn County, MS, Hospital Rev.
  (Magnolia Regional Health Center), 5.5s, 2021              670         593,613
 Gulfport, MS, Hospital Facilities (Memorial
  Hospital), MBIA, 6.125s, 2015                            2,250       2,451,487
 Gulfport, MS, Hospital Facilities (Memorial
  Hospital), MBIA, 6.2s, 2018                              1,000       1,087,360
 Hinds County, MS, Rev. (Methodist Hospital &
  Rehabilitition Center), AMBAC, 5.6s, 2012                2,335       2,566,936
 Jones County, MS, Hospital Rev. (South
  Central Regional Medical Center), 5.5s, 2017             1,000         942,180
 Mississippi Development Bank, Special
  Obligation (Adams County Hospital), FSA,
  5.75s, 2016                                              1,000       1,054,370
 Mississippi Hospital Equipment & Facilities
  Authority Rev. (Baptist), MBIA, 6.5s, 2010               1,190       1,325,362
 Mississippi Hospital Equipment & Facilities
  Authority Rev. (Baptist), MBIA, 6s, 2013                   750         817,793
 Mississippi Hospital Equipment & Facilities
  Authority Rev. (Forrest County General
  Hospital), FSA, 5.625s, 2020                             1,000       1,025,690
 Mississippi Hospital Equipment & Facilities
  Authority Rev. (Rush Medical Foundation),
  Connie Lee, 6.7s, 2008                                   2,000       2,058,900
                                                                     -----------
                                                                     $14,994,411
--------------------------------------------------------------------------------
 INDUSTRIAL REVENUE - PAPER - 6.3%
  Jones County, MS, Solid Waste Disposal Rev.
  (International Paper Co.), 5.8s, 2021                $    500      $   498,160
 Lowndes County, MS, Solid Waste Disposal
  & Pollution Control Rev. (Weyerhauser Co.),
  6.8s, 2022                                              3,250        3,700,807
 Warren County, MS, Pollution Control Rev.
  (International Paper), 6.6s, 2019                       1,000        1,034,600
--------------------------------------------------------------------------------
                                                                     $ 5,233,567
--------------------------------------------------------------------------------
MISCELLANEOUS REVENUE - ENTERTAINMENT & TOURISM - 1.5%
 Mississippi Development Bank (Diamond Lakes
  Utilities), 6.25s, 2017                              $  1,250      $ 1,236,713
--------------------------------------------------------------------------------
MULTI-FAMILY HOUSING REVENUE - 4.8%
 Gulfport, MS, Community Development
  (Oakview Apartments), FNMA, 7.4s, 2025               $  1,755      $ 1,838,327
 Jackson, MS, Elderly Housing Corp., Mortgage
  Rev. (Delhaven Manor), FHA, 7.375s, 2024                1,900        1,942,408
 Ridgeland, MS, Urban Renewal, Multifamily
  Housing Rev. (Northbrook I & III Apartments),
  6.15s, 2019                                               300          210,000
                                                                     -----------
                                                                     $ 3,990,735
--------------------------------------------------------------------------------
OTHER - 0.4%
 Guam Economic Development Authority, 5.5s, 2041       $    350      $   356,878
--------------------------------------------------------------------------------
SALES AND EXCISE TAX REVENUE - 1.0%
 Mississippi Development Bank Special
  Obligation (Tupelo Fairgrounds), AMBAC, 5s, 2017     $    785      $   794,844
--------------------------------------------------------------------------------
SINGLE FAMILY HOUSING REVENUE - STATE - 13.1%
 Mississippi Home Corp., 0s, 2013 ++++                 $  4,920      $ 2,806,221
 Mississippi Home Corp., GNMA, 6.5s, 2024                 2,465        2,548,859
 Mississippi Home Corp., GNMA, 6.625s, 2027               1,350        1,411,425
 Mississippi Home Corp., GNMA, 7.55s, 2027                1,119        1,218,669
 Mississippi Home Corp., GNMA, 6.3s, 2031                   500          529,995
 Mississippi Home Corp., GNMA, 6.95s, 2031                  990        1,123,660
 Mississippi Home Corp., GNMA, 4s, 2032                     750          792,825
 Mississippi Home Corp., GNMA, 5s to 2002, 6.5s to 2032     500          550,130
                                                                     -----------
                                                                     $10,981,784
--------------------------------------------------------------------------------
STATE AND LOCAL APPROPRIATION - 9.7%
 Hinds Community College, MS, Conference and
  Training Center, 6.5s, 2014                          $  1,320      $ 1,454,033
 Lamar County, MS, MBIA, 5.1s, 2021                         430          429,759
 Mississippi Development Bank (Natchez
  Mississippi Convention Center), AMBAC, 6s, 2021           750          826,965
 Puerto Rico Public Finance Corp., RITES, AMBAC,
  8.472s, 2013 ++++                                         500          612,250
 Southhaven, MI, Mississippi Development Bank
  Special Obligation (Recreation Facilities),
  5.875s, 2014                                              375          401,336
 Southhaven, MI, Mississippi Development Bank
  Special Obligation (Recreation Facilities),
  6.2s, 2020                                                400          421,808
 State of Mississippi, Certificates of Participation
  (Rehabilitation Services), 6.1s, 2014                   2,000        2,041,540
 Walnut, MI, Correctional Authority, AMBAC,
  6s, 2019                                                1,750        1,915,795
                                                                     -----------
                                                                     $ 8,103,486
--------------------------------------------------------------------------------

                                       14

--------------------------------------------------------------------------------
                                                PRINCIPAL AMOUNT
ISSUER                                             (000 OMITTED)           VALUE
--------------------------------------------------------------------------------
 TURNPIKE REVENUE - 1.4%
  Mississippi Development Bank, AMBAC,
  5.1s, 2019                                           $  1,175      $ 1,186,844
--------------------------------------------------------------------------------
UNIVERSITIES - COLLEGES - 6.4%
 Mississippi University Educational Building,
  AMBAC, 5.5s, 2016                                    $  1,000      $ 1,063,500
 Mississippi University Educational Building,
  AMBAC, 5s, 2021                                           250          244,740
 Mississippi Valley State University, MBIA,
  5.5s, 2021                                                890          916,629
 University of Mississippi, Educational Building Corp.
  (Athletic Facilities), 6.2s, 2016 ###                   1,000        1,059,610
 University of Mississippi, Educational Building Corp
  (Medical Center), OBO, AMBAC, 5.5s, 2023                1,000        1,037,870
 University of Mississippi, Educational Building Corp.
  (Performing Arts Center), AMBAC, 5.25s, 2018            1,000        1,020,560
                                                                     -----------
                                                                     $ 5,342,909
--------------------------------------------------------------------------------
UTILITIES - INVESTOR OWNED - 2.8%
 Warren County, MS, Pollution Control Rev.
  (Mississippi Power & Light), 7s, 2022                $  1,000      $ 1,048,400
 Washington County, MS, Pollution Control Rev.
  (Mississippi Power & Light), 7s, 2022                   1,230        1,289,532
                                                                     -----------
                                                                      $2,337,932
--------------------------------------------------------------------------------
UTILITIES - MUNICIPAL OWNED - 2.8%
 Guam Power Authority Rev., RITES, AMBAC,
  8.143s, 2013  +++++                                  $  1,000      $ 1,147,520
 Puerto Rico Electric Power Authority, Power
  Rev., FSA, 5.25s, 2015                                     80           84,480
 Puerto Rico Electric Power Authority, Power
  Rev., FSA, 9.178s, 2023 ++++                            1,000        1,087,650
                                                                     -----------
                                                                     $ 2,319,650
--------------------------------------------------------------------------------
UTILITIES - OTHER - 1.2%
 Mississippi Development Bank
  Special Obligation, 5.2s, 2016                       $  1,010      $ 1,024,090
--------------------------------------------------------------------------------
WATER AND SEWER UTILITY REVENUE - 4.1%
 Gautier, MS, Utility District, Utility
 Systems Rev.,
  FGIC, 6.375s, 2019                                   $  1,300      $ 1,345,552
 Gulfport, MS, Water & Sewer Rev., FSA,
  5.625s, 2024                                              500          519,900
 Jackson, MS, Water & Sewer Systems Rev.,
  FGIC, 5.25s, 2017                                         420          430,109
 Meridian, MS, Water & Sewer Rev., AMBAC,
  6.2s, 2012                                                650          712,179
 Meridian, MS, Water & Sewer Rev., AMBAC,
  6.2s, 2013                                                400          438,264
                                                                     -----------
                                                                     $ 3,446,004
--------------------------------------------------------------------------------
TOTAL MUNICIPAL BONDS (IDENTIFIED COST, $75,853,817)                 $80,094,123
--------------------------------------------------------------------------------
Floating Rate Demand Notes - 2.1%
--------------------------------------------------------------------------------
 Cuyahoga County, OH, Hospital Rev.,
  Cleveland Clinic, due 10/01/01                       $    150      $   150,000
 Harris County, TX, Hospital Rev.
  (Methodist Hospital), due 10/01/01                        200          200,000
 Jackson County, MS, Pollution Control Rev.
  Chevron USA, Inc., due 10/01/01                           600          600,000
 Perry County, MS, Pollution Control Rev.,
  due 10/01/01                                              300          300,000
 Pinellas County, FL, Health Facility Authority,
  due 10/01/01                                              500          500,000
--------------------------------------------------------------------------------
TOTAL FLOATING RATE DEMAND NOTES, AT IDENTIFIED COST                 $ 1,750,000
--------------------------------------------------------------------------------
TOTAL INVESTMENTS (IDENTIFIED COST, $77,603,817)                     $81,844,123

Other Assets, Less Liabilities - 2.1%                                  1,771,713
--------------------------------------------------------------------------------
NET ASSETS - 100.0%                                                  $83,615,836
--------------------------------------------------------------------------------

SEE PORTFOLIO FOOTNOTES AND NOTES TO FINANCIAL STATEMENTS.

MFS NEW YORK MUNICIPAL BOND FUND
Municipal Bonds - 96.5%

--------------------------------------------------------------------------------
                                                PRINCIPAL AMOUNT
ISSUER                                             (000 OMITTED)           VALUE
--------------------------------------------------------------------------------
AIRPORT AND PORT REVENUE - 3.6%
 Port Authority NY & NJ, Special Obligation, MBIA,
  5.5s, 2018                                           $  1,500      $ 1,528,320
 Port Authority NY & NJ, Special Obligation,
  5s, 2019                                                1,800        1,710,576
 Port Authority NY & NJ, Special Obligation,
  5s, 2020                                                1,885        1,800,514
 Port Authority NY & NJ, Special Obligation
  (JFK International), MBIA, 6.25s, 2015                    990        1,104,632
                                                                     -----------
                                                                     $ 6,144,042
--------------------------------------------------------------------------------
GENERAL OBLIGATION - GENERAL PURPOSE - 12.5%
 Huntington, NY, FGIC, 5.5s, 2013                      $  1,000      $ 1,051,470
 New York, NY, 8.25s, 2001 ++++++                         2,000        2,044,080
 New York, NY, 7.2s, 2004 ++++++                          1,000        1,135,520
 New York, NY, 7.3s, 2004 ++++++                            880        1,002,989
 New York, NY, 7.3s, 2004 ++++++                          5,000        5,691,350
 New York, NY, 7.375s, 2004 ++++++                        1,600        1,826,912
 New York, NY, FSA, 5.375s, 2017                            500          513,645
 New York, NY, 5.375s, 2017                               1,250        1,278,537
 New York, NY, 6s, 2019                                   1,000        1,076,720
 New York, NY, FGIC, 5.5s, 2026                           2,100        2,145,843
 Niagara Falls, NY, FGIC, 5.5s, 2008                      1,025        1,084,840
 State of New York, AMBAC, 6s, 2004 ++++++                1,000        1,108,100
 State of New York, 5.7s, 2005 ++++++                     1,000        1,104,850
                                                                     -----------
                                                                     $21,064,856
--------------------------------------------------------------------------------
GENERAL OBLIGATIONS - SCHOOLS - 4.4%
 North Babylon, NY, Union Free School District,
  FGIC, 5.5s, 2018                                     $  2,415      $ 2,530,727
 Port Byron, NY, Central School District,
  AMBAC, 7.4s, 2012                                         500          634,605
 Port Byron, NY, Central School District,
  AMBAC, 7.4s, 2013                                         500          636,950
 Port Byron, NY, Central School District,
  AMBAC, 7.4s, 2014                                         500          645,225
 Port Byron, NY, Central School District,
  AMBAC, 7.4s, 2015                                         500          639,265
 Rome, NY, City School District, FSA, 5.5s, 2019          1,000        1,046,280
 Washingtonville, NY, Central School
  District, FGIC, 7.35s, 2008                               550          665,616
 Washingtonville, NY, Central School
  District, FGIC, 7.35s, 2009                               550          674,844
                                                                     -----------
                                                                     $ 7,473,512
--------------------------------------------------------------------------------
HEALTH CARE REVENUE - HOSPITALS - 6.3%
 Albany, NY, Industrial Development Authority,
  Civic Facilities Rev., 8.25s, 2004                   $    890      $   906,367
 Chautauqua County, NY, Industrial Development
  Agency, Civic Facility Rev. (Womans Christian
  Assn.), 6.35s, 2017                                       200          193,602
 Chautauqua County, NY, Industrial Development
  Agency, Civic Facility Rev. (Womans Christian
  Assn.), 6.4s, 2029 ###                                    500          473,780
 Fulton County, NY, Industrial Development
  Agency (Nathan Littauer Hospital Assn.),
  5.75s, 2009                                               750          714,518
 Nassua, NY (Nassua Health Care Corp.),
  FSA, 6s, 2014                                           1,000        1,115,060
 New York City, NY, Health & Hospital Corp.
  Rev., 5.25s, 2017                                         750          756,683
 New York Dormitory Authority Rev. (Montefiore
  Medical Center), AMBAC, 5.25s, 2019                     1,000        1,014,020
 New York Dormitory Authority Rev. (St. Vincent's
  Hospital), FHA, 7.375s, 2011                            1,870        1,913,290
 New York Medical Care Facilities Finance
  Agency Rev., Mental Health Services
  (Huntington Hospital Mortgage), 6.5s, 2014              1,250        1,315,237
 New York Medical Care Facilities Financing Agency
  Rev. (Montefiore Medical), AMBAC,
  6.5s, 2005 ++++++                                       1,550        1,762,815
 Yonkers, NY, Industrial Development Agency
  (St. John's Riverside Hospital), 7.125s, 2031             500          526,935
                                                                     -----------
                                                                     $10,692,307
--------------------------------------------------------------------------------
HUMAN SERVICES - 0.6%
 Dutchess, NY, Industrial Development Agency,
  Civic Facilities Rev., 8.625s, 2016                  $  1,005      $ 1,027,703
--------------------------------------------------------------------------------
INDUSTRIAL REVENUE - OTHER - 1.3%
 Allegany County, NY, Industrial Development
  Agency, Solid Waste Rev. (Atlantic
  Richfield), 6.625s, 2016                             $  1,000      $ 1,045,920
 Onondaga County, NY, Industrial Development
  Agency (Bristol-Meyers Squibb), 5.75s, 2024             1,000        1,089,310
                                                                     -----------
                                                                     $ 2,135,230
--------------------------------------------------------------------------------
INDUSTRIAL REVENUE - PAPER - 2.1%
 Essex County, NY, Industrial Development
  Agency (International Paper Corp.), 5.55s, 2014      $    750      $   792,555
 Essex County, NY, Industrial Development
  Agency (International Paper Corp.), 6.15s, 2021         1,000        1,033,260
 Essex County, NY, Industrial Development Agency
  (International Paper Corp.), 6.45s, 2023                  700          742,462
 Monroe County, NY, Industrial Development
  Agency (Weyerhauser Co.), 9s, 2006                      1,000        1,004,000
                                                                     -----------
                                                                     $ 3,572,277
--------------------------------------------------------------------------------
MULTI-FAMILY HOUSING REVENUE - 0.2%
 New York City, NY, Housing Development Corp.
  Rev., 5.6s, 2019                                     $    400      $   411,736
--------------------------------------------------------------------------------
OTHER - 1.2%
 Guam Economic Development Authority,
  5.5s, 2041                                           $    400      $   407,860
 New York County Tobacco Trust,
  5.625s, 2035                                              795          811,011
 New York Municipal Bond Bank
  Special Program, AMBAC, 5.25s, 2015                       715          747,032
                                                                     -----------
                                                                     $ 1,965,903
--------------------------------------------------------------------------------
SALES AND EXCISE TAX REVENUE - 3.2%
 Nassau County, NY, AMBAC,
  5.375s, 2016                                         $    400      $   418,392
 Nassau, NY (Financial Authority), MBIA,
  5.375s, 2017                                            1,000        1,037,010
 New York, NY, Transitional Finance Authority
  Rev., 5.75s, 2018                                       2,730        2,904,229
 New York, NY, Transitional Finance Authority
  Rev., 5s, 2019                                          1,000          976,970
                                                                     -----------
                                                                     $ 5,336,601
--------------------------------------------------------------------------------
SINGLE FAMILY HOUSING REVENUE - STATE - 2.2%
 New York Mortgage Agency Rev., 5.85s, 2018            $  2,000      $ 2,081,320
 New York Mortgage Agency Rev., 5.8s, 2020                1,555        1,606,548
                                                                     -----------
                                                                     $ 3,687,868
--------------------------------------------------------------------------------

                                       16

--------------------------------------------------------------------------------
                                                PRINCIPAL AMOUNT
ISSUER                                             (000 OMITTED)           VALUE
--------------------------------------------------------------------------------
SOLID WASTE REVENUE - 0.5%
 Niagara County, NY, Industrial Development
  Agency, 5.625s, 2024                                 $    845      $   869,260
 Oneida Herkimer, NY, Solid Waste Management
  Authority, 6.75s, 2014                                     60           62,256
                                                                     -----------
                                                                     $   931,516
--------------------------------------------------------------------------------
STATE AND LOCAL APPROPRIATION - 19.3%
 Metropolitan Transportation Authority, NY,
  Service Contract, 7.375s, 2008                       $  2,000      $ 2,306,220
 Metropolitan Transportation Authority, NY,
  Service Contract, AMBAC, 5.75s, 2013                      825          931,681
 Metropolitan Transportation Authority, NY,
  Service Contract, FGIC, 5.875s, 2018                    1,980        2,147,587
 New York Dormitory Authority Rev.
  (Cansius College), MBIA, 5.1s, 2020                     2,355        2,367,364
 New York Dormitory Authority Rev.
  (City University), FSA, 5.75s, 2013                     3,000        3,387,930
 New York Dormitory Authority Rev.
  (City University), AMBAC, 5.75s, 2018                     800          889,632
 New York Dormitory Authority Rev.
  (Judicial Institute At Pace),
  AMBAC, 5.5s, 2020                                       2,500        2,615,050
 New York Dormitory Authority Rev.
  (Pace University), MBIA, 6s, 2019                       1,690        1,873,027
 New York Dormitory Authority Rev.
  (Schools Program), 6.25s, 2020                          1,190        1,325,529
 New York Dormitory Authority Rev.
  (State University), 5s, 2017                            1,000        1,006,250
 New York Dormitory Authority Rev.
  (State University), 5.875s, 2017                        1,130        1,270,244
 New York Dormitory Authority Rev.
  (State University), 5.375s, 2018                        1,500        1,556,475
 New York Dormitory Authority Rev.
  (Upstate Community), FSA, 6s, 2018                      1,000        1,112,130
 New York Local Government
  Assistance Corp., MBIA, 4.875s, 2020                    1,250        1,225,288
 New York Local Government
  Assistance Corp., MBIA, 5s, 2021                        1,750        1,730,610
 New York Medical Care Facilities
  Financing Agency Rev., 6.375s, 2004                        15           16,833
 New York Medical Care Facilities
  Financing Agency Rev., MBIA, 6s, 2025 ++++++               20           21,538
 New York Urban Development
  Corp. Rev. (Correctional Facilities),
  AMBAC, 0s, 2009                                         5,000        3,714,800
 New York Urban Development
  Corp. Rev. (State Facilities),
  AMBAC, 5.6s, 2015                                       2,750        3,050,052
                                                                     -----------
                                                                     $32,548,240
--------------------------------------------------------------------------------
TURNPIKE REVENUE - 16.0%
 Metropolitan Transportation Authority,
  NY, Service Contract, FGIC, 5.25s, 2014              $    500      $   524,610
 Metropolitan Transportation Authority,
  NY, Service Contract, 5.5s, 2017                          750          783,067
 New York Metro Transport Authority,
  Commuter Facilities Rev., FGIC, 5.25s, 2028             1,000        1,009,140
 New York Thruway Authority Service Rev.,
  Highway & Bridges, 5.25s, 2015                          1,500        1,557,570
 New York Thruway Authority Service Rev.,
  Highway & Bridges, MBIA, 5.75s, 2015                    1,000        1,082,030
 New York Thruway Authority Service Rev.,
  Highway & Bridges, FGIC, 5.4s, 2017                     2,000        2,080,400
 New York Thruway Authority Service
  Rev., Highway & Bridges, 5s, 2018                       1,000          998,750
 New York Thruway Authority Service
  Rev., Highway & Bridges, MBIA, 5s, 2018                 1,400        1,405,950
 New York Thruway Authority Service
  Rev., Highway & Bridge, AMBAC, 5.375s, 2018             2,000        2,068,940
 New York Thruway Authority Service
  Rev., Highway & Bridges, AMBAC, 5.125s, 2020            1,000        1,005,940
 Niagara Falls, NY, Bridge Commission Toll Rev.,
  RITES, FGIC, 8.182s, 2015  +++++                        3,500        4,063,850
 Puerto Rico Highway & Transporation
  Authority Rev., 6.25s, 2013                             1,000        1,183,110
 Puerto Rico Highway & Transportation
  Authority Rev., 5s, 2036                                1,700        1,675,656
 Triborough Bridge & Tunnel Authority,
  NY, 6s, 2012                                            1,000        1,142,800
 Triborough Bridge & Tunnel Authority,
  NY, 5.5s, 2017                                            500          544,235
 Triborough Bridge & Tunnel Authority,
  NY, RITES, 8.653s, 2017  +++++                          5,000        5,933,100
                                                                     -----------
                                                                     $27,059,148
--------------------------------------------------------------------------------
UNIVERSITIES - COLLEGES - 8.7%
 Amherst, NY, Industrial Development Agency
  (Daemen College), 6s, 2021                           $  1,000      $ 1,022,810
 Cattaraugus County, NY, Industrial Development
  (Jamestown Community College), 6.4s, 2019                 500          531,290
 Hempstead Town, NY, Civic Facilities Rev.
  (Hofstra University), MBIA, 5.8s, 2015                  1,500        1,628,295
 Islip, NY, Community Development Agency
  Rev. (New York Institute of Technology),
  7.5s, 2006 ++++++                                       1,990        2,373,950
 New York Dormitory Authority Rev. (City
  University), 5.625s, 2016                               2,450        2,713,473
 New York Dormitory Authority Rev. (Columbia
  University), 5.25s, 2020                                2,000        2,067,120
 New York Dormitory Authority Rev. (Fordham
  University), AMBAC, 7.2s, 2015                             40           40,536
 New York Dormitory Authority Rev. (St. Johns
  University), MBIA, 5s, 2017                               300          302,835
 New York Dormitory Authority Rev. (St. Johns
  University), MBIA, 5.125s, 2018                         1,630        1,655,461
 New York Dormitory Authority Rev. (Yeshiva
  University), AMBAC, 5s, 2020                            1,000          997,470
 Tompkins County, NY, Industrial Development
  Agency (Cornell University), 5.625s, 2020               1,000        1,055,100
 Utica, NY, Industrial Development Agency
  (Utica College), 5.3s, 2008                               390          407,655
                                                                     -----------
                                                                     $14,795,995
--------------------------------------------------------------------------------
UTILITIES - COGENERATION - 1.7%
 Port Authority NY & NJ, Special Obligation,
  6.75s, 2011                                          $  1,000      $ 1,051,560
 Port Authority NY & NJ, Special Obligation,
  6.75s, 2019                                             1,750        1,799,770
                                                                     -----------
                                                                     $ 2,851,330
--------------------------------------------------------------------------------
UTILITIES - INVESTOR OWNED - 1.7%
 New York Energy Research & Development,
  6.1s, 2020                                           $  2,400      $ 2,551,704
 New York Energy Research & Development
  (Niagara Mohawk Power Co.), FGIC, 6.625s, 2013            250          259,707
                                                                     -----------
                                                                     $ 2,811,411
--------------------------------------------------------------------------------

                                       17

--------------------------------------------------------------------------------
                                               PRINCIPAL AMOUNT
ISSUER                                            (000 OMITTED)            VALUE
--------------------------------------------------------------------------------
UTILITIES - MUNICIPAL OWNED - 3.0%
 Guam Power Authority Rev., RITES, AMBAC,
  8.143s, 2014  ++                                     $    500     $    566,040
 Long Island Power Authority
  (Electric Systems Rev.), 5s, 2020                       1,495        1,452,079
 New York Energy Research & Development
  Authority (Electric Facilities Rev.), 7.15s, 2002 +++   1,975        2,079,635
 New York Energy Research & Development
  Authority (Electric Facilities Rev.),
  7.15s, 2022                                               805          834,729
 Virgin Islands Water & Power Authority
  Rev., 5.5s, 2017                                          200          197,450
                                                                    ------------
                                                                    $  5,129,933
--------------------------------------------------------------------------------
WATER AND SEWER UTILITY REVENUE - 8.0%
 Erie County, NY, Water Authority, AMBAC,
  6.75s, 2014                                          $  1,000     $  1,219,090
 New York City, NY, Municipal Water & Sewer
  Finance Authority, 6s, 2010                               620          707,581
 New York City, NY, Municipal Water & Sewer
  Finance Authority, MBIA, 5.5s, 2027                     1,250        1,283,550
 New York Environmental Facilities, 5s, 2019              2,000        2,008,040
 New York Environmental Facilities (Spring
  Valley Water Co.), AMBAC, 6.15s, 2024                   1,500        1,631,970
 New York Environmental Facilities Corp.,
  Pollution Control Rev., 5.75s, 2010                     2,235        2,518,800
 New York Environmental Facilities Corp.,
  Pollution Control Rev., 6.875s, 2010                      220          226,176
 New York Environmental Facilities Corp.,
  Pollution Control Rev., 7.25s, 2010                        70           72,024
 New York Environmental Facilities Corp.,
   Water Facilities Rev., 8.85s, 2015                     2,500        2,632,500
 Puerto Rico Aqueduct & Sewer Authority
  Rev., FSA, 9s, 2005 aaa                                   230          269,926
 Suffolk County, NY, Water Authority,
  MBIA, 5.1s, 2012                                          895          960,093
                                                                    ------------
                                                                    $ 13,529,750
--------------------------------------------------------------------------------
TOTAL MUNICIPAL BONDS (IDENTIFIED COST, $150,979,365)               $163,169,358
--------------------------------------------------------------------------------

Floating Rate Demand Notes - 2.0%
--------------------------------------------------------------------------------
 Harris County, TX, Industrial Development Corp.,
  Pollution Control Rev. (Exxon Corp.),
  due 10/01/01                                         $    100     $    100,000
 New York City, NY, due 10/01/01                            300          300,000
 New York City, NY, Municipal Water
  Finance Authority Rev., due 10/01/01                      900          900,000
 Pinellas County, FL, Health Facility Authority,
  due 10/01/01                                              200          200,000
 Seiver County, TN, Public Building Authority,
  due 10/03/01                                              350          350,000
 Uinta County, WY, Pollution Control Rev.
  (Chevron), due 10/01/01                                 1,430        1,430,000
--------------------------------------------------------------------------------
TOTAL FLOATING RATE DEMAND NOTES, AT IDENTIFIED COST                $  3,280,000
--------------------------------------------------------------------------------
TOTAL INVESTMENTS (IDENTIFIED COST, $154,259,365)                   $166,449,358

Other Assets, Less Liabilities - 1.5%                                  2,595,982
--------------------------------------------------------------------------------
NET ASSETS - 100.0%                                                 $169,045,340
--------------------------------------------------------------------------------

SEE PORTFOLIO FOOTNOTES AND NOTES TO FINANCIAL STATEMENTS.

MFS NORTH CAROLINA MUNICIPAL BOND FUND

Municipal Bonds - 96.3%

--------------------------------------------------------------------------------
                                                PRINCIPAL AMOUNT
ISSUER                                             (000 OMITTED)           VALUE
--------------------------------------------------------------------------------
AIRPORT AND PORT REVENUE - 2.0%
 Charlotte, NC, Airport Rev., MBIA, 5.875s, 2019       $  1,000     $  1,063,090
 Charlotte, NC, Airport Rev., MBIA, 5.875s, 2020          3,775        3,985,721
 Ralieigh Durham, NC, Airport Authority, FGIC,
  5.25s, 2018                                             2,700        2,764,827
                                                                    ------------
                                                                    $  7,813,638
--------------------------------------------------------------------------------
GENERAL OBLIGATION - GENERAL PURPOSE - 0.9%
 Charlotte, NC, 5.5s, 2016                             $  3,100     $  3,351,441
 Hertford County, NC, 9.5s, 2002                            100          100,960
                                                                    ------------
                                                                    $  3,452,401
--------------------------------------------------------------------------------
GENERAL OBLIGATIONS - IMPROVEMENT - 3.1%
 Durham, NC, 5.9s, 2014                                $  2,400     $  2,574,888
 New Hanover County, NC, Public Improvement,
  5.75s, 2017                                             1,000        1,090,250
 New Hanover County, NC, Public Improvement,
  5.8s, 2019                                              4,200        4,584,636
 Orange County, NC, Public Improvement,
  5.3s, 2017                                              1,800        1,894,338
 State of North Carolina, 5.1s, 2017                      2,000        2,070,420
                                                                    ------------
                                                                    $ 12,214,532
--------------------------------------------------------------------------------
GENERAL OBLIGATIONS - SCHOOLS - 2.5%
 Brunswick County, NC, FGIC, 5s, 2020                  $  2,800     $  2,813,272
 Cumberland County, NC, 5.8s, 2019                        4,400        4,767,664
 Johnston County, NC, FGIC, 5.6s, 2018                    2,000        2,144,000
                                                                    ------------
                                                                    $  9,724,936
--------------------------------------------------------------------------------
HEALTH CARE REVENUE - HOSPITALS - 18.8%
 Catawba County, NC, Hospital Rev. (Catawba
  Memorial Hospital), AMBAC, 5s, 2017                  $  1,200     $  1,206,000
 Charlotte-Mecklenberg Hospital Authority,
  OAO, 5.75s, 2021                                        1,500        1,543,905
 Cumberland County, NC, Hospital Facilities
  Rev. (Cumberland County Hospital), MBIA,
  0s, 2009                                                1,800        1,287,846
 New Hanover County, NC, Hospital Rev.
  (New Hanover Regional Medical Center),
  MBIA, 5s, 2019                                          6,225        6,222,074
 North Carolina Medical Care Commission,
  AMBAC, 5s, 2017                                         5,000        5,038,900
 North Carolina Medical Care Commission,
  AMBAC, 5s, 2021                                         3,500        3,447,745
 North Carolina Medical Care Commission,
  Hospital Rev. (Duke University), 5.25s, 2021            5,975        6,026,027
 North Carolina Medical Care Commission,
  Hospital Rev. (Gaston Health Care), 5.5s, 2015          5,790        5,940,887
 North Carolina Medical Care Commission,
  Hospital Rev. (Gaston Health Care), 5.5s, 2019          7,500        7,601,400
 North Carolina Medical Care Commission,
  Hospital Rev. (Halifax Memorial), 6.75s, 2002 ++++++    1,355        1,434,430
 North Carolina Medical Care Commission,
  Hospital Rev. (Halifax Memorial), 6.75s, 2002 ++++++    4,500        4,765,815
 North Carolina Medical Care Commission,
  Hospital Rev. (Mission-St. Joseph Health
  System), MBIA, 5.1s, 2018                               1,500        1,514,805
 North Carolina Medical Care Commission,
  Hospital Rev. (Pitt County Memorial Hospital),
  5s, 2018                                                3,000        2,992,290
 North Carolina Medical Care Commission,
  Hospital Rev. (Wilson Memorial Hospital),
  AMBAC, 0s, 2013                                         1,000          567,320
 North Carolina Medical Care Commission,
  Hospital Rev. (Wilson Memorial Hospital),
  AMBAC, 0s, 2015                                         1,140          574,457

                                       18

--------------------------------------------------------------------------------
                                               PRINCIPAL AMOUNT
ISSUER                                            (000 OMITTED)            VALUE
--------------------------------------------------------------------------------
HEALTH CARE REVENUE - HOSPITALS - CONTINUED
 North Carolina Medical Care Commission,
  Health Care Facilities Rev. (Novant Health),
  MBIA, 5s, 2018                                       $  1,975     $  1,982,465
 North Carolina Medical Care Commission Hospital Rev.
  (Catholic Health East), AMBAC, 5s, 2018                 2,000        2,007,580
 North Carolina Medical Care Commission,
  Mission St. Josephs Health Systems,
  5.5s, 2021                                              2,825        2,870,483
 Northern Hospital District Surry County, ASST GTY,
  5.1s, 2021                                              1,000          969,470
 Northern Hospital District Surry County,
  NC, Health Care Facilities Rev., ASST GTY,
  5.5s, 2019                                              1,250        1,261,838
 Pitt County, NC, Hospital Rev.
  (Memorial Hospital), 5.25s, 2021                       10,135       10,275,978
 University of North Carolina, Chapel Hill,
  University Hospital Rev., 5.25s, 2019                   4,800        4,844,640
                                                                    ------------
                                                                    $ 74,376,355
--------------------------------------------------------------------------------
HEALTH CARE REVENUE - LONG TERM CARE - 0.2%
 Mocksville, NC (Housing Foundation, Inc.),
  7.25s, 2029                                          $  1,000     $    971,870
--------------------------------------------------------------------------------
HUMAN SERVICES - 0.6%
 Cumberland County, NC, Finance Corp.
  (Detention & Mental Health Center),
  AMBAC, 5.625s, 2019                                  $  2,125     $  2,242,640
--------------------------------------------------------------------------------
INDUSTRIAL REVENUE - OTHER - 0.3%
 Wake County, NC, Industrial Facilities &
  Pollution Control Finance Authority
  (Mallinkcodt), 6.75s, 2012                           $  1,100     $  1,118,084
--------------------------------------------------------------------------------
INDUSTRIAL REVENUE - PAPER - 5.9%
 Columbus County, NC, Industrial Facilities
  & Pollution Control Financial Authority
  (International Paper), 5.8s, 2016                    $  2,000     $  2,036,500
 Haywood County, NC, Industrial Facilities &
  Pollution Control Finance Authority
  (Champion International), 5.75s, 2025                   5,400        5,386,014
 Martin County, NC, Industrial Facilities &
  Pollution Control Finance Authority
  (Weyerhaeuser Co.), 7.25s, 2014                         7,000        7,300,860
 Martin County, NC, Industrial Facilities &
  Pollution Control Finance Authority
  (Weyerhaeuser Co.), 6.8s, 2024                          7,500        7,892,850
 Surry County, NC, Industrial Facilities &
  Pollution Control Finance Authority
  (Weyerhaeuser Co.), 9.25s, 2002                           600          626,694
                                                                    ------------
                                                                    $ 23,242,918
--------------------------------------------------------------------------------
INDUSTRIAL REVENUE - METALS - 0.7%
 Mecklenburg County, NC, Industrial Facilities
  & Pollution Control Finance Authority
  (Precision Steel), 7.75s, 2014                       $  2,600     $  2,615,678
--------------------------------------------------------------------------------
MULTI-FAMILY HOUSING REVENUE - 4.9%
 Asheville, NC, Housing Authority (Asheville
  Terrace Apartments), 7.1s, 2011                      $  5,000     $  5,169,600
 Durham County, NC (Alston Village Apartments),
  FNMA, 5.65s, 2034                                       2,040        2,107,626
 North Carolina Housing Finance Agency,
  FHA, 6.9s, 2024                                         4,880        5,044,163
 North Carolina Housing Finance Agency,
  FHA, 6.05s, 2028                                        5,000        5,156,500
MULTI-FAMILY HOUSING REVENUE - CONTINUED
 Salisbury, NC, Housing Corp. (Yadkin Senior
  Citizens), FNMA, 6.75s, 2022                         $  1,880     $  1,886,204
                                                                    ------------
                                                                    $ 19,364,093
--------------------------------------------------------------------------------
SALES AND EXCISE TAX REVENUE - 0.7%
 Territory of Virgin Islands, 5.5s, 2022               $  1,600     $  1,607,008
 Virgin Islands Public Finance Authority, ASST GTY,
  5.5s, 2018                                              1,000        1,039,840
                                                                    ------------
                                                                    $  2,646,848
--------------------------------------------------------------------------------
SINGLE FAMILY HOUSING REVENUE - STATE - 3.6%
 North Carolina Housing Finance Agency, 6.7s, 2018     $  1,490     $  1,537,844
 North Carolina Housing Finance Agency, 5.55s, 2019       3,980        4,059,918
 North Carolina Housing Finance Agency, 5.25s, 2020       1,500        1,478,760
 North Carolina Housing Finance Agency, 6.15s, 2020       1,000        1,044,290
 North Carolina Housing Finance Agency, 5.85s, 2028       4,060        4,150,254
 North Carolina Housing Finance Agency,
  FHA, 6.15s, 2017                                        1,955        2,045,888
                                                                    ------------
                                                                    $ 14,316,954
--------------------------------------------------------------------------------
SOLID WASTE REVENUE - 0.3%
 Iredell, NC, Solid Waste Systems Rev.,
  6.25s, 2002 ++++++                                   $  1,250     $  1,308,238
--------------------------------------------------------------------------------
STATE AND LOCAL APPROPRIATION - 14.3%
 Brunswick County, NC, FSA, 5.5s, 2020                 $  1,000     $  1,048,340
 Cabarrus County, NC, Development Corp.,
  AMBAC, 5.3s, 2019                                       1,250        1,286,462
 Cabarrus County, NC, Installment Financing
  Contract, 5s, 2021                                      5,500        5,512,210
 Carteret County, NC, AMBAC, 5.625s, 2020                 1,010        1,070,156
 Charlotte, NC, Certificates of Participation
  (Convention Facilites), AMBAC, 0s, 2004                 3,435        3,127,396
 Charlotte, NC, Certificates of Participation
  (Convention Facilites), AMBAC, 0s, 2005                 4,810        4,196,677
 Charlotte, NC, Certificates of Participation
  (Convention Facilites), AMBAC, 0s, 2006                 1,075          894,217
 Charlotte, NC, Certificates of Participation
  (Convention Facilites), AMBAC, 0s, 2008                 3,000        2,256,990
 Charlotte, NC, Convention Facility, 5.5s, 2020           3,000        3,129,000
 Charlotte, NC, Public Safety Facilities, 5.5s, 2020      3,000        3,123,870
 Cumberland County, NC, Certificates of
  Participation (Civic Center), AMBAC, 0s, 2011             425          272,841
 Cumberland County, NC, Certificates of
  Participation (Civic Center), AMBAC, 0s, 2013           1,000          566,460
 Franklin County, NC, Certificates of
  Participation (Jail and School), FGIC, 6.625s,
    2004 ++++++                                           2,000        2,237,960
 Greensboro, NC, Certificates of Participation
  (Coliseum Arena), 6.25s, 2001 ++++++                    2,180        2,237,901
 Harnett County, NC, Certificates of
  Participation, AMBAC, 6.2s, 2006                        1,000        1,105,000
 Harnett County, NC, FSA, 5.5s, 2016                      1,225        1,319,300
 Iredell County, NC, Public Facilities,
  AMBAC, 5.5s, 2019                                       1,000        1,053,080
 Pitt County, NC, School Facilities, FSA, 5.75s, 2018     1,390        1,497,864
 Pitt County, NC, School Facilities, FSA, 5.75s, 2019     1,390        1,491,804
 Pitt County, NC, School Facilities, FSA, 5.5s, 2020      1,250        1,312,775
 Puerto Rico Housing, Bank and Finance
  Agency, 7.5s, 2006                                      7,000        7,940,870
 Puerto Rico Public Finance Corp., RITES,
  AMBAC, 8.472s, 2016  +++++                              1,500        1,803,720
 Randolph County, NC, FSA, 5.6s, 2018                     3,000        3,179,760
 Sampson Area Development Corp., NC,
  Installment Payment Rev., MBIA, 4.75s, 2019             1,000          975,320

                                       19

--------------------------------------------------------------------------------
                                                PRINCIPAL AMOUNT
ISSUER                                             (000 OMITTED)           VALUE
--------------------------------------------------------------------------------
STATE AND LOCAL APPROPRIATION - CONTINUED
 Union County, NC, Certificates of Participation,
  AMBAC, 6.375s, 2012                                  $  1,000     $  1,070,230
 Winston Salem, NC, 5s, 2018                              2,575        2,640,302
                                                                    ------------
                                                                    $ 56,350,505
--------------------------------------------------------------------------------
TURNPIKE REVENUE - 2.6%
 Puerto Rico Highway & Transportation
  Authority Rev., 7.851s, 2007                         $  2,750     $  2,983,558
 Puerto Rico Highway & Transportation
  Authority Rev., RITES, FSA, 9.722s, 2018 +++++          5,425        7,161,922
                                                                    ------------
                                                                    $ 10,145,480
--------------------------------------------------------------------------------
UNIVERSITIES - COLLEGES - 8.2%
 Appalachian State University, Parking Systems,
  FSA, 5.6s, 2020                                      $  2,285     $  2,418,352
 Cumberland County, NC, Civic Center,
  AMBAC, 5s, 2018                                         1,000        1,011,150
 East Carolina University, AMBAC, 5.25s, 2021             1,375        1,398,939
 North Carolina Capital Facilities Finance,
  High Point University Project, 5.125s, 2018               510          504,013
 North Carolina Capital Facilities Finance,
  High Point University Project, 5.125s, 2021               300          291,066
 North Carolina Education Facilities Finance
  Agency (Duke University), 6.75s, 2021                  11,500       11,959,425
 Puerto Rico Tourist Authority (University
  Plaza), MBIA, 5s, 2020                                  2,180        2,201,734
 University of North Carolina, 5.375s, 2017               4,035        4,191,558
 University of North Carolina, University
  Rev., 0s, 2013                                          3,000        1,726,020
 University of North Carolina, University
  Rev., 0s, 2015                                          4,415        2,258,096
 University of North Carolina, University
  Rev., 0s, 2016                                          3,500        1,680,910
 University of North Carolina-Greensboro,
  FSA, 5s, 2020                                           2,835        2,842,938
                                                                    ------------
                                                                    $ 32,484,201
--------------------------------------------------------------------------------
UTILITIES - INVESTOR OWNED - 0.2%
 New Hanover County, NC, Industrial Facilities
  Rev. (Carolina Power and Light Co.), 6.9s, 2009      $  1,000     $  1,021,590
--------------------------------------------------------------------------------
UTILITIES - MUNICIPAL OWNED - 17.9%
 North Carolina Eastern Municipal Power
  Agency, 7.5s, 2009 ++++++                            $  2,595     $  3,243,854
 North Carolina Eastern Municipal Power
  Agency, 5s, 2017                                        3,120        3,189,576
 North Carolina Eastern Municipal Power
  Agency, AMBAC, 6s, 2018                                 1,245        1,401,496
 North Carolina Eastern Municipal Power
  Agency, MBIA, 7s, 2007                                  5,000        5,765,650
 North Carolina Eastern Municipal Power
  Agency, MBIA, 7.25s, 2007                               5,000        5,824,700
 North Carolina Eastern Municipal Power
  Agency, MBIA, 7.5s, 2010                                3,005        3,671,900
 North Carolina Eastern Municipal Power
  Agency, RITES, AMBAC, 9.426s, 2018 +++++                6,500        8,138,715
 North Carolina Municipal Power Agency,
  No. 1, Catawba Electric Rev., MBIA, 6s, 2011            5,000        5,672,900
 North Carolina Municipal Power Agency,
  No. 1, Catawba Electric Rev., MBIA, 6.72s, 2012         9,000        9,521,550
 North Carolina Municipal Power Agency,
  No. 1, Catawba Electric Rev., 6.375s, 2013              1,000        1,092,320
 North Carolina Municipal Power Agency,
  No. 1, Catawba Electric Rev., MBIA, 5.5s, 2014          3,000        3,279,060
 North Carolina Municipal Power Agency,
  No. 1, Catawba Electric Rev., FSA, 6.2s, 2018           4,300        4,551,679
 Puerto Rico Electric Power Authority,
  FSA, 6s, 2016                                           5,000        5,450,850
 Raleigh, NC (Combined Enterprise Systems),
  5.25s, 2017                                             1,000        1,032,460
 Raleigh, NC (Combined Enterprise Systems),
  5.125s, 2022                                            2,000        2,007,820
 University of North Carolina (Chapel Hill),
  0s, 2002 ++++++                                         9,105        4,755,360
 University of North Carolina (Chapel Hill),
  0s, 2002 ++++++                                         4,285       2,086,152
                                                                    ------------
                                                                    $70,686,042
--------------------------------------------------------------------------------
WATER AND SEWER UTILITY REVENUE - 8.6%
 Broad River, NC, Water Authority, MBIA,
  5.75s, 2019                                          $  1,490     $  1,600,543
 Charlotte, NC, 6s, 2020                                  3,180        3,474,150
 Charlotte, NC, Water & Sewer Systems Rev.,
  5.75s, 2016                                             2,000        2,163,960
 Charlotte, NC, Water & Sewer Systems Rev.,
  5.5s, 2017                                              1,650        1,753,241
 Charlotte, NC, Water & Sewer Systems Rev.,
  5.75s, 2018                                             5,075        5,449,687
 Charlotte, NC, Water & Sewer Systems Rev.,
  5s, 2020                                                3,350        3,373,651
 Charlotte, NC, Water & Sewer Systems Rev.,
  5.25s, 2021                                             4,000        4,061,520
 Fayetteville, NC, Public Works Commission,
  FSA, 5.25s, 2016                                        1,500        1,576,935
 Greensboro, NC (Enterprise Systems),
  5.125s, 2018                                            1,490        1,516,865
 Greensboro, NC (Enterprise Systems),
  5.125s, 2019                                            1,750        1,774,272
 Greenville, NC (Enterprise Systems), FSA,
  5s, 2016                                                1,005        1,035,270
 Greenville, NC (Enterprise Systems), FSA,
  5.25s, 2019                                             1,170        1,202,772
 Kannapolis, NC, Water & Sewer Revenue, OBO,
  FSA, 5.25s, 2021                                        1,000          999,520
 Winston-Salem, NC, Water and Sewer Systems Rev.,
  6.25s, 2002 ++++++                                      4,000        4,186,360
                                                                    ------------
                                                                    $ 34,168,746
--------------------------------------------------------------------------------
TOTAL MUNICIPAL BONDS (IDENTIFIED COST, $357,215,911)               $380,265,749
--------------------------------------------------------------------------------

Floating Rate Demand Notes - 1.2%
--------------------------------------------------------------------------------
 East Baton Rouge Parish, LA, Pollution
  Control Rev. (Exxon Corp.), due 10/01/01             $    400     $    400,000
 Harris County, TX, Hospital Rev.
  (Methodist Hospital), due 10/01/01                        500          500,000
 Harris County, TX, Industrial Development Corp.
  (Shell Oil Co.), due 10/01/01                             700          700,000
 Harris County, TX, Pollution Control Rev.
  (Industrial Development Corp.), due 10/01/01              100          100,000
 Knoxville, TN, Utilities Board Rev., due 10/01/01          100          100,000
 Maricopa County, AZ, Pollution Control Rev.
  (Arizona Public Service Co.), due 10/01/01                100          100,000
 New York City Municipal Water Finance Authority,
  due 10/01/01                                              200          200,000
 Pinellas County, FL, Health Facility Authority,
  due 10/01/01                                            1,000        1,000,000

                                       20

--------------------------------------------------------------------------------
                                               PRINCIPAL AMOUNT
ISSUER                                            (000 OMITTED)            VALUE
--------------------------------------------------------------------------------
 Sevier County, TN, Public Building Authority,
  due 10/01/01                                         $  1,400     $  1,400,000
 Uinta County, WY, Pollution Control Rev.
  (Chevron), due 10/01/01                                   400          400,000
--------------------------------------------------------------------------------
TOTAL FLOATING RATE DEMAND NOTES, AT IDENTIFIED COST                $  4,900,000
--------------------------------------------------------------------------------
TOTAL INVESTMENTS (IDENTIFIED COST, $362,115,911)                   $385,165,749

Other Assets, Less Liabilities - 2.5%                                  9,745,586
--------------------------------------------------------------------------------
NET ASSETS - 100.0%                                                 $394,911,335
--------------------------------------------------------------------------------

SEE PORTFOLIO FOOTNOTES AND NOTES TO FINANCIAL STATEMENTS.

MFS PENNSYLVANIA MUNICIPAL BOND FUND

Municipal Bonds - 96.6%

--------------------------------------------------------------------------------
                                               PRINCIPAL AMOUNT
ISSUER                                            (000 OMITTED)            VALUE
--------------------------------------------------------------------------------
 AIRPORT AND PORT REVENUE - 3.2%
 Allegheny County, PA, Airport Rev. (Pittsburgh
  International Airport), MBIA, 5.75s, 2014            $  1,000     $  1,098,520
 Allegheny County, PA, Airport Rev. (Pittsburgh
  International Airport), FGIC, 6.125s, 2017                500          551,335
 Philadelphia, PA, Industrial Development
  Authority (Philadelphia Airport Systems),
  FGIC, 5s, 2016                                            500          498,305
                                                                    ------------
                                                                    $  2,148,160
--------------------------------------------------------------------------------
GENERAL OBLIGATION - GENERAL PURPOSE - 10.7%
 Allegheny County, PA, FGIC, 5.3s, 2018                $    500     $    513,340
 Allegheny County, PA, FGIC, 5.4s, 2019                     500          515,580
 Beaver County, PA, MBIA, 5.75s, 2006 ++++++                250          278,965
 Chester County, PA, 5.65s, 2011                            500          529,405
 Cranberry Township, PA, Recreation Rev.
  (Highlands Golf Course), FGIC, 5s, 2018                   615          618,795
 Greene County, PA, 6s, 2010                                100          103,324
 North Huntingdon Township, PA, AMBAC,
  5.25s, 2019                                               500          510,250
 Pennsylvania Finance Authority Rev., 6.6s, 2009            900          962,937
 Pennsylvania Finance Authority Rev.
  (Pennsylvania Hills), FGIC, 5.45s, 2019                   500          516,830
 Philadelphia, PA, FSA, 5.25s, 2018                         500          511,710
 State of Pennsylvania, 6.25s, 2010                         300          348,999
 State of Pennsylvania, 5.125s, 2018                        750          765,457
 State of Pennsylvania, 6s, 2019                          1,000        1,090,940
                                                                    ------------
                                                                    $  7,266,532
--------------------------------------------------------------------------------
GENERAL OBLIGATIONS - IMPROVEMENT - 2.1%
 Pittsburgh, PA, FGIC, 5.75s, 2020                     $    500     $    531,665
 Pocono Mountain, PA, School District,
  FGIC, 5s, 2020                                            400          400,088
 Riverside, PA, School District, FGIC, 5.5s, 2020           500          520,680
                                                                    ------------
                                                                    $  1,452,433
--------------------------------------------------------------------------------
GENERAL OBLIGATIONS - SCHOOLS - 17.5%
 Butler, PA, School District, FGIC, 5.375s, 2018       $    500     $    513,295
 Chambersburg, PA, School District, FSA, 5s, 2016           500          508,185
 Downingtown, PA, School District, FSA, 5s, 2018            400          402,508
 Downingtown, PA, School District, AMBAC, 5.65s, 2019       500          522,305
 Northeastern York County, PA, School District,
  FGIC, 0s, 2012                                            415          258,217
 Norwin, PA, School District, MBIA, 5s, 2021                500          496,295
 Norwin, PA, School District, MBIA, 5s, 2021                500          493,850
 Oley Valley, PA, School District, AMBAC, 0s, 2011          810          529,967
 Pennsylvania Economic Development Authority,
  School Rev. (Germantown Friends School),
  5.35s, 2031                                               600          597,432
 Pennsylvania Public School Building Authority
  (Garnet Valley School District), AMBAC, 5.5s, 2018      1,005        1,054,526
 Perkiomen Valley School District, PA, FSA, 5s, 2019        500          500,840
 Peters Township, PA, School District, FSA, 5s, 2016        500          509,895
 Philadelphia, PA, School District, MBIA, 6s, 2016          500          558,440
 Philadelphia, PA, School District, AMBAC, 5.375s, 2019     500          509,005
 Philadelphia, PA, School District, FSA, 5.75s, 2019        500          537,055
 Pittsburgh, PA, School District, FSA, 5.5s, 2017         1,320        1,380,284
 Pittston, PA, School District, FGIC, 5s, 2019              500          498,170
 Reading, PA, School District, FGIC, 0s, 2013               750          438,713
 Riverside, PA, School District, FGIC, 5.45s, 2017          500          520,725
 South Park, PA, School District, FGIC, 5s, 2019            750          747,255
 Southeastern Area, PA, Special Schools
  Authority Rev., 0s, 2007                                  360          283,302
                                                                    ------------
                                                                    $ 11,860,264
--------------------------------------------------------------------------------

                                       21

--------------------------------------------------------------------------------
                                                PRINCIPAL AMOUNT
ISSUER                                             (000 OMITTED)           VALUE
--------------------------------------------------------------------------------
HEALTH CARE REVENUE - HOSPITALS - 10.3%
 Allegheny County, PA, Hospital Authority,
  MBIA, 5s, 2018                                       $    500     $    499,355
 Allegheny County, PA, Hospital Authority
  (South Hills Health System), MBIA, 5.8s, 2016             500          534,350
 Allegheny County, PA, Hospital Development
  Authority Rev., 9.25s, 2022                                50           53,122
 Blair County, PA, Hospital Authority (Altoona
  Hospital), AMBAC, 5.5s, 2008                              470          512,728
 Butler County, PA, Industrial Development
  Authority (Sherwood Oaks), 5.75s, 2011                    400          410,836
 Chester County, PA, Health & Education
  (Main Line), 5.5s, 2015 ###                               335          340,973
 Chester County, PA, Health & Educational
  Facilities (Chester County Hospital), 6.75s, 2021         250          262,820
 Cumberland County, PA, Municipal Refunding
  (Carlisle Hospital), 6.8s, 2004 ++++++                    250          284,060
 Dauphin County, PA, General Authority
  Hospital Rev. (Hapsco), MBIA, 5.8s, 2002                  355          364,290
 Lehigh County, PA, Hospital Rev.
  (Lehigh Valley), MBIA, 7s, 2016                           250          308,513
 Lycoming County, PA, Authority Hospital Rev.
  (Williamsport Hospital Obligation Group),
  Connie Lee, 5.375s, 2010                                  750          795,255
 Pennsylvania Higher Educational Facilities
  Authority Rev., 6.25s, 2018                               100          106,055
 Philadelphia, PA, Health & Educational
  Facilities (Jeanes Health), 6.6s, 2010                    465          476,188
 Philadelphia, PA, Health & Educational
  Facilities (Temple University), 6.625s, 2023              250          252,167
 Philadelphia, PA, Hospitals & Higher
  Educational Facilities Authority
  (Childrens Hospital), 5.375s, 2014                        250          253,010
 Sayre, PA, Health Care Facilities (VHA),
  AMBAC, 6.375s, 2022                                       160          167,421
 Scranton Lackawanna, PA, Health & Welfare
  (Allied Health), 7.125s, 2005                             205          213,239
 Sharon, PA, Health Systems Authority Rev.,
  MBIA, 5s, 2018                                            500          499,340
 Southcentral, PA, General Authority Rev.
  (Wellspan Health), 5.625s, 2026                           600          618,390
                                                                    ------------
                                                                    $  6,952,112
--------------------------------------------------------------------------------
HEALTH CARE REVENUE - LONG TERM CARE - 0.2%
 Clarion County, PA, Development Authority
  (Beverly Enterprises Inc.), 7.5s, 2012               $    150     $    152,675
--------------------------------------------------------------------------------
HUMAN SERVICES - 0.6%
 Lehigh County, PA, General Purpose Authority
  (Kidspeace Obligation Group), 6s, 2018               $    250     $    232,678
 Montgomery County, PA, Industrial
  Development Rev. (Wordsworth Academy),
  8s, 2024                                                  150          157,827
                                                                    ------------
                                                                    $    390,505
--------------------------------------------------------------------------------
INDUSTRIAL REVENUE - ENVIRONMENTAL SERVICES - 1.5%
 New Morgan, PA, Industrial Development
  Authority (Browning Ferris Co.), 6.5s, 2019          $    500     $    498,745
 Westmoreland County, PA, Industrial
  Development Authority Rev. (Waste Management),
  LOC, 5.1s, 2018                                           500          501,850
                                                                    ------------
                                                                    $  1,000,595
--------------------------------------------------------------------------------

INDUSTRIAL REVENUE - OTHER - 0.2%
 Pennsylvania Economic Development Financing
  Authority (Amtrak), 6.125s, 2021                     $    150     $    152,822
--------------------------------------------------------------------------------
INDUSTRIAL REVENUE - PAPER - 1.2%
 Erie County, PA, Industrial Development Authority
  (International Paper Co.), 5.3s, 2012                $    500     $    511,705
 Erie County, PA, Industrial Development Authority
  (International Paper Co.), 7.625s, 2018                   250          270,252
                                                                    ------------
                                                                    $    781,957
--------------------------------------------------------------------------------
MULTI-FAMILY HOUSING REVENUE - 0.4%
 Montgomery County, PA, Redevelopment
  Authority (KBF Associates), 6.5s, 2025               $    250     $    261,825
--------------------------------------------------------------------------------
PARKING - 3.5%
 Harrisburg, PA, Parking Authority Rev.,
  MBIA, 5s, 2018                                       $    750     $    754,275
 Philadelphia, PA, Parking Authority Rev., FSA,
  5.625s, 2015                                            1,000        1,072,330
 Pittsburgh, PA, Public Parking Authority Rev.,
  AMBAC, 6s, 2020                                           500          548,505
                                                                    ------------
                                                                    $  2,375,110
--------------------------------------------------------------------------------
SALES AND EXCISE TAX REVENUE - 1.5%
 Pittsburgh & Allegheny County, PA, Public Auditorium,
  AMBAC, 5.25s, 2017                                   $    500     $    513,205
 Pittsburgh & Allegheny County, PA, Public
  Auditorium Hotel Room, AMBAC, 5.25s, 2013                 500          528,655
                                                                    ------------
                                                                    $  1,041,860
--------------------------------------------------------------------------------
SINGLE FAMILY HOUSING REVENUE - LOCAL - 0.8%
 Philadelphia, PA, Redevelopment Authority,
  FHA, 6.1s, 2010                                      $    110     $    115,329
 Pittsburgh, PA, Urban Development Corp., 5.5s, 2010        400          413,148
                                                                    ------------
                                                                    $    528,477
--------------------------------------------------------------------------------
SINGLE FAMILY HOUSING REVENUE - STATE - 5.0%
 Pennsylvania Housing Finance Agency, FHA-VA,
  5.75s, 2013                                          $  1,000     $  1,058,310
 Pennsylvania Housing Finance Agency, 6.75s, 2014           500          523,140
 Pennsylvania Housing Finance Agency, 6.4s, 2016            500          522,665
 Pennsylvania Housing Finance Agency, 5.25s, 2021           750          740,093
 Pennsylvania Housing Finance Agency, 6.65s, 2021           250          262,675
 Pennsylvania Housing Finance Agency, 6.125s, 2024          265          272,576
                                                                    ------------
                                                                    $  3,379,459
--------------------------------------------------------------------------------
SOLID WASTE REVENUE - 1.6%
 Harrisburg, PA, 5.875s, 2003 ++++++                   $  1,000     $  1,083,420
--------------------------------------------------------------------------------
STATE AND LOCAL APPROPRIATION - 4.2%
 Delaware Valley, PA, Regional Finance Authority,
 AMBAC, 8.236s, 2018 ++++                              $    500     $    583,880
 Pennsylvania Convention Center Rev., 6.75s, 2019           250          266,130
 Pennsylvania Industrial Development Authority,
 AMBAC, 7s, 2007                                            300          345,321
 Pennsylvania Industrial Development Authority,
 AMBAC, 5.8s, 2009                                          400          443,836
 Philadelphia, PA, Industrial Development
 Authority, MBIA, 5.35s, 2012                               500          530,575
 Philadelphia, PA, Municipal Authority Rev.
 (Justice Lease), 8.625s, 2016                               80           81,800
 Puerto Rico Public Finance Corp., RITES,
 AMBAC, 8.472s, 2013 +++++                                  500          612,250
                                                                    ------------
                                                                    $  2,863,792
--------------------------------------------------------------------------------

                                       22

--------------------------------------------------------------------------------
                                                PRINCIPAL AMOUNT
ISSUER                                             (000 OMITTED)           VALUE
--------------------------------------------------------------------------------
TURNPIKE REVENUE - 7.5%
 Allegheny County, PA, Port Authority, MBIA,
  6.25s, 2009 ++++++                                   $    500     $    580,835
 Allegheny County, PA, Port Authority, FGIC, 5s, 2021       750          744,420
 Pennsylvania Turnpike Commission, Turnpike Rev.,
  5.5s, 2015                                                250          269,338
 Puerto Rico Highway & Transportation Authority,
  6.5s, 2002 ++++++                                         250          261,707
 Puerto Rico Highway & Transportation Authority,
  5.5s, 2008                                                500          519,610
 Puerto Rico Highway & Transportation Authority,
  5.5s, 2013                                                500          557,150
 Puerto Rico Highway & Transportation Authority,
  MBIA, 5.5s, 2015                                          500          558,910
 Southeastern Pennsylvania Transportation
  Authority, Special Rev., FGIC, 5.25s, 2013              1,000        1,056,610
 Southeastern Pennsylvania Transportation
  Authority, Special Rev., FGIC, 5.375s, 2017               500          515,215
                                                                    ------------
                                                                    $  5,063,795
--------------------------------------------------------------------------------
UNIVERSITIES - COLLEGES - 3.6%
 Cumberland County, PA, Municipal Authority
  College Rev. (Dickinson College), AMBAC,
  5.55s, 2017                                          $    535     $    565,169
 Pennsylvania Higher Education Facilities
  (Marywood University), MBIA, 5.5s, 2018                   300          313,911
 Pennsylvania Higher Education Facilities
  (Temple University), MBIA, 5.25s, 2014                    500          522,595
 Pennsylvania Higher Education Facilities
  (Thomas Jefferson University), AMBAC, 5s, 2019            500          500,290
 Pennsylvania Public School Building Authority,
  College Rev. (Delaware County Community
  College), MBIA, 5.75s, 2016                               500          545,575
                                                                    ------------
                                                                    $  2,447,540
--------------------------------------------------------------------------------
UTILITIES - MUNICIPAL OWNED - 10.8%
 Guam Power Authority Rev., RITES, AMBAC,
  8.143s, 2014 +++++                                   $  2,170     $  2,456,700
 Luzerne County, PA, Industrial Development
  Authority, AMBAC, 7.2s, 2017                              500          531,000
 Luzerne County, PA, Industrial Development
  Authority, 6.05s, 2019                                    300          307,557
 Philadelphia, PA, Gas Works Rev., 6.375s, 2003 ++++++      240          260,753
 Philadelphia, PA, Gas Works Rev., 6s, 2013 ++++++        1,645        1,890,467
 Philadelphia, PA, Gas Works Rev., 6.375s, 2014             260          267,046
 Philadelphia, PA, Gas Works Rev., FSA, 5.5s, 2016        1,000        1,052,560
 Philadelphia, PA, Gas Works Rev., FSA, 5.5s, 2018          500          522,915
                                                                    ------------
                                                                    $  7,288,998
--------------------------------------------------------------------------------
WATER AND SEWER UTILITY REVENUE - 10.2%
 Allegheny County, PA, Sanitation Authority, FGIC,
  0s, 2014 ++++++                                      $    835     $    446,149
 Allegheny County, PA, Sewer Rev., MBIA,
  5.75s, 2017                                               750          816,082
 Allegheny County, PA, Sewer Rev., MBIA,
  5s, 2019                                                  800          800,392
 Delaware County, PA, Water Quality Control
  Authority, Sewer Rev., FGIC, 5s, 2018                     750          754,350
 Erie, PA, Sewer Authority Rev., MBIA, 5s, 2017             500          504,690
 Fairview Township, PA, Sewer Authority Rev.,
  FGIC, 5.05s, 2018                                         750          756,113
 Harrisburg, PA, Water Rev., FGIC, 5s, 2015                 300          306,834
 Philadelphia, PA, Water Rev., MBIA, 6.25s, 2012            550          642,900
 Philadelphia, PA, Water Rev., FSA, 5.75s, 2013             300          318,642
 Philadelphia, PA, Water Rev., MBIA, 5.5s, 2014           1,000        1,049,450
 Virgin Islands Water & Power Authority Rev.,
  ASST GTY, 5.3s, 2018                                      500          514,139
                                                                    ------------
                                                                    $  6,909,741
--------------------------------------------------------------------------------
TOTAL MUNICIPAL BONDS (IDENTIFIED COST, $62,161,645)                $ 65,402,072
--------------------------------------------------------------------------------

Floating Rate Demand Notes - 2.6%
--------------------------------------------------------------------------------
 Allegheny County, PA, Hospital Development
  Authority Rev. (Aces Presbyterian Hospital),
  due 10/04/01                                         $    720     $    720,000
 Harris County, TX, Industrial Development Corp.
  (Shell Oil Co.), due 10/03/01                             200          200,000
 New Castle, PA, Area Hospital Authority (Jameson
  Memorial Hospital), due 10/01/01                          800          800,000
--------------------------------------------------------------------------------
TOTAL FLOATING RATE DEMAND NOTES, AT IDENTIFIED COST                $  1,720,000
--------------------------------------------------------------------------------
TOTAL INVESTMENTS (IDENTIFIED COST, $63,881,645)                    $ 67,122,072

Other Assets, Less Liabilities - 0.8%                                    557,881
--------------------------------------------------------------------------------
NET ASSETS - 100.0%                                                 $ 67,679,953
--------------------------------------------------------------------------------

SEE PORTFOLIO FOOTNOTES AND NOTES TO FINANCIAL STATEMENTS.

MFS SOUTH CAROLINA MUNICIPAL BOND FUND

Municipal Bonds - 97.9%

--------------------------------------------------------------------------------
                                                PRINCIPAL AMOUNT
ISSUER                                             (000 OMITTED)           VALUE
--------------------------------------------------------------------------------
AIRPORT AND PORT REVENUE - 3.3%
 Horry County, SC, OAO, FSA, 5.7s, 2027                $  2,250     $  2,303,550
 Richland Lexington, SC, Airport Rev.
  (Columbia Airport), FSA, 5s, 2026                       1,000          968,610
 Richland Lexington, SC, Airport Rev.
  (Columbia Airport), AMBAC, 5.7s, 2026                   1,000        1,017,680
 South Carolina Ports Authority Rev., FSA, 5s, 2016       1,000        1,011,400
                                                                    ------------
                                                                    $  5,301,240
--------------------------------------------------------------------------------
GENERAL OBLIGATION - GENERAL PURPOSE - 5.8%
 Charleston County, SC, 5.25s, 2017                    $  2,000     $  2,073,800
 Commonwealth of Puerto Rico, RITES,
  8.741s, 2018 +++++                                      2,000        2,271,000
 Commonwealth of Puerto Rico, RITES,
  8.741s, 2019 +++++                                      1,750        1,972,670
 Horry County, SC, 6s, 2015                                 915        1,007,269
 Richard Lexington Riverbanks, FGIC, 5.8s, 2018           1,000        1,073,960
 State of South Carolina, 4.6s, 2016                        850          840,012
                                                                    ------------
                                                                    $  9,238,711
--------------------------------------------------------------------------------
GENERAL OBLIGATIONS - IMPROVEMENT - 3.4%
 Beaufort County, SC, 5.25s, 2018                      $  1,000     $  1,026,140
 Commonwealth of Puerto Rico, Public
  Improvement, 6.8s, 2002 ++++++                            425          445,838
 Commonwealth of Puerto Rico, RITES, MBIA,
  9.241s, 2020 +++++                                      2,000        2,402,200
 Puerto Rico Municipal Finance Agency, RITES,
  FSA, 9.722s, 2016 +++++                                   850        1,083,571
 Puerto Rico Public Finance Corp., MBIA, 5s, 2021           500          502,040
                                                                    ------------
                                                                    $  5,459,789
--------------------------------------------------------------------------------
GENERAL OBLIGATIONS - SCHOOLS - 8.6%
 Anderson County, SC, School District, 5.5s, 2018      $  1,465     $  1,546,850
 Beaufort County, SC, School District, 5.625s, 2018       2,000        2,106,940
 Berkeley County, SC, School District, 5s, 2020           2,000        2,004,360
 Charleston County, SC, School District, FSA, 5s, 2018    1,500        1,513,710
 Georgetown County, SC, School District,
  5.25s, 2018                                             1,500        1,549,845
 Orangeburg County, SC, Consolidated School,
  FSA, 5.25s, 2020                                        1,065        1,091,412
 Richland County, SC, School District, 5.1s, 2021         1,750        1,760,745
 Williamsburg County, SC, School District Public
  Facilities Corp., Certificates of Participation,
  7.5s, 2003 ++++++                                       2,010        2,205,452
                                                                    ------------
                                                                    $ 13,779,314
--------------------------------------------------------------------------------
HEALTH CARE REVENUE - HOSPITALS - 16.3%
 Charleston County, SC, (Care Alliance Health
  Services), FSA, 5s, 2019                             $  1,000     $    995,180
 Charleston County, SC, Hospital Facilities Rev.
  (Medical Society Health), MBIA, 5s, 2022 ++++++         2,450        2,387,819
 Greenville, SC, Hospital System, Hospital
  Facilities Rev., 6s, 2020                               3,400        3,695,834
 Greenville, SC, Hospital System, Hospital
  Facilities Rev., OAO, 5.25s, 2017                       2,785        2,791,740
 Greenwood County, SC, Hospital Rev.,
  5.5s, 2021                                              1,000          991,500
 Horry County, SC, Hospital Facilities Rev.
  (Conway Hospital), 6.75s, 2012                          3,700        3,845,151
 Lexington County, SC, Hospital Facilities Rev.,
  FSA, 5.125s, 2021                                       1,500        1,482,300
 South Carolina Jobs & Economic Development
  Authority (Carolina Hospital System),
  7.55s, 2002 ++++++                                      2,000        2,136,480
 South Carolina Jobs & Economic Development
  Authority, Hospital Facilities Rev. (Anderson
  Area Medical Center), MBIA, 5.25s, 2015                 1,750        1,796,952
 South Carolina Jobs & Economic Development
  Authority, Hospital Facilities Rev. (Georgetown
  Memorial Hospital), AMBAC, 6s, 2014                     1,000        1,106,340
 South Carolina Jobs & Economic Development
  Authority (Georgetown Memorial Hospital),
  ASST GTY, 5.25s, 2021                                   1,500        1,469,460
 Spartanburg County, SC, Health Service Rev.,
  AMBAC, 5.3s, 2025                                       1,000        1,001,580
 Spartanburg County, SC, Hospital Facilities Rev.
  (Health Services District, Inc.), AMBAC, 5.3s, 2020     2,500        2,518,275
                                                                    ------------
                                                                    $ 26,218,611
--------------------------------------------------------------------------------
HEALTH CARE REVENUE - LONG TERM CARE - 0.6%
 Greenville County, SC, 8s, 2015                       $  1,760     $    880,000
--------------------------------------------------------------------------------
INDUSTRIAL REVENUE - CHEMICALS - 0.5%
 York City, SC, Industrial Development Rev.
  (Hoechst Celanese), 5.7s, 2003                       $    850     $    816,697
--------------------------------------------------------------------------------
INDUSTRIAL REVENUE - OTHER - 0.9%
 Calhoun, SC, Solid Waste Disposal Rev.
  (Eastman Kodak), 6.75s, 2017 ++++++                  $  1,000     $  1,206,590
 Lexington County, SC,  Industrial Rev.
  (J. B. White & Co.), 8s, 2005                             310          311,792
                                                                    ------------
                                                                    $  1,518,382
--------------------------------------------------------------------------------
INDUSTRIAL REVENUE - PAPER - 3.1%
 Darlington County, SC, Industrial Development
  Rev. (Sonoco Products Co.), 6.125s, 2025             $  1,500     $  1,541,190
 Florence County, SC, Industrial Development
  Rev. (Stone Container Corp.), 7.375s, 2007                610          617,277
 Richland County, SC, Pollution Control Rev.
  (Union Camp Corp.), 6.55s, 2020                           750          774,150
 Richland County, SC, Pollution Control Rev.
  (Union Camp Corp.), 6.75s, 2022                         2,000        2,063,220
                                                                    ------------
                                                                    $  4,995,837
--------------------------------------------------------------------------------
INDUSTRIAL REVENUE - METALS - 1.3%
 Darlington County, SC, Industrial Development
  Rev. (Nucor Corp.), 5.75s, 2023                      $  2,000     $  2,038,960
--------------------------------------------------------------------------------
INDUSTRIAL REVENUE - RETAIL - 0.3%
 Greenville County, SC, Industrial Development
  Rev. (Kroger Co.), 7.85s, 2015                       $    500     $    524,660
--------------------------------------------------------------------------------
MISCELLANEOUS REVENUE - OTHER - 1.6%
 North Charleston, SC, Municipal Golf Course
  Mortgage Rev., 5s, 2009                              $    500     $    508,825
 North Charleston, SC, Municipal Golf Course
  Mortgage Rev., 5.5s, 2019                               1,000          969,120
 Tobacco Settlement Rev., Management
  Authority, 6.375s, 2028                                 1,000        1,060,070
                                                                    ------------
                                                                    $  2,538,015
--------------------------------------------------------------------------------
MULTI-FAMILY HOUSING REVENUE - 2.2%
 South Carolina Housing (Bayside Apartments),
  FNMA, 6s, 2021                                       $  1,000     $  1,048,330
 South Carolina Housing, Finance & Development
  Authority (Hunting Ridge Apartments), 6.75s, 2025       1,000        1,051,080
 South Carolina Housing, Finance & Development
  Authority (Runaway Bay Apartments), 6.125s, 2015        1,300        1,365,390
                                                                    ------------
                                                                    $  3,464,800
--------------------------------------------------------------------------------

                                       24

--------------------------------------------------------------------------------
                                                PRINCIPAL AMOUNT
ISSUER                                             (000 OMITTED)           VALUE
--------------------------------------------------------------------------------
OTHER - 1.1%
 South Carolina Jobs Economic Development
  Authority, MBIA, 5.125s, 2018                        $    570     $    579,798
 South Carolina Jobs Economic Development
  Authority, MBIA, 5.125s, 2019                             595          602,069
 South Carolina Jobs Economic Development
  Authority, MBIA, 5.125s, 2020                             630          635,103
                                                                    ------------
                                                                    $  1,816,970
--------------------------------------------------------------------------------
SINGLE FAMILY HOUSING REVENUE - STATE - 0.8%
 South Carolina Housing, Finance &
  Development Authority, FSA, 6s, 2020                 $  1,230     $  1,271,144
--------------------------------------------------------------------------------
STATE AND LOCAL APPROPRIATION - 11.1%
 Berkeley County, SC, School District,
  AMBAC, 6.3s, 2004 ++++++                             $  1,800     $  1,977,264
 Berkeley County, SC, School District
  (Berkeley School Facilities Group, Inc.),
  AMBAC, 5s, 2017                                           500          509,485
 Greenville County, SC (Greenville Technical
  College), AMBAC, 5s, 2017                               1,000        1,013,090
 Greenville County, SC, Public Facilities,
  AMBAC, 5s, 2017                                         1,695        1,719,171
 Greenville County, SC (University Center),
  AMBAC, 5.25s, 2019                                      1,000        1,021,430
 Hilton Head Island, SC, Public Finance Corp.,
  Certificates of Participation,
  AMBAC, 5.75s, 2014                                      1,750        1,858,763
 Myrtle Beach, SC, Public Finance Corp.,
  Certificates of Participation
  (Convention Center), 6.875s, 2002 ++++++                2,500        2,636,250
 Puerto Rico Public Finance Corp., RITES,
  AMBAC, 8.472s, 2013 +++++                               1,375        1,683,687
 Puerto Rico Public Finance Corp., RITES,
  AMBAC, 8.472s, 2019 +++++                               1,300        1,519,349
 Richland County, SC, Certificates of
  Participation, FGIC, 0s, 2005 ++++++                    1,160        1,041,993
 Richland County, SC, Certificates of
  Participation, FGIC, 0s, 2006 ++++++                    1,160          998,679
 South Carolina Water Resources Authority Rev.
  (Local Government Program), 7.25s, 2020                 1,825        1,865,825
                                                                    ------------
                                                                    $ 17,844,986
--------------------------------------------------------------------------------
TURNPIKE REVENUE - 0.8%
 Puerto Rico Highway & Transportation
  Authority Rev., 6.625s, 2002 ++++++                  $    300     $    314,325
 South Carolina Transportation, MBIA,
  5.375s, 2018                                            1,000        1,033,700
                                                                    ------------
                                                                    $  1,348,025
--------------------------------------------------------------------------------
UNIVERSITIES - COLLEGES - 3.7%
 Clemson University, University Rev.,
  AMBAC, 6.25s, 2015                                   $  1,250     $  1,406,738
 Coastal Carolina University, SC, MBIA,
  6.875s, 2004 ++++++                                     1,000        1,125,360
 South Carolina Educational Facilities Authority
  (Furman University), AMBAC, 5.375s, 2020                1,245        1,282,786
 University of South Carolina, University
  Rev., FGIC, 5.625s, 2020                                1,555        1,629,500
 University of South Carolina, University Rev.,
  MBIA, 5.75s, 2026                                         515          536,506
                                                                    ------------
                                                                    $  5,980,890
--------------------------------------------------------------------------------
UTILITIES - INVESTOR OWNED - 0.8%
 Fairfield County, SC, Pollution Control Rev.
  (South Carolina Electric Co.), 6.5s, 2014            $  1,250     $  1,315,200
--------------------------------------------------------------------------------
UTILITIES - MUNICIPAL OWNED - 13.4%
 Camden, SC, Public Utility Rev., Refunding &
  Improvement, MBIA, 5.5s, 2017                        $  1,500     $  1,571,460
 Colleton & Dorchester Counties, SC,
  Pollution Control Rev., 6.6s, 2014                      3,000        3,145,230
 Orangeburg County, SC, Solid Waste
  Disposal Facilities Rev., AMBAC, 5.7s, 2024             2,000        2,042,260
 Piedmont, SC, Municipal Power Agency,
  FGIC, 6.25s, 2021                                       4,600        5,299,246
 Puerto Rico Electric Power Authority, RITES,
  FSA, 8.192s, 2015 aa                                    1,000        1,102,620
 South Carolina Public Service Authority,
  FSA, 5.25s, 2019                                        1,000        1,026,040
 South Carolina Public Service Authority,
  FSA, 5.25s, 2020                                        1,000        1,020,840
 South Carolina Public Service Authority,
  FGIC, 5.875s, 2023                                        500          526,935
 South Carolina Public Service Authority, OBO,
  AMBAC, 5.5s, 2023                                       1,000        1,027,360
 South Carolina Public Service Authority
  (Santee Cooper), 6.625s, 2002 ++++++                    2,000        2,106,100
 South Carolina Public Service Authority
  (South Carolina Electric & Gas), MBIA, 5s, 2019         2,600        2,608,762
                                                                    ------------
                                                                    $ 21,476,853
--------------------------------------------------------------------------------
WATER AND SEWER UTILITY REVENUE - 18.3%
 Charleston, SC, Waterworks & Sewer Rev.,
  6s, 2012                                             $  2,000     $  2,056,020
 Charleston, SC, Waterworks & Sewer Rev.,
  6s, 2018                                                1,500        1,541,640
 Charleston, SC, Waterworks & Sewer Rev.,
  MBIA, 5s, 2022                                          1,000          993,630
 Columbia, SC, Waterworks & Sewer Systems
  Rev., 0s, 2004 aaa                                      1,500        1,403,340
 Columbia, SC, Waterworks & Sewer Systems
  Rev., 0s, 2005                                          2,245        2,010,689
 Columbia, SC, Waterworks & Sewer Systems
  Rev., 0s, 2006                                          9,330        7,979,949
 Columbia, SC, Waterworks & Sewer Systems
  Rev., 6s, 2015                                          2,000        2,209,660
 Greenville, SC, Waterworks Rev., 5.5s, 2022              1,000        1,022,880
 Myrtle Beach, SC, Water & Sewer Rev.,
  MBIA, 5.5s, 2013                                        1,000        1,046,190
 Puerto Rico Aqueduct & Sewer Authority
  Rev., 9s, 2005 ++++++                                     685          803,909
 Spartanburg, SC, Waterworks Rev.,
  FGIC, 6.05s, 2006 ++++++                                2,750        3,088,003
 Western Carolina Regional Sewer Authority
  Rev., AMBAC, 0s, 2007                                   4,000        3,252,640
 York County, SC, Water & Sewer Rev., 6.5s, 2003          2,000        2,021,180
                                                                    ------------
                                                                    $ 29,429,730
--------------------------------------------------------------------------------
TOTAL MUNICIPAL BONDS (IDENTIFIED COST, $146,558,138)               $157,258,814
--------------------------------------------------------------------------------

                                       25

Floating Rate Demand Notes - 1.3%

--------------------------------------------------------------------------------
                                                PRINCIPAL AMOUNT
ISSUER                                             (000 OMITTED)           VALUE
--------------------------------------------------------------------------------
 Berkeley County, SC, Pollution Control,
  (Amoco Chemical Co.), due 10/01/01                   $    100     $    100,000
 Harris County, TX, Hospital Rev.
  (Methodist Hospital), due 10/01/01                        200          200,000
 Harris County, TX, Hospital Rev.
  (Methodist Hospital), due 10/01/01                        300          300,000
 Pinellas County, FL, Health Facility Authority,
  due 10/01/01                                              100          100,000
 Sevier County, TN, Public Building Authority,
  due 10/01/01                                              100          100,000
 Sevier County, TN, Public Building Authority,
  due 10/04/01                                              400          400,000
 Sevier County, TN, Public Building Authority,
  due 10/04/01                                              100          100,000
 Uinta County, WY, Pollution Control Rev. (Chevron),
  due 10/01/01                                              800          800,000
--------------------------------------------------------------------------------
TOTAL FLOATING RATE DEMAND NOTES, AT IDENTIFIED COST                $  2,100,000
--------------------------------------------------------------------------------
TOTAL INVESTMENTS (IDENTIFIED COST, $148,658,138)                   $159,358,814

Other Assets, Less Liabilities - 0.8%                                  1,278,932
--------------------------------------------------------------------------------
NET ASSETS - 100.0%                                                 $160,637,746
--------------------------------------------------------------------------------

SEE PORTFOLIO FOOTNOTES AND NOTES TO FINANCIAL STATEMENTS.

MFS TENNESSEE MUNICIPAL BOND FUND

Municipal Bonds - 97.5%

------------------------------------------------------------------------------------------
                                                PRINCIPAL AMOUNT
ISSUER                                             (000 OMITTED)           VALUE
------------------------------------------------------------------------------------------
 AIRPORT AND PORT REVENUE - 1.2%
  Memphis-Shelby County, TN, Airport Authority
   Rev., FSA, 5.125s, 2021                             $  1,500     $ 1,457,610
--------------------------------------------------------------------------------
GENERAL OBLIGATION - GENERAL PURPOSE - 4.2%
 Dickson County, TN, FGIC, 5s, 2018                    $    845     $    852,216
 Lincoln County, TN, FGIC, 5.25s, 2017                      645          679,282
 Puerto Rico Public Buildings Authority,
  5.5s, 2021                                              1,000        1,075,350
 Rutherford County, TN, 0s, 2007                          1,500          771,420
 Shelby County, TN, 0s, 2013                              2,560        1,446,682
 Unicoi County, TN, FGIC, 5.25s, 2021                       510          525,769
                                                                    ------------
                                                                    $  5,350,719
--------------------------------------------------------------------------------
GENERAL OBLIGATIONS - IMPROVEMENT - 7.7%
 Chattanooga, TN, 5s, 2021                             $  2,570     $  2,550,879
 Commonwealth of Puerto Rico, 5.4s, 2025                  3,000        3,055,380
 Gatlinburg, TN, Public Building Authority
  (Gatlinburg Convention Center),
  AMBAC, 6.9s, 2012                                       1,000        1,026,700
 Knoxville, TN, 5.5s, 2017                                  645          675,212
 Rutherford County, TN, 5s, 2020                          1,000          998,750
 Williamson County, TN, Public Improvement,
  5.375s, 2019                                            1,500        1,550,865
                                                                    ------------
                                                                    $  9,857,786
--------------------------------------------------------------------------------
GENERAL OBLIGATIONS - SCHOOLS - 12.7%
 Fayette County, TN, School District, MBIA,
  5.6s, 2019                                           $  1,215     $  1,257,185
 Gibson County, TN, MBIA, 5.75s, 2016                       645          692,033
 Gibson County, TN, School District, AMBAC,
  5s, 2015                                                  650          679,777
 Gibson County, TN, School District, AMBAC,
  5.25s, 2019                                               885          914,727
 Giles County, TN, FGIC, 5.75s, 2020                      1,980        2,095,493
 Johnson City, TN, FGIC, 0s, 2012                         1,690        1,041,446
 Lincoln County, TN, FGIC, 5.8s, 2007 ++++++              2,000        2,244,640
 Roane County, TN, Rural School, FGIC,
  5.6s, 2019                                                915          950,145
 Roane County, TN, Rural School, FGIC,
  5.6s, 2020                                                975        1,009,710
 Rutherford County, TN, School District,
  5.875s, 2010 ++++++                                     3,100        3,522,282
 Williamson County, TN, Rural School,
  6.125s, 2010 ++++++                                     1,575        1,815,628
                                                                    ------------
                                                                    $ 16,223,066
--------------------------------------------------------------------------------
HEALTH CARE REVENUE - HOSPITALS - 13.4%
 Bristol, TN, Health & Educational
  Facilities Board (Bristol Memorial),
  FGIC, 5.45s, 2021 ###                                $  2,825     $  2,817,034
 Cookeville, TN, Industrial Development
  Board, Hospital Rev. (Cookeville General),
  5.75s, 2010                                             2,000        2,068,800
 Jackson, TN, Hospital Rev. (Jackson-
  Madison County General Hospital),
  AMBAC, 5s, 2018                                         1,000          998,750
 Johnson City, TN, Health & Education
  Financing Authority (Johnson City
  Medical Center Hospital), MBIA,
  5.25s, 2016                                             1,375        1,405,002

                                       26

--------------------------------------------------------------------------------
                                                PRINCIPAL AMOUNT
ISSUER                                             (000 OMITTED)           VALUE
--------------------------------------------------------------------------------
Health Care Revenue - Hospitals - continued
 Johnson City, TN, Health & Education
  Financing Authority (Johnson City
  Medical Center Hospital), MBIA,
  5s, 2018 ++++++                                      $  1,500     $  1,534,830
 Knox County, TN, Health, Education &
  Housing Facilities Board (East Tennessee
  Children's), 6.5s, 2012                                 1,000        1,029,970
 Knox County, TN, Health, Education &
  Housing Facilities Board (Fort Sanders),
  MBIA, 5.75s, 2014                                       3,250        3,602,267
 Metropolitan Government of Nashville &
  Davidson County, TN, Health & Education
  Facility Board Rev. (Adventist Health
  System), 5.25s, 2020                                    1,000          951,040
 Shelby County, TN, Health Educational &
  Housing (St. Judes Childrens Research),
  5.5s, 2020                                              1,750        1,771,840
 Springfield, TN, Health & Higher Educational
  Facilities (Northcrest Medical Center),
  5.25s, 2013                                             1,000          916,330
                                                                    ------------
                                                                    $ 17,095,863
--------------------------------------------------------------------------------
HEALTH CARE REVENUE - LONG TERM CARE - 0.3%
 Shelby County, TN, Health Educational &
  Housing Facilities Board Rev. (Beverly Project),
  7.4s, 2011                                           $    300     $    305,946
--------------------------------------------------------------------------------
HUMAN SERVICES - 0.8%
 Tennessee Local Development Authority
  Rev., 7s, 2002 ++++++                                $  1,000     $  1,066,730
--------------------------------------------------------------------------------
INDUSTRIAL REVENUE - OTHER - 3.0%
 Hardeman County, TN, (Correctional
  Facilities Corp.), 7.75s, 2017                       $  1,000     $    984,800
 Humphreys County, TN, (DuPont), 6.7s, 2024               1,750        1,863,242
 Memphis-Shelby County, TN, Airport
  Authority (Federal Express Corp.), 6.2s, 2014           1,000        1,013,180
                                                                    ------------
                                                                    $  3,861,222
--------------------------------------------------------------------------------
INDUSTRIAL REVENUE - PAPER - 0.8%
 McMinn County, TN, Industrial
  Development Board, Pollution Control
  Rev. (Bowater), 7.625s, 2016                         $  1,000     $  1,022,410
--------------------------------------------------------------------------------
INDUSTRIAL REVENUE - RETAIL - 2.6%
 Bristol, TN, Industrial Development
  Authority (Kmart Corp.), 7.5s, 2008                  $  1,105     $  1,160,858
 Knox County, TN, Industrial Development
  Board (Kroger Co.), 8.1s, 2003                          2,000        2,078,560
                                                                    ------------
                                                                    $  3,239,418
--------------------------------------------------------------------------------
MULTI-FAMILY HOUSING REVENUE - 7.2%
 Chattanooga, TN, Health, Educational &
  Housing Facilities Board Rev.
  (Rainbow Creek), GNMA, 6.125s, 2019                  $    500     $    526,765
 Franklin, TN, Industrial Development Rev.
  (Landings Apartments), FSA, 6s, 2026                    1,000        1,039,870
 Franklin, TN, Industrial Development Rev.
  (Sussex Downs), FHA, 6.75s, 2004 ++++++                 1,000        1,130,090
 Jackson, TN, Health & Educational &
  Housing Facilities Board Rev. (Posthouse
  Apartments), FHA, 7.1s, 2028                            1,610        1,665,851
 Memphis, TN, Health & Educational
  Facilities Board Rev. (Hickory Point
  Apartments), MBIA, 5.85s, 2020                          1,000        1,052,900
 Metropolitan Government of Nashville
  & Davidson County, TN, Health &
  Educational Facilities Board Rev.
  (Berkshire Place), GNMA, 6s, 2023                         500          510,340
 Metropolitan Government of Nashville
  & Davidson County, TN, Health &
  Educational Facilities Board Rev.
  (Herman Street), FHA, 7.25s, 2032                         495          514,438
 Metropolitan Government of Nashville
  & Davidson County, TN, Industrial
  Development Board, FHA, 6.95s, 2026                     1,000        1,039,960
 Metropolitan Government of Nashville
  & Davidson County, TN, Industrial
  Development Board, FHA, 7.5s, 2029                        695          703,514
 Shelby County, TN, Health & Educational &
  Housing Facilities Board (Greenview
  Apartments), FNMA, 6s, 2033                             1,000        1,038,860
                                                                    ------------
                                                                    $  9,222,588
--------------------------------------------------------------------------------
OTHER - 0.3%
 Guam Economic Development Authority,
  5.5s, 2041                                           $    350     $    356,878
--------------------------------------------------------------------------------
SALES AND EXCISE TAX REVENUE - 0.6%
 Territory of Virgin Islands, 5.875s, 2018             $    730     $    736,957
--------------------------------------------------------------------------------
SINGLE FAMILY HOUSING REVENUE - STATE - 5.8%
 Tennessee Housing Development Agency,
  5.45s, 2014                                          $  2,535     $  2,623,877
 Tennessee Housing Development Agency,
  0s, 2016                                                5,000        2,245,350
 Tennessee Housing Development Agency,
  6s, 2020                                                1,450        1,511,045
 Tennessee Housing Development Agency,
  MBIA, 6.125s, 2020                                        975        1,022,648
 Tennessee Housing Development Agency,
  7.125s, 2026                                               35           36,253
                                                                    ------------
                                                                    $  7,439,173
--------------------------------------------------------------------------------
STATE AND LOCAL APPROPRIATION - 2.6%
 Chattanooga, TN, Industrial Development
  Board, AMBAC, 5.75s, 2018                            $  1,000     $  1,071,260
 Knox County, TN, Industrial Development
  Board, 0s, 2016 ++++++                                  5,575        2,285,527
                                                                    ------------
                                                                    $  3,356,787
--------------------------------------------------------------------------------
UNIVERSITIES - COLLEGES - 4.4%
 Metropolitan Government of Nashville &
  Davidson County, TN, Health & Educational
  Facilities Board Rev. (Vanderbilt University),
   5s, 2019                                            $  1,000     $  1,003,250
 Metropolitan Government of Nashville &
  Davidson County, TN, Health, Educational
  & Housing Facilities Board Rev.
  (McKendree Village, Inc.), 5.125s, 2020                 1,000        1,006,910
 Metropolitan Government of Nashville &
  Davidson County, TN, Health, Educational
  & Housing Facilities Board Rev. (Meharry
  Medical College), AMBAC, 5s, 2024                       3,750        3,615,375
                                                                    ------------
                                                                    $  5,625,535
--------------------------------------------------------------------------------
UTILITIES - MUNICIPAL OWNED - 8.9%
 Jackson, TN, Electric Systems Rev., MBIA,
  5s, 2018                                             $  1,000     $  1,003,200
 Lawrenceburg, TN, Electric Rev., MBIA,
  5.5s, 2026                                              1,255        1,281,079

                                       27

------------------------------------------------------------------------------------------
                                                PRINCIPAL AMOUNT
ISSUER                                             (000 OMITTED)           VALUE
------------------------------------------------------------------------------------------
 Metropolitan Government of Nashville &
  Davidson County, TN, Electric Rev.,
  MBIA, 0s, 2012                                       $  3,305     $  2,033,038
 Metropolitan Government of Nashville &
  Davidson County, TN, Electric Rev.,
  5.125s, 2021                                            1,500        1,509,945
 Mt. Juliet, TN, Public Building Authority
  (Madison), MBIA, 7.7s, 2004 ++++++                      1,100        1,325,412
 Mt. Juliet, TN, Public Building Authority
  (Madison), MBIA, 7.8s, 2004 ++++++                      3,500        4,225,060
                                                                    ------------
                                                                    $ 11,377,734
--------------------------------------------------------------------------------
UTILITIES - OTHER - 0.8%
 Tennessee Gas Rev. (Tennergy Corp.),
  MBIA, 5s, 2009                                       $  1,000     $  1,040,000
--------------------------------------------------------------------------------
 WATER AND SEWER UTILITY REVENUE - 20.2%
 Harpeth Valley, TN, Utilities Improvement,
  MBIA, 5.05s, 2020                                    $  1,925     $  1,923,614
 Hendersonville, TN, Utilities Improvement,
  FGIC, 5.5s, 2018                                        1,125        1,175,479
 Madison, TN, Utility Waterworks, MBIA,
  5s, 2019                                                2,750        2,752,282
 Memphis, TN, Sewage Systems Rev.,
  5.75s, 2016                                               625          671,438
 Memphis, TN, Sewage Systems Rev.,
  5.75s, 2018                                             1,145        1,214,181
 Memphis, TN, Sewage Systems Rev.,
  5.75s, 2020                                               750          791,407
 Metropolitan Government of Nashville &
  Davidson County, TN, Water & Sewer
  Rev., AMBAC, 6.075s, 2002 ++++++                        2,000        2,059,580
 Metropolitan Government of Nashville &
  Davidson County, TN, Water & Sewer
  Rev., AMBAC, 9.534s, 2002 ++++, ++++++++++              1,000        1,059,660
 Metropolitan Government of Nashville &
  Davidson County, TN, Water & Sewer
  Rev., FGIC, 5.1s, 2016                                  2,565        2,578,620
 Poplar Grove, TN, Utility District,
  Waterworks Rev., 6.375s, 2011                             500          514,910
 West Knox Utility District, TN, Water &
  Sewer Rev., MBIA, 0s, 2002 ++++++                       1,315        1,277,904
 West Knox Utility District, TN, Water &
  Sewer Rev., MBIA, 0s, 2003 ++++++                       1,045          985,519
 West Knox Utility District, TN, Water &
  Sewer Rev., MBIA, 0s, 2004 ++++++                       1,920        1,745,337
 West Knox Utility District, TN, Water &
  Sewer Rev., MBIA, 0s, 2006 ++++++                       1,920        1,601,952
 West Knox Utility District, TN, Water &
  Sewer Rev., MBIA, 0s, 2007 ++++++                       1,920        1,522,560
 White House Utility District, TN (Robertson
  & Sumner Counties Waterworks),
  FSA, 6s, 2010 ++++++                                    1,000        1,141,470
 White House Utility District, TN (Robertson
  & Sumner Counties Waterworks),
  FGIC, 0s, 2014                                          3,590        1,989,614
 White House Utility District, TN (Robertson
  & Sumner Counties Waterworks),
  FSA, 5s, 2021                                             800          798,936
                                                                    ------------
                                                                    $ 25,804,463
--------------------------------------------------------------------------------
TOTAL MUNICIPAL BONDS (IDENTIFIED COST, $116,894,897)               $124,440,885
--------------------------------------------------------------------------------

Floating Rate Demand Notes - 2.2%

 Bartow County, GA, Development Authority,
  Pollution Control Rev. (Georgia Power Co.),
  due 10/01/01                                         $    500     $    500,000
 East Baton Rouge Parish, LA, Pollution Control
  Rev. (Exxon Corp.), due 10/01/01                          700          700,000
 Sevier County, TN, Public Building Authority,
  due 10/03/01                                            1,600        1,600,000
--------------------------------------------------------------------------------
TOTAL FLOATING RATE DEMAND NOTES, AT IDENTIFIED COST                $  2,800,000
--------------------------------------------------------------------------------
TOTAL INVESTMENTS (IDENTIFIED COST, $119,694,897)                   $127,240,885

Other Assets, Less Liabilities - 0.3%                                    433,638
--------------------------------------------------------------------------------
NET ASSETS - 100.0%                                                 $127,674,523
--------------------------------------------------------------------------------

SEE PORTFOLIO FOOTNOTES AND NOTES TO FINANCIAL STATEMENTS.

MFS VIRGINIA MUNICIPAL BOND FUND

Municipal Bonds - 96.6%

------------------------------------------------------------------------------------------
                                                PRINCIPAL AMOUNT
ISSUER                                             (000 OMITTED)          VALUE
------------------------------------------------------------------------------------------
AIRPORT AND PORT REVENUE - 6.0%
 Metropolitan Washington, DC, Airport Rev.,
  5.5s, 2016                                           $  2,465     $  2,555,071
 Metropolitan Washington, DC, Airport Rev.,
  MBIA, 5s, 2018                                          2,000        1,981,680
 Metropolitan Washington, DC, Airport Rev.,
  5.75s, 2020                                            11,000       11,421,300
 Norfolk, VA, Airport Authority Rev.,
  FGIC, 5.375s, 2017                                      1,755        1,820,777
 Norfolk, VA, Airport Authority Rev.,
  FGIC, 5s, 2022                                          3,000        2,942,820
                                                                    ------------
                                                                    $ 20,721,648
--------------------------------------------------------------------------------
GENERAL OBLIGATION - GENERAL PURPOSE - 1.8%
 Bristol, VA, MBIA, 5.3s, 2018                         $  1,250     $  1,290,738
 Lebanon, VA, 6.375s, 2011                                1,625        1,803,522
 Puerto Rico Public Buildings Authority,
  5.25s, 2021                                             3,075        3,109,932
                                                                    ------------
                                                                    $  6,204,192
--------------------------------------------------------------------------------
GENERAL OBLIGATIONS - IMPROVEMENT - 16.0%
 Alexandria, VA, 5.5s, 2018                            $  2,980     $  3,175,577
 Chesterfield County, VA, 5s, 2020                        3,015        3,031,040
 Chesterfield County, VA, 6s, 2020                        1,900        2,068,055
 Fairfax County, VA, Public Improvement,
  4.75s, 2017                                             7,690        7,689,692
 Hampton, VA, Public Improvement, 6s, 2018                3,280        3,635,290
 Hampton, VA, Public Improvement, 6s, 2019                3,480        3,844,182
 Loudoun County, VA, 5.25s, 2019                          2,650        2,730,693
 Loudoun County, VA, Public Improvement,
  5.375s, 2016                                            2,650        2,803,832
 Lynchburg, VA, Public Improvement, 5.6s, 2020            1,765        1,870,900
 Newport News, VA, 5s, 2017                               1,340        1,364,468
 Newport News, VA, 5s, 2018                               2,170        2,198,449
 Puerto Rico Municipal Finance Agency,
  RITES, FSA, 9.722s, 2016 +++++                          1,105        1,408,643
 Puerto Rico Municipal Finance Agency,
  RITES, FSA, 8.722s, 2017 +++++                            615          697,582
 Richmond, VA, 0s, 2006                                   3,500        2,994,530
 Richmond, VA, 0s, 2007                                   5,280        4,305,471
 Richmond, VA, 0s, 2008                                   7,270        5,634,904
 Richmond, VA, 0s, 2009                                   5,175        3,811,336
 Suffolk, VA, Public Improvement, 5.5s, 2020              1,880        1,978,437
                                                                    ------------
                                                                    $ 55,243,081
--------------------------------------------------------------------------------
GENERAL OBLIGATIONS - SCHOOLS - 1.2%
 Culpeper County, VA, School District, FSA,
  6s, 2019                                             $  1,000     $  1,096,710
 Virginia Public School Authority, 5s, 2020               2,960        2,958,550
                                                                    ------------
                                                                    $  4,055,260
--------------------------------------------------------------------------------
HEALTH CARE REVENUE - HOSPITALS - 13.3%
 Albemarle County, VA, Industrial
  Development Authority, Health
  Services Rev., 6.5s, 2002 ++++++                     $  1,000     $  1,061,840
 Danville, VA, Industrial Development Authority,
  Hospital Rev. (Danville Regional Medical
  Center), AMBAC, 5.2s, 2018                              2,500        2,603,275
 Fredericksburg, VA, Industrial Development
  (Medicorp Health Systems), AMBAC,
  5.25s, 2023                                            11,000       11,082,390
 Henrico County, VA, Industrial Development
  Authority Rev. (Bon Secours Health),
  MBIA, 6.25s, 2020                                       1,500        1,727,310
 Lynchburg, VA, Industrial Development
  Authority, 5.2s, 2018                                   1,000        1,004,080
 Medical College of Virginia, Hospital
  Authority Rev., MBIA, 5.125s, 2018                      3,000        3,049,980
 Peninsula Ports Authority, VA (Whittaker
  Memorial), FHA, 8.7s, 2023                              2,100        2,646,105
 Peninsula Ports, VA, Health Care Rev.
  (Riverside Health System), 6.625s, 2002 ++++++          1,500        1,579,005
 Peninsula Ports, VA, Health Care Rev.
  (Riverside Health System), 5s, 2018                     3,580        3,526,801
 Roanoke, VA, Industrial Development
  Authority, Hospital Rev. (Roanoke
  Memorial), MBIA, 6.125s, 2017                           6,000        6,849,000
 Virginia Beach, VA, Development Authority
  (Sentara Health System), 5.25s, 2014                    1,740        1,799,282
 Virginia Beach, VA, Development Authority
  (Sentara Health System), 4.75s, 2018                    3,750        3,629,475
 Winchester, VA, Industrial Development
  Authority, AMBAC, 10.26s, 2014 ++++                     4,600        5,361,898
                                                                    ------------
                                                                    $ 45,920,441
--------------------------------------------------------------------------------
HEALTH CARE REVENUE - LONG TERM CARE - 0.2%
 Martinsville, VA, Industrial Development
  Authority (Beverley Enterprises),
  6.75s, 2004                                          $    705     $    720,009
--------------------------------------------------------------------------------
INDUSTRIAL REVENUE - ENVIRONMENTAL SERVICES - 0.4%
 Henrico County, VA, Industrial
  Development Authority (Browning Ferris Co.),
  5.45s, 2014                                          $  1,500     $  1,389,615
--------------------------------------------------------------------------------
INDUSTRIAL REVENUE - OTHER - 0.6%
 Loudoun, VA, Industrial Development
  Authority Rev. (Dulles Airport Marriott
  Hotel), 7.125s, 2015                                 $  2,000     $  2,058,480
--------------------------------------------------------------------------------
INDUSTRIAL REVENUE - PAPER - 3.4%
 Bedford County, VA, Industrial
  Development Authority Rev.
  (Georgia Pacific Corp.), 5.6s, 2025                  $  2,000     $  1,876,480
 Bedford County, VA, Industrial
  Development Authority Rev.
  (Nekoosa Packaging), 6.55s, 2025                        1,250        1,300,775
 Isle Wight County, VA, Industrial
  Development (Union Camp), 6.55s, 2024                   4,000        4,118,360
 Isle Wight County, VA, Industrial
  Development (Union Camp), 6.1s, 2027                    2,750        2,791,305
 West Point, VA, Industrial Development
  Authority, Solid Waste Disposal Rev.
  (Chesapeake Corp.), 6.375s, 2019                        1,900        1,783,929
                                                                    ------------
                                                                    $ 11,870,849
--------------------------------------------------------------------------------
INDUSTRIAL REVENUE - RETAIL - 0.3%
 Lynchburg, VA, Industrial Development
  Authority (Kroger Co.), 7.9s, 2011                   $  1,000     $  1,022,830
--------------------------------------------------------------------------------
MISCELLANEOUS REVENUE - OTHER - 0.1%
 Rockbridge County, VA, Industrial Development
  Authority Rev. (Virginia Horse Center),
   6.85s, 2021                                         $    500     $    507,225
--------------------------------------------------------------------------------
MULTI-FAMILY HOUSING REVENUE - 5.3%
 Alexandria, VA, Redevelopment &
  Housing Finance Authority (Jefferson
  Village Apartments), 9s, 2018                        $  3,935     $  3,993,749

                                       29

--------------------------------------------------------------------------------
                                                PRINCIPAL AMOUNT
ISSUER                                             (000 OMITTED)           VALUE
--------------------------------------------------------------------------------
 Arlington County, VA, Industrial
  Development Authority (Colonial Village),
  5.15s, 2031                                          $  3,000     $  2,923,770
 Norfolk, VA, Redevelopment & Housing
  Authority (Dockside Apartments),
  FHA, 7.375s, 2028                                       2,000        2,063,000
 Virginia Housing Development Authority,
  6.5s, 2013                                              2,300        2,425,143
 Virginia Housing Development Authority,
  5.95s, 2016                                             1,905        2,014,690
 Virginia Housing Development Authority,
  5.15s, 2017                                             3,000        3,009,240
 Virginia Housing Development Authority,
  5.625s, 2020                                            2,000        2,046,020
                                                                    ------------
                                                                    $ 18,475,612
--------------------------------------------------------------------------------
PARKING - 0.5%
 Norfolk, VA, Parking System Rev.,
  MBIA, 5s, 2020                                       $  1,630     $  1,635,086
--------------------------------------------------------------------------------
SALES AND EXCISE TAX REVENUE - 1.4%
 Greater Richmond Convertible Center
  Authority, Hotel Tax Rev. (Convention
  Center Expansion), 6.125s, 2020                      $  3,500     $  3,834,670
 Virgin Islands Public Finance Authority,
  5.625s, 2025                                            1,000        1,014,610
                                                                    ------------
                                                                    $  4,849,280
--------------------------------------------------------------------------------
SINGLE FAMILY HOUSING REVENUE - STATE - 6.9%
 Virginia Housing Development Authority,
  8.54s, 2019 ++++                                     $  7,500     $  7,708,050
 Virginia Housing Development Authority,
  6.2s, 2021                                             15,000       15,220,500
 Virginia Housing Development Authority,
  6.6s, 2022                                                965          991,837
                                                                    ------------
                                                                    $ 23,920,387
--------------------------------------------------------------------------------
STATE AND LOCAL APPROPRIATION - 17.5%
 Blue Ridge, VA, Regional Jail Authority,
  MBIA, 5.2s, 2021                                     $  1,830     $  1,851,868
 Chesapeake, VA, Industrial Development
  Authority (Chesapeake Court House),
  MBIA, 6.25s, 2011                                       3,985        4,506,716
 Chesapeake, VA, Industrial Development
  Authority (Chesapeake Court House),
  MBIA, 5.25s, 2017 ###                                   2,000        2,064,860
 Chesterfield County, VA, Industrial
  Development Authority, Public Facilities,
  7.5s, 2008                                              1,720        1,776,124
 Fairfax County, VA, 6.1s, 2017                           3,090        3,375,640
 Fairfax County, VA, Economic Development
  Authority, Parking Rev. (Vienna II
  Metrorail), 6s, 2016                                    1,650        1,835,444
 Fairfax County, VA, Economic Development
  Authority, Parking Rev. (Vienna II
  Metrorail), 6s, 2017                                    1,750        1,923,267
 Fairfax County, VA, Redevelopment &
  Housing Authority, 5.5s, 2017                           2,225        2,297,379
 Henrico County, VA, Industrial Development
  Authority Rev., 6.5s, 2005 ++++++                       5,000        5,717,350
 Montgomery County, VA, Industrial
  Development, AMBAC, 6s, 2017                            1,000        1,106,040
 Montgomery County, VA, Industrial
  Development, AMBAC, 6s, 2017                            1,120        1,248,643
 New River Valley, VA, Regional Jail
  Authority, MBIA, 5.125s, 2019                           6,405        6,499,794
 Pamunkey, VA, Regional Jail Authority,
  MBIA, 5.75s, 2018                                       2,500        2,687,150
 Puerto Rico Public Finance Corp., AMBAC,
  5.375s, 2018                                            1,100        1,194,325
 Puerto Rico Public Finance Corp., RITES,
  AMBAC, 8.472s, 2013 +++++                               2,000        2,449,000
 Puerto Rico Public Finance Corp., RITES,
  AMBAC, 8.472s, 2016 +++++                                 500          601,240
 Richmond, VA, Public Facilities (Megahertz),
  AMBAC, 5s, 2022                                         1,600        1,579,520
 Virginia Biotechnology Research Park
  (Biotech Two), 5.25s, 2018                              8,800        8,977,672
 Virginia Biotechnology Research Park
  Authority, Lease Rev. (Consolidated
  Laboratories), 5s, 2021                                 1,500        1,492,440
 Virginia Public Building Authority,
  MBIA, 0s, 2007                                          3,750        2,998,050
 Virginia Public School Authority, 5s, 2018               2,000        2,022,400
 Virginia Resources Authority, FSA, 5.5s, 2019            1,070        1,123,072
 Virginia Resources Authority, Infrastructure
  Rev., 5s, 2017                                          1,360        1,376,850
                                                                    ------------
                                                                    $ 60,704,844
--------------------------------------------------------------------------------
TURNPIKE REVENUE - 4.7%
 Chesapeake Bay, VA, Bridge & Tunnel
  Authority, FGIC, 0s, 2005                            $  4,535     $  4,005,992
 Pocahontas Parkway Assn., VA, Toll
  Road Rev., 0s, 2012                                     1,500          739,605
 Pocahontas Parkway Assn., VA, Toll
  Road Rev., 0s, 2013                                     1,500          689,085
 Pocahontas Parkway Assn., VA, Toll
  Road Rev., 0s, 2014                                     1,500          641,370
 Pocahontas Parkway Assn., VA, Toll
  Road Rev., 0s, 2015                                     1,500          596,370
 Pocahontas Parkway Assn., VA, Toll
  Road Rev., 0s, 2016                                     1,500          553,995
 Virginia Commonwealth Transportation
  Board (Oak Grove Connector), 5.25s, 2022                1,500        1,516,815
 Virginia Transportation Board,
  Transportation Contract Rev., 6.5s, 2018                3,500        3,634,155
 Virginia Transportation Board, US Route 58,
  5.125s, 2021                                            4,000        4,015,920
                                                                    ------------
                                                                    $ 16,393,307
--------------------------------------------------------------------------------
UNIVERSITIES - COLLEGES - 5.9%
 Danville, VA, Industrial
  Development Authority, Educational
  Facilities Rev. (Averett University),
  6s, 2022                                             $    500     $    486,100
 Hampton Roads, VA, Medical College
  General Rev., 6.875s, 2001                              1,500        1,538,025
 Hampton Roads, VA, Medical College
  General Rev., 6.875s, 2016                              2,000        2,045,000
 Loudoun County, VA, Industrial
  Development Authority (George
  Washington University), 6.25s, 2012                     2,710        2,801,219
 Virginia College Building Authority,
  Educational Facilities Rev. (Hampden
  Syndey College), 5s, 2016                               1,730        1,756,382

                                       30

--------------------------------------------------------------------------------
                                                PRINCIPAL AMOUNT
ISSUER                                             (000 OMITTED)           VALUE
--------------------------------------------------------------------------------
Universities - Colleges - continued
 Virginia College Building Authority,
  Educational Facilities Rev. (Hampton
  University), 5s, 2018                                $  1,655     $  1,654,057
 Virginia College Building Authority,
  Educational Facilities Rev. (Hampton
  University), 6s, 2020                                   1,000        1,082,510
 Virginia College Building Authority,
  Educational Facilities Rev. (Marymount),
  7s, 2002 ++++++                                         2,500        2,637,575
 Virginia College Building Authority (21st
  Century College Program), 5s, 2015                      2,000        2,050,780
 Virginia College Building Authority (21st
  Century College Program), 6s, 2018                      2,000        2,167,300
 Virginia Public School Authority, 6.5s, 2004 ++++++      1,875        2,100,206
--------------------------------------------------------------------------------
                                                                    $ 20,319,154
--------------------------------------------------------------------------------
UTILITIES - COGENERATION - 0.6%
 Pittsylvania County, VA, Industrial
  Development Authority Rev., 7.5s, 2014               $  2,000     $  2,008,380
--------------------------------------------------------------------------------
UTILITIES - INVESTOR OWNED -1.5%
 Halifax County, VA, Industrial Authority
  Rev. (Old Dominion Electric), 6s, 2022               $  5,000     $  5,033,450
--------------------------------------------------------------------------------
UTILITIES - MUNICIPAL OWNED - 3.0%
 Bristol, VA, Utility Systems Rev., FSA,
  5.75s, 2016                                          $    240     $    266,117
 Guam Power Authority Rev., RITES,
  AMBAC, 8.143s, 2015 +++++                               1,010        1,127,968
 Puerto Rico Electric Power Authority,
  6s, 2015                                                3,000        3,228,840
 Puerto Rico Electric Power Authority,
  RITES, FSA, 9.241s, 2017 +++++                          2,500        3,056,650
 Puerto Rico Electric Power Authority,
  RITES, FSA, 8.991s, 2019 +++++                          1,270        1,516,012
 Puerto Rico Electric Power Authority,
  RITES, FSA, 8.341s, 2020 +++++                          1,250        1,335,362
                                                                    ------------
                                                                    $ 10,530,949
--------------------------------------------------------------------------------
WATER AND SEWER UTILITY REVENUE  6.0%
 Hanover County, VA, Water & Sewer
  Systems, MBIA, 5.25s, 2026                           $  2,000     $  2,019,860
 Prince William County, VA, Water &
  Sewer Systems Rev., FGIC, 5.5s, 2019                    2,000        2,096,880
 Puerto Rico Aqueduct & Sewer Authority
  Rev., 9s, 2005 ++++++                                   3,780        4,436,170
 Puerto Rico Aqueduct & Sewer Authority
  Rev., 10.25s, 2009 ++++++                                 355          454,872
 Virgina Beach, VA, Water Rev., 6s, 2020                  1,000        1,089,420
 Virginia Beach, VA, Water & Sewer Rev.,
  6.625s, 2002 ++++++                                     1,400        1,448,174
 Virginia Resources Authority, 6s, 2017                   2,750        3,021,150
 Virginia Resources Authority, 5.4s, 2018                 1,135        1,182,852
 Virginia Resources Authority, MBIA,
  5.5s, 2019                                              1,600        1,685,904
 Virginia Resources Authority, MBIA,
  5.5s, 2020                                              1,690        1,772,168
 Virginia Resources Authority, 5.75s, 2021                1,335        1,409,186
                                                                    ------------
                                                                    $ 20,616,636
--------------------------------------------------------------------------------
TOTAL MUNICIPAL BONDS (IDENTIFIED COST, $316,483,267)               $334,200,715
--------------------------------------------------------------------------------
Floating Rate Demand Notes - 1.8%
 Burke County, GA, Development Authority,
  Pollution Control Rev. (Georgia Power Co.),
  due 10/01/01                                         $    100     $    100,000
 Cuyahoga County, OH, Hospital Rev. (The
  Cleveland Clinic), due 10/01/01                           100          100,000
 East Baton Rouge Parish, LA, Pollution Control
  Rev. (Exxon Corp.), due 10/01/01                          200          200,000
 Harris County, TX, Hospital Rev. (Methodist
  Hospital), due 10/01/01                                 2,100        2,100,000
 Harris County, TX, Industrial Development Corp.,
  Pollution Control Rev., due 10/01/01                      100          100,000
 Harris County, TX, Industrial Development Corp.,
  Pollution Control Rev. (Shell Oil Co.), due 10/01/01      300          300,000
 Maricopa County, AZ, Pollution Control Rev.
  (Arizona Public Service Co.), due 10/01/01                100          100,000
 Pinellas County, FL, Health Facilities Authority
  Rev., due 10/01/01                                      1,100        1,100,000
 Sevier County, TN, Public Building Authority,
  due 10/03/01                                              585          585,000
 Uinta County, WY, Pollution Control Rev. (Chevron),
  due 10/01/01                                            1,300        1,300,000
 West Baton Rouge Parish, LA, Industrial
  District Rev. (Dow Chemical Co.),
  due 10/01/01                                              100          100,000
--------------------------------------------------------------------------------
TOTAL FLOATING RATE DEMAND NOTES, AT IDENTIFIED COST                $  6,085,000
--------------------------------------------------------------------------------
TOTAL INVESTMENTS (IDENTIFIED COST, $322,568,267)                   $340,285,715

OTHER ASSETS, LESS LIABILITIES - 1.6%                                  5,506,208
--------------------------------------------------------------------------------
NET ASSETS - 100.0%                                                 $345,791,923
--------------------------------------------------------------------------------

SEE PORTFOLIO FOOTNOTES AND NOTES TO FINANCIAL STATEMENTS.

MFS WEST VIRGINIA MUNICIPAL BOND FUND

Municipal Bonds - 97.5%

--------------------------------------------------------------------------------
                                                PRINCIPAL AMOUNT
ISSUER                                             (000 OMITTED)           VALUE
--------------------------------------------------------------------------------
GENERAL OBLIGATION - GENERAL PURPOSE - 15.5%
 Charleston, WV, Public Improvement,
  7.2s, 2009                                           $  1,140     $  1,380,871
 Puerto Rico Public Buildings Authority,
  5.25s, 2021                                             3,115        3,150,386
 State of West Virginia, FGIC, 5.5s, 2017                 2,565        2,669,549
 State of West Virginia, FGIC, 5s, 2021                   4,000        3,920,320
 State of West Virginia, FGIC, 5.25s, 2026                8,000        8,031,920
 State of West Virginia, State Roads, FGIC,
  5.625s, 2019                                            2,000        2,104,740
--------------------------------------------------------------------------------
                                                                    $ 21,257,786
--------------------------------------------------------------------------------
GENERAL OBLIGATIONS - IMPROVEMENT - 4.4%
 Brooke County, WV, Board Of Education,
  FGIC, 5s, 2016                                       $  1,390     $  1,415,771
 Commonwealth of Puerto Rico, RITES,
  MBIA, 9.241s, 2019  +++++                               3,000        3,603,300
 Puerto Rico Municipal Finance Agency,
  RITES, FSA, 8.722s, 2017  +++++                           900        1,020,852
--------------------------------------------------------------------------------
                                                                    $  6,039,923
--------------------------------------------------------------------------------
GENERAL OBLIGATIONS - SCHOOLS - 1.9%
 Jefferson County, WV, Board of Education,
  FGIC, 6.85s, 2009 ++++++                             $  1,680     $  2,013,362
 Monongalia County, WV, Board of Education,
  MBIA, 7s, 2005 ++++++                                     500          565,880
                                                                    ------------
                                                                    $  2,579,242
--------------------------------------------------------------------------------
HEALTH CARE REVENUE - HOSPITALS - 13.3%
 Berkeley County, WV, Building Commission,
  Hospital Rev. (City Hospital), 6.5s, 2022            $  2,500     $  2,521,250
 Kanawha County, WV, Building Commission
  (St. Francis Hospital), 7.5s, 2007 ++++++                 180          202,297
 Monongalia County, WV, Building Commission,
  Health Rev. (Monongalia General Hospital),
  MBIA, 6.625s, 2011                                      1,000        1,028,610
 Ohio County, WV, County Commission Health
  System (Ohio Valley Medical Center),
  5.75s, 2013                                               750          663,052
 Randolph County, WV, Community Health
  System Rev. (Davis Health System, Inc.),
  FSA, 5.2s, 2021                                         1,000          998,710
 West Virginia Hospital Finance Authority
  (Cabell Huntington Hospital), AMBAC,
  6.25s, 2019                                             5,000        5,388,750
 West Virginia Hospital Finance Authority
  (Charleston Area Medical Center),
  6.5s, 2023 ++++++                                       2,000        2,386,520
 West Virginia Hospital Finance Authority
  (Fairmont General Hospital), 6.625s, 2019               2,000        2,001,260
 West Virginia Hospital Finance Authority
  (General Division Medical Building),
  7.25s, 2014                                             2,000        2,107,680
 West Virginia Hospital Finance Authority
  (West Virginia University Hospital),
  AMBAC, 5s, 2018                                         1,000          999,280
                                                                    ------------
                                                                    $ 18,297,409
--------------------------------------------------------------------------------
HEALTH CARE REVENUE - LONG TERM CARE - 2.4%
 Harrison County, WV, Building Commission
  Rev. (Maplewood Retirement), AMBAC,
  5.25s, 2021                                          $  2,625     $  2,630,617
 Monongalia County, WV, Health Facilities
  Rev. (Beverly Enterprises, Inc.),
  5.625s, 2003                                              125          125,298
 Monongalia County, WV, Health Facilities
  Rev. (Beverly Enterprises, Inc.),
  5.875s, 2007                                              500          480,900
                                                                    ------------
                                                                    $  3,236,815
--------------------------------------------------------------------------------
INDUSTRIAL REVENUE - CHEMICALS - 1.5%
 Kanawha County, WV, Pollution Control Rev.
  (Union Carbide Corp.), 8s, 2020                      $  2,000     $  2,027,060
--------------------------------------------------------------------------------
INDUSTRIAL REVENUE - OTHER - 2.1%
 South Charleston, WV, Pollution Control Rev.
  (Union Carbide Corp.), 7.625s, 2005                  $  2,500     $  2,830,825
--------------------------------------------------------------------------------
INDUSTRIAL REVENUE - PAPER - 1.5%
 Braxton County, WV, Solid Waste Disposal
  (Weyerhaeuser Co.), 6.5s, 2025                       $  2,000     $  2,085,840
--------------------------------------------------------------------------------
INDUSTRIAL REVENUE - RETAIL - 3.0%
 Kanawha County, WV, Commercial
  Development Rev. (Kroger Co.), 8s, 2011              $  1,000     $  1,038,800
 Kanawha County, WV, Commercial
  Development Rev. (May Department Stores
  Co.), 6.5s, 2003                                        3,000        3,138,870
                                                                    ------------
                                                                    $  4,177,670
--------------------------------------------------------------------------------
MULTI-FAMILY HOUSING REVENUE - 0.9%
 Huntington, WV, Housing Corp., FNMA,
  7.5s, 2024                                           $    800     $    825,080
 Webster County, WV, Housing Development
  Rev. (Circlebrook), FHA, 6.35s, 2008                      370          387,242
                                                                    ------------
                                                                    $  1,212,322
--------------------------------------------------------------------------------
PARKING - 1.0%
 West Virginia Economic Development, Auto
  Lease Rev. (Capitol Parking Garage),
  AMBAC, 5.8s, 2020                                    $  1,260     $  1,342,782
--------------------------------------------------------------------------------
SALES AND EXCISE TAX REVENUE - 0.4%
 Virgin Islands Public Finance Authority,
  5.625s, 2025                                         $    500     $    507,305
--------------------------------------------------------------------------------
SINGLE FAMILY HOUSING REVENUE - LOCAL - 0.8%
 Berkeley County, WV, Residential Mortgage
  Rev., 7.875s, 2012                                   $    115     $    116,607
 Charles Town, WV, Residential Mortgage
  Rev., 6.2s, 2011                                          380          386,331
 Mason County, WV, 0s, 2014                               1,700          654,466
                                                                    ------------
                                                                    $  1,157,404
--------------------------------------------------------------------------------
SINGLE FAMILY HOUSING REVENUE - STATE - 1.4%
 West Virginia Housing Development Fund,
  7.2s, 2020                                           $    915     $    948,892
 West Virginia Housing Development Fund,
  5.3s, 2023                                              1,000        1,002,350
                                                                    ------------
                                                                    $  1,951,242
--------------------------------------------------------------------------------
STATE AND LOCAL APPROPRIATION - 13.5%
 Huntington, WV, Municipal Development
  Authority Rev., MBIA, 5.1s, 2018                     $  1,740     $  1,761,733
 West Virginia Building Commission, Lease
  Rev. (West Virginia Regional Jail), MBIA,
  0s, 2007 ++++++                                         3,150        2,537,451
 West Virginia Building Commission, Lease
  Rev. (West Virginia Regional Jail), MBIA,
  0s, 2008 ++++++                                         3,050        2,331,938

                                       32

--------------------------------------------------------------------------------
                                                PRINCIPAL AMOUNT
ISSUER                                             (000 OMITTED)           VALUE
--------------------------------------------------------------------------------
 West Virginia Building Commission, Lease
  Rev. (West Virginia Regional Jail), MBIA,
  0s, 2009 ++++++                                      $  1,000     $    725,320
 West Virginia Building Commission, RITES,
  AMBAC, 8.107s, 2018 +++++                               4,520        5,081,836
 West Virginia Building Commission, RITES,
  AMBAC, 8.107s, 2018 +++++                               1,250        1,408,250
 West Virginia Parkways, Economic
  Development & Tourism Authority, FGIC,
  0s, 2006 ++++++                                         2,500        2,116,600
 West Virginia School Building Authority,
  Refunding Capital Improvement, OBO, FSA,
  5.25s, 2021                                             2,550        2,570,833
                                                                    ------------
                                                                    $ 18,533,961
--------------------------------------------------------------------------------
TURNPIKE REVENUE - 5.2%
 West Virginia Parkways, Economic
  Development & Tourism Authority, FGIC,
  0s, 2005 ++++++                                      $  2,250     $  1,990,462
 West Virginia Parkways, Economic
  Development & Tourism Authority, FGIC,
  0s, 2007 ++++++                                         2,000        1,611,080
 West Virginia Parkways, Economic
  Development & Tourism Authority, FGIC,
  0s, 2008 ++++++                                           610          466,388
 West Virginia Parkways, Economic
  Development & Tourism Authority, FGIC,
  5.831s, 2019                                            3,000        3,108,360
                                                                    ------------
                                                                    $  7,176,290
--------------------------------------------------------------------------------
UNIVERSITIES - COLLEGES - 5.6%
 Puerto Rico Industrial Tourist Educational
  (University Plaza), MBIA, 5s, 2021                   $  1,270     $  1,274,572
 West Virginia Department of Higher Education
  (Marshall University), FGIC, 5.25s, 2019                1,680        1,704,377
 West Virginia University Rev., University
  Systems (Marshall University), FGIC,
  6s, 2020                                                2,705        2,920,345
 West Virginia University Rev., University
  Systems (West Virginia University), MBIA,
  5.5s, 2020                                              1,700        1,816,705
                                                                    ------------
                                                                    $  7,715,999
--------------------------------------------------------------------------------
UNIVERSITIES - DORMATORIES - 1.4%
 West Virgina University Rev. (West Virginia
  Dormitory), AMBAC, 5s, 2022                          $  2,000     $  1,967,100
--------------------------------------------------------------------------------
UTILITIES - INVESTOR OWNED - 11.7%
 Marshall County, WV, Pollution Control Rev.
  (Ohio Power Co.), 6.85s, 2022                        $  2,000     $  2,067,760
 Marshall County, WV, Pollution Control Rev.
  (Ohio Power Co.), MBIA, 6.85s, 2022                     3,150        3,298,743
 Mason County, WV, Pollution Control Rev.
  (Appalachian Power Co.), MBIA, 6.6s, 2022               7,000        7,408,870
 Putnam County, WV, Pollution Control Rev.
  (Applachian Power Co.), MBIA, 6.6s, 2019                3,200        3,356,128
                                                                    ------------
                                                                    $ 16,131,501
--------------------------------------------------------------------------------
WATER AND SEWER UTILITY REVENUE - 10.0%
 Beckley, WV, Industrial Development Rev.
  (Beckley Water Co.), 7s, 2017                        $  2,000     $  2,079,580
 Charleston, WV, Sewer Rev., MBIA, 6.5s, 2017             2,260        2,403,375
 West Virginia Water Development Authority,
  7.1s, 2009 ++++++                                         185          214,452
 West Virginia Water Development Authority,
  FSA, 5s, 2018                                           1,270        1,273,429
 West Virginia Water Development Authority,
  AMBAC, 6.25s, 2020                                      1,000        1,095,050
 West Virginia Water Development Authority,
  FSA, 6.2s, 2024                                         3,000        3,294,720
 West Virginia Water Development Authority,
  FSA, 5.25s, 2035                                        2,000        1,991,100
 West Virginia Water Development Authority,
  Infrastructure Rev., FSA, 5.5s, 2018                      390          407,234
 West Virginia Water Development Authority,
  Infrastructure Rev., FSA, 5.5s, 2019                      895          930,585
                                                                    ------------
                                                                    $ 13,689,525
--------------------------------------------------------------------------------
TOTAL MUNICIPAL BONDS (IDENTIFIED COST, $124,800,957)               $133,918,001
--------------------------------------------------------------------------------

Floating Rate Demand Notes - 0.8%
--------------------------------------------------------------------------------
 Harris County, TX, Industrial
  Development Corp. (Shell Oil Co.),
  due 10/01/01                                         $    100     $    100,000
 Lincoln County, WY, Pollution Control Rev.
  (Exxon), due 10/01/01                                     100          100,000
 New York City Municipal Water Finance
  Authority, due 10/01/01                                   300          300,000
 Pinellas County, FL, Health Facility Authority,
  due 10/01/01                                              200          200,000
 Sevier County, TN, Public Building Authority,
  due 10/03/01                                              400          400,000
--------------------------------------------------------------------------------
TOTAL FLOATING RATE DEMAND NOTES, AT IDENTIFIED COST                $  1,100,000
--------------------------------------------------------------------------------
TOTAL INVESTMENTS (IDENTIFIED COST, $125,900,957)                   $135,018,001

Other Assets, Less Liabilities - 1.7%                                  2,276,606
--------------------------------------------------------------------------------
NET ASSETS - 100.0%                                                 $137,294,607
--------------------------------------------------------------------------------

SEE PORTFOLIO FOOTNOTES AND NOTES TO FINANCIAL STATEMENTS.

PORTFOLIO FOOTNOTES:

  ++++Inverse floating rate security.

++++++Refunded bond.

     +Restricted security.

   ###Security segregated as collateral for an open futures contract.

FINANCIAL STATEMENTS

Statements of Assets and Liabilities (Unaudited)

---------------------------------------------------------------------------------------------------------------------------
                                                            MISSISSIPPI         NEW YORK    NORTH CAROLINA     PENNSYLVANIA
SEPTEMBER 30, 2001                                                 FUND             FUND              FUND             FUND
---------------------------------------------------------------------------------------------------------------------------
ASSETS:
   Investments -
     Identified cost                                    $    77,603,817  $   154,259,365   $   362,115,911  $    63,881,645
     Unrealized appreciation                                  4,240,306       12,189,993        23,049,838        3,240,427
                                                        ---------------  ---------------   ---------------  ---------------
        Total, at value                                 $    81,844,123  $   166,449,358   $   385,165,749  $    67,122,072
   Cash                                                             194           51,777            36,840           78,038
   Receivable for daily variation margin on open
     future contracts                                             5,469            1,562                --               --
   Receivable for investments sold                              515,126               --         8,460,323           15,000
   Receivable for fund shares sold                              182,758          268,037           685,453        1,528,138
   Interest receivable                                        1,354,791        2,639,339         6,283,416          945,061
   Other assets                                                     504              969             2,823              453
                                                        ---------------  ---------------   ---------------  ---------------
        Total assets                                    $    83,902,965  $   169,411,042   $   400,634,604  $    69,688,762
                                                        ---------------  ---------------   ---------------  ---------------
LIABILITIES:
   Distributions payable                                $       175,640  $       230,916   $       591,731  $       105,209
   Payable for daily variation margin on open futures
     contracts                                                       --               --                --            1,406
   Payable for investments purchased                                 --               --         4,653,055        1,879,084
   Payable for fund shares reacquired                            29,875           21,112           315,857           14,994
   Payable to affiliates -
     Management fee                                               2,411            4,872            11,389            1,941
     Shareholder servicing agent fee                                689            1,392             3,254               --
     Distribution and service fee                                 1,915            5,912            15,942            6,175
   Accrued expenses and other liabilities                        76,599          101,498           132,041               --
                                                        ---------------  ---------------   ---------------  ---------------
        Total liabilities                               $       287,129  $       365,702   $     5,723,269  $     2,008,809
                                                        ---------------  ---------------   ---------------  ---------------
NET ASSETS                                              $    83,615,836  $   169,045,340   $   394,911,335  $    67,679,953
                                                        ---------------  ---------------   ---------------  ---------------
NET ASSETS CONSIST OF:
   Paid-in capital                                      $    81,349,291  $   157,456,799   $   373,646,500  $    66,193,385
   Unrealized appreciation on investments                     4,227,103       12,188,549        23,049,838        3,245,773
   Accumulated net realized loss on investments              (2,096,659)        (450,801)       (1,395,532)      (1,773,970
   Accumulated undistributed (distributions in excess
     of) net investment income                                  136,101         (149,207)         (389,471)          14,765
                                                        ---------------  ---------------   ---------------  ---------------
        Total                                           $    83,615,836  $   169,045,340   $   394,911,335  $    67,679,953
                                                        ---------------  ---------------   ---------------  ---------------
SHARES OF BENEFICIAL INTEREST OUTSTANDING:
   Class A                                                    7,305,780       11,589,929        25,904,699        4,232,166
   Class B                                                    1,172,697        2,674,159         5,268,254        2,560,609
   Class C                                                           --          849,825         1,849,481               --
                                                        ---------------  ---------------   ---------------  ---------------
        Total shares of beneficial interest
          outstanding                                         8,478,477       15,113,913        33,022,434        6,792,775
                                                        ---------------  ---------------   ---------------  ---------------
NET ASSETS:
   Class A                                              $    72,039,683  $   129,650,923   $   309,860,064  $    42,125,582
   Class B                                                   11,576,153       29,896,967        62,953,807       25,554,371
   Class C                                                           --        9,497,450        22,097,464               --
                                                        ---------------  ---------------   ---------------  ---------------
        Total net assets                                $    83,615,836  $   169,045,340   $   394,911,335  $    67,679,953
                                                        ---------------  ---------------   ---------------  ---------------
CLASS A SHARES:
   NET ASSET VALUE PER SHARE
     (net assets Divided by shares of beneficial
        interest outstanding)                           $          9.86  $         11.19   $         11.96  $          9.95
                                                        ---------------  ---------------   ---------------  ---------------
   OFFERING PRICE PER SHARE (100 Divided byO 95.25
      OF NET ASSET VALUE PER SHARE)                     $         10.35  $         11.75   $         12.56  $         10.45
                                                        ---------------  ---------------   ---------------  ---------------
CLASS B SHARES:
   NET ASSET VALUE AND OFFERING PRICE PER SHARE
     (net assets Divided by shares of beneficial
        interest outstanding)                           $          9.87  $         11.18   $         11.95  $          9.98
                                                        ---------------  ---------------   ---------------  ---------------
CLASS C SHARES:
   NET ASSET VALUE AND OFFERING PRICE PER SHARE
     (net assets Divided by shares of beneficial
        interest outstanding)                                        --  $         11.18   $         11.95               --
                                                        ---------------  ---------------   ---------------  ---------------

SEE NOTES TO FINANCIAL STATEMENTS.

                                       34

--------------------------------------------------------------------------------------------------------------------------
SEPTEMBER 30, 2001                                        SOUTH CAROLINA        TENNESSEE        VIRGINIA    WEST VIRGINIA
                                                                    FUND             FUND            FUND             FUND
--------------------------------------------------------------------------------------------------------------------------
ASSETS:
   Investments -
     Identified cost                                      $  148,658,138  $   119,694,897  $  322,568,267   $  125,900,957
     Unrealized appreciation                                  10,700,676        7,545,988      17,717,448        9,117,044
                                                          --------------  ---------------  --------------   --------------
        Total, at value                                   $  159,358,814  $   127,240,885  $  340,285,715   $  135,018,001
   Cash                                                           93,034           18,366          68,092           97,380
   Receivable for daily variation margin on open
     futures contracts                                             4,375            6,563              --               --
   Receivable for investments sold                                    --          401,723       2,945,844           45,000
   Receivable for fund shares sold                               270,644          453,296         286,774          117,657
   Interest receivable                                         2,353,516        1,685,288       5,253,040        2,482,507
   Other assets                                                    1,168              837           2,695              962
                                                          --------------  ---------------  --------------   --------------
        Total assets                                      $  162,081,551  $   129,806,958  $  348,842,160   $  137,761,507
                                                          --------------  ---------------  --------------   --------------
LIABILITIES:
   Distributions payable                                  $      256,660  $       208,524  $      646,060   $      202,172
   Payable for daily variation margin on open futures
     contracts                                                        --               --           2,344               --
   Payable for investments purchased                           1,083,540        1,628,809       1,329,979               --
   Payable for fund shares reacquired                             14,366          190,262       1,010,257          152,729
   Payable to affiliates -
     Management fee                                                4,631            3,685           9,996            3,962
     Shareholder servicing agent fee                               1,323            1,052           2,856            1,132
     Distribution and service fee                                  6,549            5,129          12,134            4,874
   Accrued expenses and other liabilities                         76,736           94,974          36,611          102,031
                                                          --------------  ---------------  --------------   --------------
        Total liabilities                                 $    1,443,805  $     2,132,435  $    3,050,237   $      466,900
                                                          --------------  ---------------  --------------   --------------
NET ASSETS                                                $  160,637,746  $   127,674,523  $  345,791,923   $  137,294,607
                                                          --------------  ---------------  --------------   --------------
NET ASSETS CONSIST OF:
   Paid-in capital                                        $  152,389,324  $   120,955,920  $  333,673,832   $  131,645,652
   Unrealized appreciation on investments                     10,690,232        7,530,709      17,722,103        9,117,044
   Accumulated net realized loss on investments               (2,795,701)        (828,283)     (4,754,836)      (3,001,125
   Accumulated undistributed (distributions in excess
     of) net investment income                                   353,891           16,177        (849,176)        (466,964)
                                                          --------------  ---------------  --------------   --------------
        Total                                             $  160,637,746  $   127,674,523  $  345,791,923   $  137,294,607
                                                          --------------  ---------------  --------------   --------------
SHARES OF BENEFICIAL INTEREST OUTSTANDING:
   Class A                                                    10,179,015        9,439,789      26,856,364       10,413,893
   Class B                                                     2,930,614        2,526,543       2,704,059        1,459,177
   Class C                                                            --               --         803,167               --
                                                          --------------  ---------------  --------------   --------------
        Total shares of beneficial interest outstanding       13,109,629       11,966,332      30,363,590       11,873,070
                                                          --------------  ---------------  --------------   --------------
NET ASSETS:
   Class A                                                $  124,745,512  $   100,730,627  $  305,872,090   $  120,427,703
   Class B                                                    35,892,234       26,943,896      30,774,008       16,866,904
   Class C                                                            --               --       9,145,825               --
                                                          --------------  ---------------  --------------   --------------
        Total net assets                                  $  160,637,746  $   127,674,523  $  345,791,923   $  137,294,607
                                                          --------------  ---------------  --------------   --------------
CLASS A SHARES:
   NET ASSET VALUE PER SHARE
     (net assets Divided by shares of beneficial
        interest outstanding)                             $        12.26  $         10.67  $        11.39   $        11.56
                                                          --------------  ---------------  --------------   --------------
   OFFERING PRICE PER SHARE (100 Divided by
     95.25 OF NET ASSET VALUE PER SHARE)                  $        12.87  $         11.20  $        11.96   $        12.14
                                                          --------------  ---------------  --------------   --------------
CLASS B SHARES:
   NET ASSET VALUE AND OFFERING PRICE PER SHARE
     (net assets Divided by shares of beneficial
        interest outstanding)                             $        12.25  $         10.66  $        11.38   $        11.56
                                                          --------------  ---------------  --------------   --------------
CLASS C SHARES:
   NET ASSET VALUE AND OFFERING PRICE PER SHARE
     (net assets Divided by shares of beneficial
        interest outstanding)                                         --               --  $        11.39               --
                                                          --------------  ---------------  --------------   --------------

On sales of $100,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares.

SEE NOTES TO FINANCIAL STATEMENTS.

Statements of Operations (Unaudited)

---------------------------------------------------------------------------------------------------------------------------
                                                          MISSISSIPPI          NEW YORK    NORTH CAROLINA      PENNSYLVANIA
SIX MONTHS ENDED SEPTEMBER 30, 2001                              FUND              FUND              FUND              FUND
---------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME:
   Interest income                                    $     2,295,428   $     4,662,866   $    11,165,615   $     1,579,716
                                                      ---------------   ---------------   ---------------   ---------------
   Expenses -
     Management fee                                   $       222,744   $       453,671   $     1,075,606   $       164,951
     Trustees' compensation                                     9,161             6,890             9,389             9,149
     Shareholder servicing agent fee                           40,593            82,673           195,974            29,828
     Distribution and service fee (Class A)                        --           160,721           540,711                --
     Distribution and service fee (Class B)                    45,459           137,922           312,262            92,777
     Distribution and service fee (Class C)                        --            45,927           102,596                --
     Administrative fee                                         5,426            11,066            26,359             3,986
     Custodian fee                                             21,032            39,499            97,603            13,909
     Printing                                                   3,653            14,194            17,114             9,781
     Postage                                                    2,240             7,335             5,097             1,865
     Auditing fees                                             15,532            15,541            15,566            15,529
     Legal fees                                                 9,958            27,225             8,913            10,571
     Miscellaneous                                             29,126            85,617            66,425            23,355
                                                      ---------------   ---------------   ---------------   ---------------
          Total expenses                              $       404,924   $     1,088,281   $     2,473,615   $       375,701
     Fees paid indirectly                                      (3,651)           (6,256)          (11,062)           (3,275)
     Reduction of expenses by investment adviser              (80,669)         (164,314)         (389,695)         (174,356)
                                                      ---------------   ---------------   ---------------   ---------------
          Net expenses                                $       320,604   $       917,711   $     2,072,858   $       198,070
                                                      ---------------   ---------------   ---------------   ---------------
             Net investment income                    $     1,974,824   $     3,745,155   $     9,092,757   $     1,381,646
                                                      ---------------   ---------------   ---------------   ---------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) (identified cost basis) -
     Investment transactions                          $      (139,924)  $      (188,351)  $       510,547   $        (3,868)
     Futures contracts                                        200,903            58,056           (36,309)          (72,195)
                                                      ---------------   ---------------   ---------------   ---------------
          Net realized gain (loss) on investments     $        60,979   $      (130,295)  $       474,238   $       (76,063)
                                                      ---------------   ---------------   ---------------   ---------------
   Change in unrealized appreciation (depreciation) -
     Investments                                      $       730,784   $     1,024,547   $     1,758,595   $       781,996
     Futures contracts                                        (38,542)           (9,725)          (10,312)            5,346
                                                      ---------------   ---------------   ---------------   ---------------
          Net unrealized gain on investments          $       692,242   $     1,014,822   $     1,748,283   $       787,342
                                                      ---------------   ---------------   ---------------   ---------------
             Net realized and unrealized gain on
               investments                            $       753,221   $       884,527   $     2,222,521   $       711,279
                                                      ---------------   ---------------   ---------------   ---------------
                 Increase in net assets from
                   operations                         $     2,728,045   $     4,629,682   $    11,315,278   $     2,092,925
                                                      ---------------   ---------------   ---------------   ---------------

SEE NOTES TO FINANCIAL STATEMENTS.

                                       36

---------------------------------------------------------------------------------------------------------------------------
                                                         SOUTH CAROLINA        TENNESSEE         VIRGINIA     WEST VIRGINIA
SIX MONTHS ENDED SEPTEMBER 30, 2001                                FUND             FUND             FUND              FUND
---------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME:
   INTEREST INCOME                                       $    4,522,744   $    3,493,042   $    9,862,494   $     3,975,303
                                                         --------------   --------------   --------------   ---------------
   Expenses -
     Management fee                                      $      428,292   $      341,334   $      948,034   $       372,840
     Trustees' compensation                                       9,329            9,065            9,234             9,275
     Shareholder servicing agent fee                             78,046           62,198          172,730            67,933
     Distribution and service fee (Class A)                     212,438          173,570          535,727           208,405
     Distribution and service fee (Class B)                     173,500          126,073          155,577            83,879
     Distribution and service fee (Class C)                          --               --           41,066                --
     Administrative fee                                          10,449            5,108           23,168             9,133
     Custodian fee                                               37,154           29,228           37,008            31,505
     Printing                                                     7,023           12,150           41,639            16,722
     Postage                                                      2,580            2,161            5,688             2,001
     Auditing fees                                               15,540           15,536           15,561            15,281
     Legal fees                                                     421            8,439            9,422             8,880
     Miscellaneous                                               16,227           27,016               --            28,652
                                                         --------------   --------------   --------------   ---------------
        Total expenses                                   $      990,999   $      811,878   $    1,994,854   $       854,506
     Fees paid indirectly                                       (10,106)          (4,094)         (14,718)           (4,601)
     Reduction of expenses by investment adviser               (155,129)        (123,638)        (343,481)         (135,077)
                                                         --------------   --------------   --------------   ---------------
        Net expenses                                     $      825,764   $      684,146   $    1,636,655   $       714,828
                                                         --------------   --------------   --------------   ---------------
          Net investment income                          $    3,696,980   $    2,808,896   $    8,225,839   $     3,260,475
                                                         --------------   --------------   --------------   ---------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) (identified cost basis) -
     Investment transactions                             $      159,978   $     (157,350)  $     (523,226)  $        16,730
     Futures contracts                                          128,408          216,998         (353,634)         (100,438)
                                                         --------------   --------------   --------------   ---------------
          Net realized gain (loss) on investments        $      288,386   $       59,648   $     (876,860)  $       (83,708)
                                                         --------------   --------------   --------------   ---------------
   Change in unrealized appreciation (depreciation) -
     Investments                                         $    1,042,909   $    1,079,139   $    1,771,629   $     1,454,433
     Futures contracts                                          (10,444)         (52,793)           4,655                --
                                                         --------------   --------------   --------------   ---------------
          Net unrealized gain on investments             $    1,032,465   $    1,026,346   $    1,776,284   $     1,454,433
                                                         --------------   --------------   --------------   ---------------
             Net realized and unrealized gain on
               investments                               $    1,320,851   $    1,085,994   $      899,424   $     1,370,725
                                                         --------------   --------------   --------------   ---------------
                Increase in net assets from operations   $    5,017,831   $    3,894,890   $    9,125,263   $     4,631,200
                                                         --------------   --------------   --------------   ---------------

SEE NOTES TO FINANCIAL STATEMENTS.

Statements of Changes in Net Assets (Unaudited)

---------------------------------------------------------------------------------------------------------------------------
                                                            MISSISSIPPI         NEW YORK    NORTH CAROLINA     PENNSYLVANIA
SIX MONTHS ENDED SEPTEMBER 30, 2001                                FUND             FUND              FUND             FUND
---------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
From operations -
   Net investment income                                $     1,974,824  $     3,745,155  $      9,092,757 $      1,381,646
   Net realized gain (loss) on investments                       60,979         (130,295)          474,238          (76,063)
   Net unrealized gain on investments                           692,242        1,014,822         1,748,283          787,342
                                                        ---------------  ---------------- ---------------- ----------------
     Increase in net assets from operations             $     2,728,045  $     4,629,682  $     11,315,278 $      2,092,925
                                                        ---------------  ---------------- ---------------- ----------------
Distributions declared to shareholders -
   From net investment income (Class A)                 $    (1,781,081) $    (3,160,993) $     (7,432,954)$       (935,929)
   From net investment income (Class B)                        (248,771)        (574,798)       (1,300,204)        (463,641)
   From net investment income (Class C)                              --         (191,920)         (426,434)              --
                                                        ---------------  ---------------- ---------------- ----------------
          Total distributions declared to shareholders  $    (2,029,852) $    (3,927,711) $     (9,159,592)$     (1,399,570)
                                                        ---------------  ---------------- ---------------- ----------------
Fund share (principal) transactions -
   Net proceeds from sale of shares                     $     6,671,935  $    17,636,971  $     17,512,040 $     16,195,837
   Net asset value of shares issued to shareholders
     in reinvestment of distributions                           944,484        2,356,869         5,240,568          792,550
   Cost of shares reacquired                                 (3,142,533)     (12,073,174)      (17,991,895)      (4,671,067)
                                                        ---------------  ---------------- ---------------- ----------------
   Net increase in net assets from
     fund share transactions                            $     4,473,886  $     7,920,666  $      4,760,713 $     12,317,320
                                                        ---------------  ---------------- ---------------- ----------------
          Total increase in net assets                  $     5,172,079  $     8,622,637  $      6,916,399 $     13,010,675
                                                        ---------------  ---------------- ---------------- ----------------
NET ASSETS:
   At beginning of period                                    78,443,757      160,422,703       387,994,936       54,669,278
                                                        ---------------  ---------------- ---------------- ----------------
   At end of period                                     $    83,615,836  $   169,045,340  $    394,911,335 $     67,679,953
                                                        ---------------  ---------------- ---------------- ----------------
ACCUMULATED UNDISTRIBUTED (DISTRIBUTIONS IN EXCESS OF)
   NET INVESTMENT INCOME INCLUDED IN NET ASSETS AT END
   OF PERIOD                                            $       136,101  $      (149,207) $       (389,471)$         14,765
                                                        ---------------  ---------------- ---------------- ----------------

SEE NOTES TO FINANCIAL STATEMENTS.

                                       38

--------------------------------------------------------------------------------------------------------------------------
                                                         SOUTH CAROLINA        TENNESSEE         VIRGINIA    WEST VIRGINIA
SIX MONTHS ENDED SEPTEMBER 30, 2001                                FUND             FUND             FUND             FUND
--------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
From operations-
   Net investment income                                $     3,696,980  $     2,808,896  $     8,225,839  $     3,260,475
   Net realized gain (loss) on investments                      288,386           59,648         (876,860)         (83,708)
   Net unrealized gain on investments                         1,032,465        1,026,346        1,776,284        1,454,433
                                                        ---------------  ---------------  ---------------  ---------------
     Increase in net assets from operations             $     5,017,831  $     3,894,890  $     9,125,263  $     4,631,200
                                                        ---------------  ---------------  ---------------  ---------------
Distributions declared to shareholders -
   From net investment income (Class A)                 $    (2,932,866) $    (2,334,032) $    (7,325,086) $    (2,888,985)
   From net investment income (Class B)                        (725,309)        (510,511)        (643,395)        (352,184)
   From net investment income (Class C)                              --               --         (169,235)              --
                                                        ---------------  ---------------  ---------------  ---------------
          Total distributions declared to shareholders  $    (3,658,175) $    (2,844,543) $    (8,137,716) $    (3,241,169)
                                                        ---------------  ---------------  ---------------  ---------------
Fund share (principal) transactions -
   Net proceeds from sale of shares                     $    10,476,749  $     8,629,428  $    14,273,003  $     3,821,535
   Net asset value of shares issued to shareholders
     in reinvestment of distributions                         1,914,432        1,447,494        4,092,045        1,875,760
   Cost of shares reacquired                                 (6,943,834)      (6,206,033)     (14,978,120)      (4,825,120)
                                                        ---------------  ---------------  ---------------  ---------------
   Net increase in net assets from
     fund share transactions                            $     5,447,347  $     3,870,889  $     3,386,928  $       872,175
                                                        ---------------  ---------------  ---------------  ---------------
          Total increase in net assets                  $     6,807,003  $     4,921,236  $     4,374,475  $     2,262,206
                                                        ---------------  ---------------  ---------------  ---------------
NET ASSETS:
   At beginning of period                                   153,830,743      122,753,287      341,417,448      135,032,401
                                                        ---------------  ---------------  ---------------  ---------------
   At end of period                                     $   160,637,746  $   127,674,523  $   345,791,923  $   137,294,607
                                                        ---------------  ---------------  ---------------  ---------------
ACCUMULATED UNDISTRIBUTED (DISTRIBUTIONS IN EXCESS OF)
   NETINVESTMENT INCOME INCLUDED IN NET ASSETS AT END
   OF PERIOD                                            $       353,891  $        16,177  $      (849,176) $      (466,964)
                                                        ---------------  ---------------  ---------------  ---------------

SEE NOTES TO FINANCIAL STATEMENTS.

                                       39

-------------------------------------------------------------------------------------------------------------------------
                                                              MISSISSIPPI        NEW YORK  NORTH CAROLINA    PENNSYLVANIA
YEAR ENDED MARCH 31, 2001                                            FUND            FUND            FUND            FUND
-------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
From operations -
   Net investment income                                   $    3,881,785  $    6,161,506  $   18,212,725  $    2,250,255
   Net realized gain (loss) on investments                        765,960         932,095      (1,097,678)       (114,464)
   Net unrealized gain on investments                           2,400,828       7,106,123      18,468,010       2,502,751
                                                           --------------  --------------  --------------  --------------
     Increase in net assets from operations                $    7,048,573  $   14,199,724  $   35,583,057  $    4,638,542
                                                           --------------  --------------  --------------  --------------
Distributions declared to shareholders -
   From net investment income (Class A)                    $   (3,415,941) $   (5,230,765) $  (15,268,069) $   (1,460,915)
   From net investment income (Class B)                          (473,906)       (927,396)     (2,233,516)       (799,660)
   From net investment income (Class C)                                --         (19,455)       (711,140)             --
   In excess of net investment income (Class A)                        --         (61,532)       (154,057)             --
   In excess of net investment income (Class B)                        --         (10,909)        (22,536)             --
   In excess of net investment income (Class C)                        --            (229)         (7,175)             --
                                                           --------------  --------------  --------------  --------------
          Total distributions declared to shareholders     $   (3,889,847) $   (6,250,286) $  (18,396,493) $   (2,260,575)
                                                           --------------  --------------  --------------  --------------
Fund share (principal) transactions -
   Net proceeds from sale of shares                        $    7,680,640  $   50,456,017  $   35,193,058  $   14,477,989
   Net asset value of shares issued to shareholders
     in reinvestment of distributions                           1,788,497       3,576,542      10,451,035       1,245,192
   Cost of shares reacquired                                  (11,143,168)    (23,186,611)    (48,459,733)     (6,422,161)
                                                           --------------  --------------  --------------  --------------
   Net increase (decrease) in net assets from
     fund share transactions                               $   (1,674,031) $   30,845,948  $   (2,815,640) $    9,301,020
                                                           --------------  --------------  --------------  --------------
          Total increase in net assets                     $    1,484,695  $   38,795,386  $   14,370,924  $   11,678,987
                                                           --------------  --------------  --------------  --------------
NET ASSETS:
   At beginning of period                                      76,959,062     121,627,317     373,624,012      42,990,291
                                                           --------------  --------------  --------------  --------------
   At end of period                                        $   78,443,757  $  160,422,703  $  387,994,936  $   54,669,278
                                                           --------------  --------------  --------------  --------------
ACCUMULATED UNDISTRIBUTED (DISTRIBUTIONS IN EXCESS OF)
   NET INVESTMENT INCOME INCLUDED IN NET ASSETS AT END
   OF PERIOD                                               $      191,129  $       33,349  $     (322,636) $       32,689
                                                           --------------  --------------  --------------  --------------

SEE NOTES TO FINANCIAL STATEMENTS.

                                       40

-------------------------------------------------------------------------------------------------------------------------
                                                          SOUTH CAROLINA        TENNESSEE        VIRGINIA   WEST VIRGINIA
YEAR ENDED MARCH 31, 2001                                           FUND             FUND            FUND            FUND
-------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
From operations -
   Net investment income                                  $    7,451,555   $    5,738,043   $  16,896,362  $    6,612,569
   Net realized loss on investments                           (2,100,226)        (295,392)     (2,739,563)       (267,220)
   Net unrealized gain on investments                          8,907,150        5,893,265      16,284,746       6,011,694
                                                          --------------   --------------   -------------  --------------
     Increase in net assets from operations               $   14,258,479   $   11,335,916   $  30,441,545  $   12,357,043
                                                          --------------   --------------   -------------  --------------
Distributions declared to shareholders -
   From net investment income (Class A)                   $   (5,887,511)  $   (4,835,660)  $ (15,376,462) $   (5,916,387)
   From net investment income (Class B)                       (1,344,024)        (922,568)     (1,273,008)       (670,090)
   From net investment income (Class C)                               --               --        (246,892)             --
   In excess of net investment income (Class A)                       --               --        (119,840)             --
   In excess of net investment income (Class B)                       --               --          (9,921)             --
   In excess of net investment income (Class C)                       --               --          (1,924)             --
                                                          --------------   --------------   -------------  --------------
          Total distributions declared to shareholders    $   (7,231,535)  $   (5,758,228)  $ (17,028,047) $   (6,586,477)
                                                          --------------   --------------   -------------  --------------
Fund share (principal) transactions -
   Net proceeds from sale of shares                       $   13,770,153   $    8,840,873   $  20,812,587  $    6,008,859
   Net asset value of shares issued to shareholders
     in reinvestment of distributions                          3,754,522        2,824,589       8,509,167       3,676,896
   Cost of shares reacquired                                 (23,316,793)     (16,061,610)    (47,738,555)    (12,324,978)
                                                          --------------   --------------   -------------  --------------
   Net  decrease in net assets from
     fund share transactions                              $   (5,792,118)  $   (4,396,148)  $ (18,416,801) $   (2,639,223)
                                                          --------------   --------------   -------------  --------------
          Total increase (decrease) in net assets         $    1,234,826   $    1,181,540   $  (5,003,303) $    3,131,343
                                                          --------------   --------------   -------------  --------------
NET ASSETS:
   At beginning of period                                    152,595,917      121,571,747     346,420,751     131,901,058
                                                          --------------   --------------   -------------  --------------
   At end of period                                       $  153,830,743   $  122,753,287   $ 341,417,448  $  135,032,401
                                                          --------------   --------------   -------------  --------------
ACCUMULATED UNDISTRIBUTED (DISTRIBUTIONS IN EXCESS OF)
   NET INVESTMENT INCOME INCLUDED IN NET ASSETS AT END
   OF PERIOD                                              $      315,086   $       51,824   $    (937,299) $     (486,270)
                                                          --------------   --------------   -------------  --------------

SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS

------------------------------------------------------------------------------------------------------------------------------------
                                                         MISSISSIPPI FUND
------------------------------------------------------------------------------------------------------------------------------------
                                                         SIX MONTHS ENDED
                                                       SEPTEMBER 30, 2001                      YEAR ENDED MARCH 31,
                                                                              --------------------------------------------------
                                                               (UNAUDITED)      2001       2000       1999       1998       1997
------------------------------------------------------------------------------------------------------------------------------------
                                                                  CLASS A
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD):
Net asset value - beginning of period                            $   9.78   $   9.37   $   9.93   $   9.88   $   9.35    $   9.35
                                                                 --------   --------   --------   --------   --------    --------
Income from investment operations# -
  Net investment income**                                        $   0.24   $   0.50   $   0.50   $   0.49   $   0.49    $   0.48
  Net realized and unrealized gain (loss) on
    investments                                                      0.09       0.41      (0.56)      0.06       0.52        0.00+++
                                                                 --------   --------   --------   --------   --------    --------
    Total from investment operations                             $   0.33   $   0.91   $  (0.06)  $   0.55   $   1.01    $   0.48
                                                                 --------   --------   --------   --------   --------    --------
Less distributions declared to shareholders
  from net investment income                                     $  (0.25)  $  (0.50)  $  (0.50)  $  (0.50)  $  (0.48)   $   0.48)
                                                                 --------   --------   --------   --------   --------    --------
Net asset value - end of period                                  $   9.86   $   9.78   $   9.37   $   9.93   $   9.88    $   9.35
                                                                 --------   --------   --------   --------   --------    --------
Total return@                                                        3.44++    10.02%     (0.58)%     5.62%     11.02%       5.22%
RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL DATA**:
  Expenses##                                                         0.69%+     0.65%      0.66%      0.73%      0.78%       0.87%
  Net investment income                                              5.01%+     5.28%      5.22%      4.94%      5.04%       5.14%
PORTFOLIO TURNOVER                                                      3%        19%        18%         6%        18%         17%
NET ASSETS AT END OF PERIOD (000 OMITTED)                        $ 72,040   $ 67,458   $ 66,173   $ 66,869   $ 66,061    $ 66,630

 ** The investment advisor voluntarily waived a portion of its fee for certain of the periods indicated. If this fee had been incurred by the fund, the net investment income per share and the ratios would have been:


Net investment income                                            $   0.23   $   0.48   $   0.48   $   0.48   $   0.48          --
RATIOS (TO AVERAGE NET ASSETS):
  Expenses##                                                         0.89%+     0.85%      0.84%      0.85%      0.85%         --
  Net investment income                                              4.81%+     5.08%      5.04%      4.82%      4.97%         --

  + Annualized.
 ++ Not annualized.
+++ Per share amount was less than $0.01.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect reductions from certain expense offset arrangements.
  @ Total returns for Class A shares do not include the applicable sales charge.
    If the charge had been included, the results would have been lower.

SEE NOTES TO FINANCIAL STATEMENTS.

------------------------------------------------------------------------------------------------------------------------------------
                                                         MISSISSIPPI FUND
------------------------------------------------------------------------------------------------------------------------------------
                                                         SIX MONTHS ENDED
                                                       SEPTEMBER 30, 2001                      YEAR ENDED MARCH 31,
                                                                              ----------------------------------------------------
                                                               (UNAUDITED)      2001       2000       1999       1998        1997
------------------------------------------------------------------------------------------------------------------------------------
                                                                  CLASS B
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD):
Net asset value - beginning of period                            $   9.79   $   9.38   $   9.94   $   9.89   $   9.36    $   9.36
                                                                 --------   --------   --------   --------   --------    --------
Income from investment operations# -
  Net investment income**                                        $   0.21   $   0.43   $   0.42   $   0.41   $   0.41    $   0.40
  Net realized and unrealized gain (loss) on
    investments                                                      0.08       0.41      (0.56)      0.06       0.53        0.00+++
                                                                 --------   --------   --------   --------   --------    --------
    Total from investment operations                             $   0.29   $   0.84   $  (0.14)  $   0.47   $   0.94    $   0.40
                                                                 --------   --------   --------   --------   --------    --------
Less distributions declared to shareholders
  from net investment income                                     $  (0.21)  $  (0.43)  $  (0.42)  $  (0.42)  $  (0.41)   $  (0.40)
                                                                 --------   --------   --------   --------   --------    --------
Net asset value - end of period                                  $   9.87   $   9.79   $   9.38   $   9.94   $   9.89    $   9.36
                                                                 --------   --------   --------   --------   --------    --------
Total return                                                         3.03%++    9.17%     (1.37)%     4.80%     10.15%       4.33%
RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL DATA**:
  Expenses##                                                         1.48%+     1.43%      1.46%      1.51%      1.56%       1.72%
  Net investment income                                              4.21%+     4.50%      4.41%      4.16%      4.26%       4.29%
PORTFOLIO TURNOVER                                                      3%        19%        18%         6%        18%         17%
NET ASSETS AT END OF PERIOD (000 OMITTED)                        $ 11,576   $ 10,986   $ 10,786   $ 11,465   $ 10,717    $ 11,014

 ** The investment advisor voluntarily waived a portion of its fee for certain of the periods indicated. If this fee had been incurred by the fund, the net investment income per share and the ratios would have been:

Net investment income                                            $   0.20   $   0.41   $   0.40   $   0.40   $   0.40          --
Ratios (to average net assets):
  Expenses##                                                         1.68%+     1.63%      1.64%      1.63%      1.63%         --
  Net investment income                                              4.01%+     4.30%      4.23%      4.04%      4.19%         --

   + Annualized.
  ++ Not annualized.
 +++ Per share amount was less than $0.01.
   # Per share data are based on average shares outstanding.
  ## Ratios do not reflect reductions from certain expense offset arrangements.

SEE NOTES TO FINANCIAL STATEMENTS.

---------------------------------------------------------------------------------------------------------------------------------
                                                            NEW YORK FUND
---------------------------------------------------------------------------------------------------------------------------------
                                                         SIX MONTHS ENDED
                                                       SEPTEMBER 30, 2001                      YEAR ENDED MARCH 31,
                                                                              -----------------------------------------------------
                                                               (UNAUDITED)      2001       2000       1999       1998       1997
-----------------------------------------------------------------------------------------------------------------------------------
                                                                  CLASS A
-----------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD):
Net asset value - beginning of period                            $  11.14   $  10.58   $  11.27   $  11.26     $  10.60    $  10.66
                                                                 --------   --------   --------   --------     --------    --------
Income from investment operations#*** -
  Net investment income**                                        $   0.26   $   0.55   $   0.55   $   0.56     $   0.57    $   0.55
  Net realized and unrealized gain (loss) on
    investments                                                      0.07       0.57      (0.69)      0.01         0.64       (0.06)
                                                                 --------   --------   --------   --------      --------    --------
    Total from investment operations                             $   0.33   $   1.12   $  (0.14)  $   0.57     $   1.21    $   0.49
                                                                 --------   --------   --------   --------      --------    --------
Less distributions declared to shareholders -
  From net investment income                                     $  (0.28)  $  (0.55)  $  (0.55)  $  (0.56)    $  (0.55)   $  (0.55)
  In excess of net investment income                                   --      (0.01)        --      (0.00)+++       --          --
                                                                 --------   --------   --------   --------     --------    --------
    Total distributions declared to shareholders                 $  (0.28)  $  (0.56)  $  (0.55)  $  (0.56)    $  (0.55)   $  (0.55)
                                                                 --------   --------   --------   --------     --------    --------
Net asset value - end of period                                  $  11.19   $  11.14   $  10.58   $  11.27     $  11.26    $  10.60
                                                                 --------   --------   --------   --------     --------    --------
Total return@                                                        2.97%++   10.75%     (1.06)%     5.14%       11.59%       4.68%
RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL DATA**:
  Expenses##                                                         0.97%+     0.86%      0.85%      0.93%        1.03%       1.11%
  Net investment income***                                           4.75%+     5.10%      5.14%      4.93%        5.14%       5.18%
PORTFOLIO TURNOVER                                                      5%        35%        38%        26%          41%         64%
NET ASSETS AT END OF PERIOD (000 OMITTED)                        $129,651   $125,917   $101,403   $116,767     $119,376    $121,588

 ** The investment adviser voluntarily waived a portion of its fee for certain of the periods indicated. If this fee had been incurred by the fund, the net investment income per share and the ratios would have been:


Net investment income***                                         $   0.25   $   0.52   $   0.53   $   0.55   $   0.56          --
RATIOS (TO AVERAGE NET ASSETS):
  Expenses##                                                         1.17%+     1.06%      1.03%      1.05%      1.10%         --
  Net investment income***                                           4.55%+     4.90%      4.96%      4.81%      5.07%         --

*** As required, effective April 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the six months ended September 30, 2001, was to increase net investment income per share and decrease net realized and unrealized gains and losses per share. The impact of this change calculates to less than $0.01 per share. In addition, the ratio of net investment income to average net assets increased by 0.01%. Per share, ratios, and supplemental data for periods prior to April 1, 2001, have not been restated to reflect this change in presentation.

  + Annualized.
 ++ Not annualized.
+++ Per share amount was less than $0.01.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect reductions from certain expense offset arrangements.
  @ Total returns for Class A shares do not include the applicable sales charge.
    If the charge had been included, the results would have been lower.

SEE NOTES TO FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------------------------------------------------
                                                   NEW YORK FUND
-------------------------------------------------------------------------------------------------------------------------
                                                SIX MONTHS ENDED                     YEAR ENDED MARCH 31,
                                              SEPTEMBER 30, 2001    -------------------------------------------------------
                                                     (UNAUDITED)       2001       2000       1999       1998        1997
---------------------------------------------------------------------------------------------------------------------------
                                                        CLASS B
---------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD):       $  11.13   $  10.58   $  11.27   $  11.26     $  10.59     $  10.66
NET ASSET VALUE - BEGINNING OF PERIOD
                                                        --------   --------   --------   --------     --------     --------
Income from investment operations#*** -
  Net investment income**                               $   0.22   $   0.46   $   0.47   $   0.47     $   0.49     $   0.47
  Net realized and unrealized gain (loss) on
   investments                                              0.06       0.57      (0.69)      0.01         0.64        (0.07)
                                                        --------   --------   --------   --------     --------     --------
     Total from investment operations                   $   0.28   $   1.03   $  (0.22)  $   0.48     $   1.13     $   0.40
                                                        --------   --------   --------   --------     --------     --------
Less distributions declared to shareholders -
  From net investment income                            $  (0.23)  $  (0.47)  $  (0.47)  $  (0.47)    $  (0.46)    $  (0.47)
  In excess of net investment income                          --      (0.01)        --      (0.00)+++       --           --
                                                        --------   --------   --------   --------     --------     --------
     Total distributions declared to shareholders       $  (0.23)  $  (0.48)  $  (0.47)  $  (0.47)    $  (0.46)    $  (0.47)
                                                        --------   --------   --------   --------     --------     --------
Net asset value - end of period                         $  11.18   $  11.13   $  10.58   $  11.27     $  11.26     $  10.59
                                                        --------   --------   --------   --------     --------     --------
Total return                                                2.58%++    9.94%     (1.89%)     4.46%       10.78%        3.77%
RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL DATA**:
  Expenses##                                                1.72%+     1.61%      1.60%      1.68%        1.78%        1.92%
  Net investment income***                                  3.99%+     4.33%      4.38%      4.18%        4.39%        4.37%
PORTFOLIO TURNOVER                                             5%        35%        38%        26%          41%          64%
NET ASSETS AT END OF PERIOD (000 OMITTED)               $ 29,897   $ 25,928   $ 20,224   $ 30,408     $ 26,618     $ 26,724

 ** The investment adviser voluntarily waived a portion of its fee for certain of the periods indicated. If this fee had been incurred by the fund, the net investment income per share and the ratios would have been:

Net investment income***                                $   0.21   $   0.44   $   0.45   $   0.46   $   0.48           --
RATIOS (TO AVERAGE NET
  ASSETS):
  Expenses##                                                1.92%+     1.81%      1.78%      1.80%      1.85%          --
  Net investment income***                                  3.79%+     4.13%      4.20%      4.06%      4.32%          --

*** As required, effective April 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the six months ended September 30, 2001, was to increase net investment income per share and decrease net realized and unrealized gains and losses per share. The impact of this change calculates to less than $0.01 per share. In addition, the ratio of net investment income to average net assets increased by 0.01%. Per share, ratios, and supplemental data for periods prior to April 1, 2001, have not been restated to reflect this change in presentation.

  + Annualized.
 ++ Not annualized.
+++ Per share amount was less than $0.01.
  # Per share data are based on
 ## Ratios do not reflect reductions from certain expense offset arrangements.

SEE NOTES TO FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------------------------------------------------
                                                                               NEW YORK FUND
-------------------------------------------------------------------------------------------------------------------------
                                                                            SIX MONTHS ENDED
                                                                          SEPTEMBER 30, 2001
                                                                                  (UNAUDITED) PERIOD ENDED MARCH 31, 2001*
-------------------------------------------------------------------------------------------------------------------------
                                                                                   CLASS C
-------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD):
Net asset value - beginning of period                                                $ 11.13                      $ 10.91
                                                                                     -------                      -------
Income from investment operations# *** -
  Net investment income**                                                            $  0.22                      $  0.14
  Net realized and unrealized gain on
    investments                                                                         0.06                         0.23
                                                                                     -------                      -------
    Total from investment operations                                                 $  0.28                      $  0.37
                                                                                     -------                      -------
Less distributions declared to shareholders -
  From net investment income                                                         $ (0.23)                     $ (0.14)
  In excess of net investment income                                                      --                        (0.01)
                                                                                     -------                      -------
    Total distributions declared to shareholders                                     $ (0.23)                     $ (0.15)
                                                                                     -------                      -------
Net asset value - end of period                                                      $ 11.18                      $ 11.13
                                                                                     -------                      -------
Total return                                                                            2.58%++                      3.36%++
RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL DATA**:
  Expenses##                                                                            1.72%+                       1.61%+
  Net investment income***                                                              4.00%+                       4.20%+
PORTFOLIO TURNOVER                                                                         5%                          35%
NET ASSETS AT END OF PERIOD (000 OMITTED)                                            $ 9,497                      $ 8,578

 ** The investment adviser voluntarily waived a portion of its fee for certain of the periods indicated. If this fee had been incurred by the fund, the net investment income per share and the ratios would have been:


      Net investment income***                                                       $  0.21                      $  0.14
      RATIOS (TO AVERAGE NET ASSETS):
        Expenses##                                                                      1.92%+                       1.81%+
        Net investment income***                                                        3.80%+                       4.00%+

*** As required, effective April 1, 2001, the fund has adopted the provisions ofthe AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the six months ended September 30, 2001, was to increase net investment income per share and decrease net realized and unrealized gains and losses per share. The impact of this change calculates to less than $0.01 per share. In addition, the ratio of net investment income to average net assets increased by 0.01%. Per share, ratios, and supplemental data for periods prior to April 1, 2001, have not been restated to reflect this change in presentation.
 *  For the period from the inception of Class C Shares, December 11,
    2000, through March 31, 2001.

 +  Annualized.
++  Not annualized.
 #  Per share data are based on average shares outstanding.
##  Ratios do not reflect reductions from certain expense offset arrangements.

SEE NOTES TO FINANCIAL STATEMENTS.

------------------------------------------------------------------------------------------------------------------------------
                                                 NORTH CAROLINA
                                                           FUND
------------------------------------------------------------------------------------------------------------------------------
                                               SIX MONTHS ENDED
                                             SEPTEMBER 30, 2001                          YEAR ENDED MARCH 31,
                                                                    ----------------------------------------------------------
                                                     (UNAUDITED)      2001         2000         1999         1998         1997
------------------------------------------------------------------------------------------------------------------------------
                                                     CLASS A
------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD):

Net asset value - beginning of period             $    11.89    $    11.35   $    12.14   $    12.15   $    11.56   $    11.57
                                                  ----------    ----------   ----------   ----------   ----------   ----------
Income from investment operations# *** -
  Net investment income**                         $     0.29    $     0.58   $     0.59   $     0.59   $     0.59   $     0.59
  Net realized and unrealized gain (loss) on
    investments                                         0.07          0.55        (0.80)       (0.02)        0.59        (0.01)
                                                  ----------    ----------   ----------   ----------   ----------   ----------
    Total from investment operations              $     0.36    $     1.13   $    (0.21) $      0.57   $     1.18   $     0.58
                                                  ----------    ----------   ----------   ----------   ----------   ----------
Less distributions declared to shareholders -
  From net investment income                      $    (0.29)   $    (0.58)  $    (0.58)  $    (0.58)  $    (0.59)  $    (0.59)
  In excess of net investment income                      --         (0.01)          --           --           --        (0.00)+++

    Total distributions declared to shareholders  $    (0.29)   $    (0.59)  $    (0.58)  $    (0.58)  $    (0.59)  $    (0.59)
                                                  ----------    ----------   ----------   ----------   ----------   ----------
Net asset value - end of period                   $    11.96    $    11.89   $    11.35   $    12.14   $    12.15   $    11.56
                                                  ----------    ----------   ----------   ----------   ----------   ----------
Total return@                                           3.05%++      10.20%       (1.67)%       4.76%       10.36%        5.09%
RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL
  DATA**:
  Expenses##                                            0.93%+        0.91%        0.91%        0.98%        1.03%        1.08%
  Net investment income***                              4.83%+        5.03%        5.07%        4.76%        4.92%        5.05%
PORTFOLIO TURNOVER                                         6%           27%           9%          30%          24%          33%
NET ASSETS AT END OF PERIOD (000 OMITTED)         $  309,860    $  308,447   $  310,624   $  364,576   $  380,595   $  377,112

 ** The investment adviser voluntarily waived a portion of its fee for certain of the periods indicated. If this fee had been incurred by the fund, the net investment income per share and the ratios would have been:

Net investment income***                          $   0.28     $   0.56      $   0.57     $   0.57     $   0.58     $   0.58
     RATIOS (TO AVERAGE NET ASSETS):
       Expenses##                                     1.13%+       1.11%         1.09%        1.10%        1.13%        1.15%
       Net investment income***                       4.63%+       4.83%         4.89%        4.64%        4.82%        4.98%

 *** As required, effective April 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the six months ended September 30, 2001, was to increase net investment income per share and to decrease net realized and unrealized gains and losses per share. The impact of this change calculates to less than $0.01 per share. In addition, the ratio of net investment income to average net assets increased by 0.02%. Per share, ratios, and supplemental data for periods prior to April 1, 2001, have not been restated to reflect this change in presentation.

  + Annualized.
 ++ Not annualized.
+++ Per share amount was less than $0.01.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect reductions from certain expense offset arrangements.
  @ Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.

SEE NOTES TO FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------------------------------------------------
                                             NORTH CAROLINA FUND
-------------------------------------------------------------------------------------------------------------------------
                                                SIX MONTHS ENDED
                                              SEPTEMBER 30, 2001                      YEAR ENDED MARCH 31,
                                                                     ---------------------------------------------------
                                                      (UNAUDITED)      2001       2000       1999       1998        1997
------------------------------------------------------------------------------------------------------------------------
                                                         CLASS B
------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD):
Net asset value - beginning of period                   $  11.89   $  11.35   $  12.13   $  12.15   $  11.55    $  11.56
                                                        --------   --------   --------   --------   --------    --------
Income from investment operations# *** -
  Net investment income**                               $   0.24   $   0.50   $   0.51   $   0.50   $   0.51    $   0.50
  Net realized and unrealized gain (loss) on
    investments                                             0.07       0.55      (0.78)     (0.02)      0.60          --
                                                        --------   --------   --------   --------   --------    --------
    Total from investment operations                    $   0.31   $   1.05   $  (0.27)  $   0.48   $   1.11    $   0.50
                                                        --------   --------   --------   --------   --------    --------
Less distributions declared to shareholders -
  From net investment income                            $  (0.25)  $  (0.50)  $  (0.51)  $  (0.50)  $  (0.51)   $  (0.51)
  In excess of net investment income                          --      (0.01)        --         --         --       (0.00)+++
                                                        --------   --------   --------   --------   --------    --------
    Total distributions declared to shareholders        $  (0.25)  $  (0.51)  $  (0.51)  $  (0.50)  $  (0.51)   $  (0.51)
                                                        --------   --------   --------   --------   --------    --------
Net asset value - end of period                         $  11.95   $  11.89   $  11.35   $  12.13   $  12.15    $  11.55
                                                        --------   --------   --------   --------   --------    --------
Total return                                                2.63%++    9.49%     (2.22)%     4.00%      9.75%       4.36%
RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL
  DATA**:
  Expenses ##                                               1.58%+     1.56%      1.56%      1.63%      1.68%       1.78%
  Net investment income***                                  4.06%+     4.37%      4.42%      4.11%      4.27%       4.36%
PORTFOLIO TURNOVER                                             6%        27%         9%        30%        24%         33%
NET ASSETS AT END OF PERIOD (000 OMITTED)               $ 62,954   $ 60,449   $ 48,794   $ 52,033   $ 44,238    $ 39,035

 ** The investment adviser voluntarily waived a portion of its fee for certain of the periods indicated. If this fee had been incurred by the fund, the net investment income per share and the ratios would have been:

Net investment income***                                $   0.23   $   0.48   $   0.49   $   0.49   $   0.50    $   0.49
RATIOS (TO AVERAGE NET ASSETS):
  Expenses##                                                1.78%+     1.76%      1.74%      1.75%      1.78%       1.85%
  Net investment income***                                  3.86%+     4.17%      4.24%      3.99%      4.17%       4.29%

*** As required, effective April 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the six months ended September 30, 2001, was to increase net investment income per share and to decrease net realized and unrealized gains and losses per share. The impact of this change calculates to less than $0.01 per share. In addition, the ratio of net investment income to average net assets increased by 0.02%. Per share, ratios, and supplemental data for periods prior to April 1, 2001, have not been restated to reflect this change in presentation.

  + Annualized.
 ++ Not annualized.
+++ Per share amount was less than $0.01.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect reductions from certain expense offset arrangements.

SEE NOTES TO FINANCIAL STATEMENTS.

-----------------------------------------------------------------------------------------------------------------------------
                                            NORTH CAROLINA FUND
-----------------------------------------------------------------------------------------------------------------------------
                                                     SIX MONTHS
                                                          ENDED
                                                  SEPTEMBER 30,                      YEAR ENDED MARCH 31,
                                                           2001    ----------------------------------------------------------
                                                     (UNAUDITED)         2001       2000        1999        1998         1997
-----------------------------------------------------------------------------------------------------------------------------
                                                        CLASS C
-----------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA
(FOR A SHARE OUTSTANDING THROUGHOUT EACH
  PERIOD):
Net asset value - beginning of period                 $   11.89    $    11.35   $  12.13   $   12.15    $  11.55    $   11.56
                                                      ---------    ----------   --------   ---------    --------    ---------
Income from investment operations# *** -
  Net investment income **                            $    0.24    $     0.50   $   0.51   $    0.50    $   0.51    $    0.52
  Net realized and unrealized gain (loss) on
    investments                                            0.07          0.55      (0.78)      (0.02)       0.60        (0.02)
                                                      ---------    ----------   --------   ---------    --------    ---------
    Total from investment operations                  $    0.31    $     1.05   $  (0.27)  $    0.48    $   1.11    $    0.50
                                                      ---------    ----------   --------   ---------    --------    ---------
Less distributions declared to shareholders -
  From net investment income                          $   (0.25)   $    (0.50)  $  (0.51)  $   (0.50)   $  (0.51)   $   (0.51)
  In excess of net investment income                         --         (0.01)        --          --          --        (0.00)+++
                                                      ---------    ----------   --------   ---------    --------    ---------
    Total distributions declared to shareholders      $   (0.25)   $    (0.51)  $  (0.51)  $   (0.50)   $  (0.51)   $   (0.51)
                                                      ---------    ----------   --------   ---------    --------    ---------
Net asset value - end of period                       $   11.95    $    11.89   $  11.35   $   12.13    $  12.15    $   11.55
                                                      ---------    ----------   --------   ---------    --------    ---------
Total return                                               2.63%++       9.49%     (2.22)%      4.00%       9.75%        4.41%
RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL
  DATA**:
  Expenses##                                               1.58%+        1.56%      1.56%       1.63%       1.68%        1.73%
  Net investment income***                                 4.06%+        4.37%      4.42%       4.11%       4.27%        4.40%
PORTFOLIO TURNOVER                                            6%           27%         9%         30%         24%          33%
NET ASSETS AT END OF PERIOD (000 OMITTED)             $  22,097    $   19,099   $ 14,206   $  14,084    $  8,143    $   7,789

 ** The investment adviser voluntarily waived a portion of its fee for certain of the periods indicated. If this fee had been incurred by the fund, the net investment income per share and the ratios would have been:

      Net investment income***                        $    0.23    $     0.48   $   0.49   $    0.49    $   0.50    $    0.51
      RATIOS (TO AVERAGE NET ASSETS):
        Expenses##                                         1.78%+        1.76%      1.74%       1.75%       1.78%        1.80%
        Net investment income***                           3.86%+        4.17%      4.24%       3.99%       4.17%        4.33%

*** As required, effective April 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the six months ended September 30, 2001, was to increase net investment income per share and to decrease net realized and unrealized gains and losses per share. The impact of this change calculates to less than $0.01 per share. In addition, the ratio of net investment income to average net assets increased by 0.02%. Per share, ratios, and supplemental data for periods prior to April 1, 2001, have not been restated to reflect this change in presentation.

  + Annualized.
 ++ Not Annualized.
+++ Per share amount was less than $0.01.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect reductions from certain expense offset arrangements.

SEE NOTES TO FINANCIAL STATEMENTS.

-----------------------------------------------------------------------------------------------------------------------------
                                              PENNSYLVANIA FUND
-----------------------------------------------------------------------------------------------------------------------------
                                               SIX MONTHS ENDED
                                                  SEPTEMBER 30,                      YEAR ENDED MARCH 31,
                                                           2001    ----------------------------------------------------------
                                                     (UNAUDITED)         2001       2000        1999        1998         1997
-----------------------------------------------------------------------------------------------------------------------------
                                                        CLASS A
-----------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA
(FOR A SHARE OUTSTANDING THROUGHOUT EACH
  PERIOD):
Net asset value - beginning of period                 $    9.85    $     9.36   $   9.90   $    9.82    $   9.26    $    9.37
                                                      ---------    ----------   --------   ---------    --------    ---------
Income from investment operations# *** -
  Net investment income **                            $    0.24    $     0.49   $   0.50   $    0.48    $   0.50    $    0.53
  Net realized and unrealized gain (loss) on
    investments                                            0.11          0.49      (0.55)       0.08        0.56        (0.10)
                                                      ---------    ----------   --------   ---------    --------    ---------
    Total from investment operations                  $    0.35    $     0.98   $  (0.05)  $    0.56    $   1.06    $    0.43
                                                      ---------    ----------   --------   ---------    --------    ---------
Less distributions declared to shareholders -
  From net investment income                          $   (0.25)   $    (0.49)  $  (0.49)  $   (0.48)   $  (0.50)   $   (0.54)
  In excess of net investment income                         --            --         --          --          --        (0.00)+++
                                                      ---------    ----------   --------   ---------    --------    ---------
    Total distributions declared to shareholders      $   (0.25)   $    (0.49)  $  (0.49)  $   (0.48)   $  (0.50)   $   (0.54)
                                                      ---------    ----------   --------   ---------    --------    ---------
Net asset value - end of period                       $    9.95    $     9.85   $   9.36   $    9.90    $   9.82    $    9.26
                                                      ---------    ----------   --------   ---------    --------    ---------
Total return@                                              3.58%++      10.85%     (0.45)%      5.85%      11.65%        4.67%
RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL
  DATA**:
  Expenses##                                               0.36%+        0.37%      0.38%       0.45%       0.40%        0.10%
  Net investment income***                                 4.93%+        5.17%      5.19%       4.85%       5.15%        5.56%
PORTFOLIO TURNOVER                                            1%           10%        48%          8%         31%          42%
NET ASSETS AT END OF PERIOD (000 OMITTED)             $  42,126    $   33,842   $ 25,494   $  21,695    $ 18,918    $  16,933

 ** Subject to reimbursement by the fund, the investment adviser voluntarily agreed under a temporary expense reimbursement agreement to pay all of the fund's operating expenses, exclusive of management and distribution and service fees. In consideration, the fund pays the investment adviser a reimbursement fee not greater than 0.40% of average daily net assets. The investment adviser has agreed to waive 0.40% of the reimbursement fee for an indefinite period of time. In addition, the investment adviser voluntarily waived a portion of its fee for certain of the periods indicated. To the extent actual expenses were over this limitation and the waiver had not been in place, the net investment income per share and the ratios would have been:

      Net investment income***                        $    0.21    $     0.44   $   0.44   $    0.43    $   0.44    $    0.45
      RATIOS (TO AVERAGE NET ASSETS):
        Expenses##                                         0.94%+        0.93%      0.91%       0.93%       0.99%        0.95%
        Net investment income***                           4.35%+        4.61%      4.66%       4.37%       4.56%        4.81%

*** As required, effective April 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the six months ended September 30, 2001, was to increase net investment income per share and decrease net realized and unrealized gains and losses per share. The impact of this change calculates to less than $0.01 per share. In addition, the ratio of net investment income to average net assets increased by 0.02%. Per share, ratios, and supplemental data for periods prior to April 1, 2001, have not been restated to reflect this change in presentation.

  + Annualized.
 ++ Not annualized.
+++ Per share amount was less than $0.01.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect reductions from certain expense offset arrangements.
  @ Total returns for Class A shares do not include the applicable sales charge.
    If the charge had been included, the results would have been lower.

SEE NOTES TO FINANCIAL STATEMENTS.

-----------------------------------------------------------------------------------------------------------------------------
                                              PENNSYLVANIA FUND
-----------------------------------------------------------------------------------------------------------------------------
                                               SIX MONTHS ENDED
                                                  SEPTEMBER 30,                      YEAR ENDED MARCH 31,
                                                           2001    ----------------------------------------------------------
                                                     (UNAUDITED)         2001       2000        1999        1998         1997
-----------------------------------------------------------------------------------------------------------------------------
                                                        CLASS B
-----------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA
(FOR A SHARE OUTSTANDING THROUGHOUT EACH
  PERIOD):
Net asset value - beginning of period                 $    9.88    $     9.38   $   9.92   $    9.84    $   9.28    $    9.39
                                                      ---------    ----------   --------   ---------    --------    ---------
Income from investment operations# *** -
  Net investment income**                             $    0.20    $     0.42   $   0.42   $    0.41    $   0.42    $    0.46
  Net realized and unrealized gain (loss) on
    investments                                            0.11          0.50      (0.55)       0.08        0.56        (0.11)
                                                      ---------    ----------   --------   ---------    --------    ---------
    Total from investment operations                  $    0.31    $     0.92   $  (0.13)  $    0.49    $   0.98    $    0.35
                                                      ---------    ----------   --------   ---------    --------    ---------
Less distributions declared to shareholders -
  From net investment income                          $   (0.21)   $    (0.42)  $  (0.41)  $   (0.41)   $  (0.42)   $   (0.46)
  In excess of net investment income                         --            --         --          --          --        (0.00)+++
                                                      ---------    ----------   --------   ---------    --------    ---------
    Total distributions declared to shareholders      $   (0.21)   $    (0.42)  $  (0.41)  $   (0.41)   $  (0.42)   $   (0.46)
                                                      ---------    ----------   --------   ---------    --------    ---------
Net asset value - end of period                       $    9.98    $     9.88   $   9.38   $    9.92    $   9.84    $    9.28
                                                      ---------    ----------   --------   ---------    --------    ---------
Total return                                               3.14%++      10.06%     (1.25)%      5.02%      10.76%        3.83%
RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL
  DATA**:
  Expenses##                                               1.19%+        1.17%      1.19%       1.23%       1.19%        0.90%
  Net investment income***                                 4.10%+        4.38%      4.38%       4.07%       4.36%        4.86%
PORTFOLIO TURNOVER                                            1%           10%        48%          8%         31%          42%
NET ASSETS AT END OF PERIOD (000 OMITTED)             $  25,554    $   20,827   $ 17,496   $  23,983    $ 20,551    $  24,898

 ** Subject to reimbursement by the fund, the investment adviser voluntarily agreed under a temporary expense reimbursement agreement to pay all of the fund's operating expenses, exclusive of management and distribution and service fees. In consideration, the fund pays the investment adviser a reimbursement fee not greater than 0.40% of average daily net assets. The investment adviser has agreed to waive 0.40% of the reimbursement fee for an indefinite period of time. In addition, the investment adviser voluntarily waived a portion of its fee for certain of the periods indicated. To the extent actual expenses were over this limitation and the waiver had not been in place, the net investment income per share and the ratios would have been:

      Net investment income***                        $    0.17    $     0.36   $   0.37   $    0.33    $   0.36    $    0.38
      RATIOS (TO AVERAGE NET ASSETS):
        Expenses##                                         1.77%+        1.73%      1.72%       1.71%       1.78%        1.75%
        Net investment income***                           3.52%+        3.82%      3.85%       3.59%       3.77%        4.01%

*** As required, effective April 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the six months ended September 30, 2001, was to increase net investment income per share and decrease net realized and unrealized gains and losses per share. The impact of this change calculates to less than $0.01 per share. In addition, the ratio of net investment income to average net assets increased by 0.02%. Per share, ratios, and supplemental data for periods prior to April 1, 2001, have not been restated to reflect this change in presentation.

  + Annualized.
 ++ Not annualized.
+++ Per share amount was less than $0.01.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect reductions from certain expense offset arrangements.

SEE NOTES TO FINANCIAL STATEMENTS.

-----------------------------------------------------------------------------------------------------------------------------
                                            SOUTH CAROLINA FUND
-----------------------------------------------------------------------------------------------------------------------------
                                               SIX MONTHS ENDED
                                                  SEPTEMBER 30,                      YEAR ENDED MARCH 31,
                                                           2001    ----------------------------------------------------------
                                                     (UNAUDITED)         2001       2000        1999        1998         1997
-----------------------------------------------------------------------------------------------------------------------------
                                                        CLASS A
-----------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA
(FOR A SHARE OUTSTANDING THROUGHOUT EACH
  PERIOD):
Net asset value - beginning of period                 $   12.15    $    11.58   $  12.48   $   12.52    $  11.88    $   11.97
                                                      ---------    ----------   --------   ---------    --------    ---------
Income from investment operations# *** -
  Net investment income **                            $    0.30    $     0.60   $   0.58   $    0.57    $   0.60    $    0.62
  Net realized and unrealized gain (loss) on
    investments                                            0.11          0.56      (0.86)      (0.04)       0.64        (0.10)
                                                      ---------    ----------   --------   ---------    --------    ---------
    Total from investment operations                  $    0.41    $     1.16   $  (0.28)  $    0.53    $   1.24    $    0.52
                                                      ---------    ----------   --------   ---------    --------    ---------
Less distributions declared to shareholders -
  From net investment income                          $   (0.30)   $    (0.59)  $  (0.58)  $   (0.57)   $  (0.60)   $   (0.61)
  From Net realized gain on investments                      --            --      (0.03)         --          --           --
  In excess of net investment income                         --            --         --       (0.00)+++   (0.00)+++       --
  In excess of net realized gain on investments              --            --      (0.01)         --          --           --
                                                      ---------    ----------   --------   ---------    --------    ---------
    Total distributions declared to shareholders      $   (0.30)   $    (0.59)  $  (0.62)  $   (0.57)   $  (0.60)   $   (0.61)
                                                      ---------    ----------   --------   ---------    --------    ---------
Net asset value - end of period                       $   12.26    $    12.15   $  11.58   $   12.48    $  12.52    $   11.88
                                                      ---------    ----------   --------   ---------    --------    ---------
Total return@                                              3.39%++      10.26%     (2.27)%      4.33%      10.62%        4.46%
RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL
  DATA**:
  Expenses##                                               0.93%+        0.96%      0.94%       1.02%       1.06%        1.10%
  Net investment income***                                 4.91%+        5.13%      4.91%       4.55%       4.86%        5.17%
PORTFOLIO TURNOVER                                            4%           33%        18%         25          29%          13%
NET ASSETS AT END OF PERIOD (000 OMITTED)             $ 124,746    $  120,529   $121,064   $ 145,787    $148,820    $ 148,908

 ** The investment adviser voluntarily waived a portion of its fee for certain of the periods indicated. If this fee had been incurred by the fund, the net investment income per share and the ratios would have been:

      Net investment income***                        $    0.29    $     0.58   $   0.56   $    0.56    $   0.59    $    0.16
      RATIOS (TO AVERAGE NET ASSETS):
        Expenses##                                         1.13%+        1.16%      1.12%       1.14%       1.16%        1.16%
        Net investment income***                           4.71%+        4.93%      4.73%       4.43%       4.76%        5.11%

*** As required, effective April 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the six months ended September 30, 2001, was to increase net investment income per share, and decrease net realized and unrealized gains and losses per share. The impact of this change calculates to less than $0.01 per share. In addition, the ratio of net investment income to average net assets increased by 0.03%. Per share, ratios, and supplemental data for periods prior to April 1, 2001, have not been restated to reflect this change in presentation.
  + Annualized.
 ++ Not annualized.
+++ Per share amount was less than $0.01.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect reductions from certain expense offset arrangements.
  @ Total returns for Class A shares do not include the applicable sales charge.
    If the charge had been included, the results would have been lower.

SEE NOTES TO FINANCIAL STATEMENTS.

-----------------------------------------------------------------------------------------------------------------------------
                                            SOUTH CAROLINA FUND
-----------------------------------------------------------------------------------------------------------------------------
                                               SIX MONTHS ENDED
                                                  SEPTEMBER 30,                      YEAR ENDED MARCH 31,
                                                           2001    ----------------------------------------------------------
                                                     (UNAUDITED)         2001       2000        1999        1998         1997
-----------------------------------------------------------------------------------------------------------------------------
                                                        CLASS B
-----------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA
(FOR A SHARE OUTSTANDING THROUGHOUT EACH
  PERIOD):
Net asset value - beginning of period                 $   12.14    $    11.58   $  12.47   $   12.52    $  11.88    $   11.97
                                                      ---------    ----------   --------   ---------    --------    ---------
Income from investment operations# *** -
  Net investment income**                             $    0.26    $     0.52   $   0.51   $    0.48    $   0.52    $    0.54
  Net realized and unrealized gain (loss) on
    investments                                            0.11          0.55      (0.86)      (0.04)       0.64        (0.10)
                                                      ---------    ----------   --------   ---------    --------    ---------
    Total from investment operations                  $    0.37    $     1.07   $  (0.35)  $    0.44    $   1.16    $    0.44
                                                      ---------    ----------   --------   ---------    --------    ---------
Less distributions declared to shareholders -
  From net investment income                          $   (0.26)   $    (0.51)  $  (0.50)  $   (0.49)   $  (0.52)   $   (0.53)
  From Net realized gain on investments                      --            --      (0.03)         --          --           --
  In excess of net investment income                         --            --         --       (0.00)+++   (0.00)+++       --
  In excess of net realized gain on investments              --            --      (0.01)         --          --           --
                                                      ---------    ----------   --------   ---------    --------    ---------
    Total distributions declared to shareholders      $   (0.26)   $    (0.51)  $  (0.54)  $   (0.49)   $  (0.52)   $   (0.53)
                                                      ---------    ----------   --------   ---------    --------    ---------
Net asset value - end of period                       $   12.26    $    12.14   $  11.58   $   12.47    $  12.52    $   11.88
                                                      ---------    ----------   --------   ---------    --------    ---------
Total return                                               3.05%++       9.46%     (2.28)%      3.57%       9.91%        3.73%
RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL
  DATA**:
  Expenses##                                               1.58%+        1.61%      1.59%       1.67%       1.71%        1.79%
  Net investment income***                                 4.25%+        4.47%      4.26%       3.90%       4.21%        4.48%
PORTFOLIO TURNOVER                                            4%           33%        18%         25          29%          13%
NET ASSETS AT END OF PERIOD (000 OMITTED)             $  35,892    $   33,302   $ 31,532   $  36,226    $ 28,086    $  21,871

 ** The investment adviser voluntarily waived a portion of its fee for certain of the periods indicated. If this fee had been incurred by the fund, the net investment income per share and the ratios would have been:

      Net investment income***                        $    0.25    $     0.50   $   0.48   $    0.47    $   0.51    $    0.53
      RATIOS (TO AVERAGE NET ASSETS):
        Expenses##                                         1.78%+        1.81%      1.77%       1.79%       1.81%        1.85%
        Net investment income***                           4.05%+        4.27%      4.08%       3.78%       4.11%        4.42%

*** As required, effective April 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the six months ended September 30, 2001, was to increase net investment income per share, and decrease net realized and unrealized gains and losses per share. The impact of this change calculates to less than $0.01 per share. In addition, the ratio of net investment income to average net assets increased by 0.03%. Per share, ratios, and supplemental data for periods prior to April 1, 2001, have not been restated to reflect this change in presentation.
  + Annualized.
 ++ Not annualized.
+++ Per share amount was less than $0.01.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect reductions from certain expense offset arrangements.

SEE NOTES TO FINANCIAL STATEMENTS.

-----------------------------------------------------------------------------------------------------------------------------
                                                 TENNESSEE FUND
-----------------------------------------------------------------------------------------------------------------------------
                                               SIX MONTHS ENDED
                                                  SEPTEMBER 30,                      YEAR ENDED MARCH 31,
                                                           2001    ----------------------------------------------------------
                                                     (UNAUDITED)         2001       2000        1999        1998         1997
-----------------------------------------------------------------------------------------------------------------------------
                                                        CLASS A
-----------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA
(FOR A SHARE OUTSTANDING THROUGHOUT EACH
  PERIOD):
Net asset value - beginning of period                 $   10.58    $    10.11   $  10.87    $  10.91    $  10.32    $   10.40
                                                      ---------    ----------   --------   ---------    --------    ---------
Income from investment operations# *** -
  Net investment income **                            $    0.25    $     0.50   $   0.50    $   0.53    $   0.53    $    0.55
  Net realized and unrealized gain (loss) on
    investments                                            0.09          0.47      (0.69)      (0.02)       0.60        (0.09)
                                                      ---------    ----------   --------   ---------    --------    ---------
    Total from investment operations                  $    0.34    $     0.97   $  (0.19)   $   0.51    $   1.13    $    0.46
                                                      ---------    ----------   --------   ---------    --------    ---------
Less distributions declared to shareholders -
  From net investment income                          $   (0.25)   $    (0.50)  $  (0.50)   $  (0.52)   $  (0.53)   $   (0.54)
  From Net realized gain on investments                      --            --      (0.07)      (0.03)         --           --
  In excess of net investment income                         --            --         --          --       (0.01)          --
  In excess of net realized gain on investments              --            --      (0.00)+++      --          --           --
                                                      ---------    ----------   --------   ---------    --------    ---------
    Total distributions declared to shareholders      $   (0.25)   $    (0.50)  $  (0.57)   $  (0.55)   $  (0.54)   $   (0.54)
                                                      ---------    ----------   --------   ---------    --------    ---------
Net asset value - end of period                       $   10.67    $    10.58   $  10.11    $  10.87    $  10.91    $   10.32
                                                      ---------    ----------   --------   ---------    --------    ---------
Total return@                                              3.27%++       9.87%     (1.75)%      4.80%      11.11%        4.48%
RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL
  DATA**:
  Expenses##                                               0.99%+        0.95%      0.96%       1.02%       1.07%        1.10%
  Net investment income***                                 4.70%+        4.87%      4.80%       4.79%       4.97%        5.26%
PORTFOLIO TURNOVER                                            3%           19%        20%         16          26%          20%
NET ASSETS AT END OF PERIOD (000 OMITTED)             $ 100,731    $   99,097   $100,251    $117,296    $108,086    $ 108,000

 ** The investment adviser voluntarily waived a portion of its fee for certain of the periods indicated. If this fee had been incurred by the fund, the net investment income per share and the ratios would have been:

      Net investment income***                        $    0.24    $     0.48   $   0.48   $    0.51    $   0.51    $    0.54
      RATIOS (TO AVERAGE NET ASSETS):
        Expenses##                                         1.19%+        1.15%      1.14%       1.14%       1.17%        1.16%
        Net investment income***                           4.50%+        4.67%      4.62%       4.67%       4.87%        5.20%

*** As required, effective April 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the six months ended September 30, 2001, was to increase net investment income per share and decrease net realized and unrealized gains and losses per share. The impact of this change calculates to less than $0.01 per share. In addition, the ratio of net investment income to average net assets increased by 0.01%. Per share, ratios, and supplemental data for periods prior to April 1, 2001, have not been restated to reflect this change in presentation.

  + Annualized.
 ++ Not annualized.
+++ Per share amount was less than $0.01.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect reductions from certain expense offset arrangements.
  @ Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.

SEE NOTES TO FINANCIAL STATEMENTS.

-----------------------------------------------------------------------------------------------------------------------------
                                                 TENNESSEE FUND
-----------------------------------------------------------------------------------------------------------------------------
                                               SIX MONTHS ENDED
                                                  SEPTEMBER 30,                      YEAR ENDED MARCH 31,
                                                           2001    ----------------------------------------------------------
                                                     (UNAUDITED)         2001       2000        1999        1998         1997
-----------------------------------------------------------------------------------------------------------------------------
                                                        CLASS B
-----------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA
(FOR A SHARE OUTSTANDING THROUGHOUT EACH
  PERIOD):
Net asset value - beginning of period                 $   10.57    $    10.10   $  10.86    $  10.91    $  10.31    $   10.39
                                                      ---------    ----------   --------   ---------    --------    ---------
Income from investment operations# *** -
  Net investment income**                             $    0.21    $     0.43   $   0.43    $   0.45    $   0.46    $    0.47
  Net realized and unrealized gain (loss) on
    investments                                            0.10          0.47      (0.69)      (0.02)       0.61        (0.09)
                                                      ---------    ----------   --------   ---------    --------    ---------
    Total from investment operations                  $    0.31    $     0.90   $  (0.26)   $   0.43    $   1.07    $    0.38
                                                      ---------    ----------   --------   ---------    --------    ---------
Less distributions declared to shareholders -
  From net investment income                          $   (0.22)   $    (0.43)  $  (0.43)   $  (0.45)   $  (0.46)   $   (0.46)
  From Net realized gain on investments                      --            --      (0.07)      (0.03)         --           --
  In excess of net investment income                         --            --         --          --       (0.01)          --
  In excess of net realized gain on investments              --            --      (0.00)+++      --          --           --
                                                      ---------    ----------   --------   ---------    --------    ---------
    Total distributions declared to shareholders      $   (0.22)   $    (0.43)  $  (0.50)   $  (0.48)   $  (0.47)   $   (0.46)
                                                      ---------    ----------   --------   ---------    --------    ---------
Net asset value - end of period                       $   10.66    $    10.57   $  10.10    $  10.86    $  10.91    $   10.31
                                                      ---------    ----------   --------   ---------    --------    ---------
Total return                                               2.93%++       9.17%     (2.39)%      4.04%      10.51%        3.76%
RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL
  DATA**:
  Expenses##                                               0.99%+        1.60%      1.61%       1.67%       1.72%        1.79%
  Net investment income***                                 4.03%+        4.22%      4.15%       4.14%       4.32%        4.57%
PORTFOLIO TURNOVER                                            3%           19%        20%         16          26%          20%
NET ASSETS AT END OF PERIOD (000 OMITTED)             $  26,944    $   23,656   $ 21,321    $ 22,765    $ 18,198    $  14,436

 ** The investment adviser voluntarily waived a portion of its fee for certain of the periods indicated. If this fee had been incurred by the fund, the net investment income per share and the ratios would have been:

      Net investment income***                        $    0.20    $     0.41   $   0.41   $    0.44    $   0.45    $    0.54
      RATIOS (TO AVERAGE NET ASSETS):
        Expenses##                                         1.84%+        1.80%      1.79%       1.79%       1.82%        1.85%
        Net investment income***                           3.83%+        4.02%      3.97%       4.02%       4.22%        4.51%

*** As required, effective April 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the six months ended September 30, 2001, was to increase net investment income per share and decrease net realized and unrealized gains and losses per share. The impact of this change calculates to less than $0.01 per share. In addition, the ratio of net investment income to average net assets increased by 0.01%. Per share, ratios, and supplemental data for periods prior to April 1, 2001, have not been restated to reflect this change in presentation.

  + Annualized.
 ++ Not annualized.
+++ Per share amount was less than $0.01.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect reductions from certain expense offset arrangements.

SEE NOTES TO FINANCIAL STATEMENTS.

-----------------------------------------------------------------------------------------------------------------------------
                                              VIRGINIA FUND
-----------------------------------------------------------------------------------------------------------------------------
                                           SIX MONTHS ENDED                               YEAR ENDED MARCH 31,
                                         SEPTEMBER 30, 2001     ---------------------------------------------------------------
                                                 (UNAUDITED)         2001           2000         1999        1998          1997
-------------------------------------------------------------------------------------------------------------------------------
                                                    CLASS A
-------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA
(FOR A SHARE OUTSTANDING THROUGHOUT EACH
  PERIOD):
Net asset value - beginning of period             $   11.36     $   10.91      $   11.60    $   11.61   $   11.06     $   11.21
                                                  ---------     ---------      ---------    ---------   ---------     ---------
Income from investment operations# *** -
  Net investment incomes **                       $    0.28     $    0.56      $    0.57    $    0.55   $    0.57     $    0.59
  Net realized and unrealized gain (loss) on
    investments                                        0.02          0.45          (0.70)       (0.01)       0.55         (0.15)
                                                  ---------     ---------      ---------    ---------   ---------     ---------
    Total from investment operations              $    0.30     $    1.01      $   (0.13)   $    0.54   $    1.12     $    0.44
                                                  ---------     ---------      ---------    ---------   ---------     ---------
Less distributions declared to shareholders -
  From net investment income                      $   (0.27)    $   (0.56)     $   (0.56)   $   (0.55)  $   (0.57)    $   (0.59)
  In excess of net investment income                     --         (0.00)+++         --           --       (0.00)+++        --
                                                  ---------     ---------      ---------    ---------   ---------     ---------
    Total distributions declared to shareholders  $   (0.27)    $   (0.56)     $   (0.56)   $   (0.55)  $   (0.57)    $   (0.59)
                                                  ---------     ---------      ---------    ---------   ---------     ---------
Net asset value - end of period                   $   11.39     $   11.36      $   10.91    $   11.60   $   11.61     $   11.06
                                                  ---------     ---------      ---------    ---------   ---------     ---------
Total return@                                          2.71%++       9.55%         (1.09)%       4.71%      10.32%         3.97%
RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL
  DATAS**:
  Expenses##                                           0.89%+        0.91%          0.91%        0.99%       1.03%         1.08%
  Net investment income***                             4.86%+        5.06%          5.07%        4.73%       4.97%         5.27%
PORTFOLIO TURNOVER                                        4%           24%            13%          24%         39%           42%
NET ASSETS AT END OF PERIOD (000 OMITTED)         $ 305,872     $ 304,581      $ 311,934    $ 365,880   $ 373,024     $ 379,185

 ** The investment adviser voluntarily waived a portion of its fee for certain of the periods indicated. If this fee had been incurred by the fund, the net investment income per share and the ratios would have been:

        Net investment income ***                 $    0.26     $    0.54      $    0.54    $    0.54   $    0.56     $    0.58
        Ratios (to average net assets):
          Expenses##                                   1.09%+        1.11%          1.09%        1.11%       1.13%         1.14%
          Net investment income ***                    4.66%+        4.86%          4.89%        4.61%       4.87%         5.21%

*** As required, effective April 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the six months ended September 30, 2001, was to increase net investment income per share and decrease net realized and unrealized gains and losses per share. The impact of this change calculates to less than $0.01 per share. In addition, the ratio of net investment income to average net assets increased by 0.01%. Per share, ratios, and supplemental data for periods prior to April 1, 2001, have not been restated to reflect this change in presentation.

  + Annualized.
 ++ Not annualized.
+++ Per share amount was less than $0.01.
  # Per share data are based on
    average shares outstanding.
 ## Ratios do not reflect reductions from certain expense offset arrangements.
  @ Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.

SEE NOTES TO FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------------------------------------------------------
                                              VIRGINIA FUND
-------------------------------------------------------------------------------------------------------------------------------
                                           SIX MONTHS ENDED                               YEAR ENDED MARCH 31,
                                         SEPTEMBER 30, 2001     ---------------------------------------------------------------
                                                 (UNAUDITED)         2001           2000         1999        1998          1997
-------------------------------------------------------------------------------------------------------------------------------
                                                    CLASS B
-------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD):
Net asset value - beginning of period             $   11.35     $   10.91      $   11.60    $   11.61   $   11.06     $   11.21
                                                  ---------     ---------      ---------    ---------   ---------     ---------
Income from investment operations#***
  Net investment income**                         $    0.24     $    0.48      $    0.49    $    0.47   $    0.49     $    0.51
  Net realized and unrealized gain (loss) on
    investments                                        0.03          0.44          (0.70)       (0.01)       0.56         (0.15)
                                                  ---------     ---------      ---------    ---------   ---------     ---------
    Total from investment operations              $    0.27     $    0.92      $   (0.21)   $    0.46   $    1.05     $    0.36
                                                  ---------     ---------      ---------    ---------   ---------     ---------
Less distributions declared to shareholders -
  From net investment income                      $   (0.24)    $   (0.48)     $   (0.48)   $   (0.47)  $   (0.49)    $   (0.51)
  In excess of net investment income                     --         (0.00)+++         --           --       (0.01)           --
                                                  ---------     ---------      ---------    ---------   ---------     ---------
    Total distributions declared to shareholders  $   (0.24)    $   (0.48)     $   (0.48)   $   (0.47)  $   (0.50)    $   (0.51)
                                                  ---------     ---------      ---------    ---------   ---------     ---------
Net asset value - end of period                   $   11.38     $   11.35      $   10.91    $   11.60   $   11.61     $   11.06
                                                  ---------     ---------      ---------    ---------   ---------     ---------
Total return                                           2.37%++       8.76%         (1.73)%       4.04%       9.61%         3.24%
RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL
 DATA**:
  Expenses##                                           1.54%+        1.56%          1.56%        1.64%       1.68%         1.78%
  Net investment income***                             4.20%+        4.39%          4.42%        4.08%       4.32%         4.57%
PORTFOLIO TURNOVER                                        4%           24%            13%          24%         39%           42%
NET ASSETS AT END OF PERIOD (000 OMITTED)         $  30,774     $  29,872      $  29,316    $  35,644   $  32,902     $  30,567

 ** The investment adviser voluntarily waived a portion of its fee for certain of the periods indicated. If this fee had been incurred by the fund, the net investment income per share and the ratios would have been:

      Net investment income***                    $    0.23     $    0.46      $    0.47    $    0.46   $    0.48     $    0.50
      RATIOS (TO AVERAGE NET ASSETS):
        Expenses##                                     1.74%+        1.76%          1.74%        1.76%       1.78%         1.84%
        Net investment income***                       4.00%+        4.19%         4.24%        3.96%       4.22%         4.51%

*** As required, effective April 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the six months ended September 30, 2001, was to increase net investment income per share and decrease net realized and unrealized gains and losses per share. The impact of this change calculates to less than $0.01 per share. In addition, the ratio of net investment income to average net assets increased by 0.01%. Per share, ratios, and supplemental data for periods prior to April 1, 2001, have not been restated to reflect this change in presentation.

  + Annualized.
 ++ Not annualized.
+++ Per share amount was less than $0.01.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect reductions from certain expense offset arrangements.

SEE NOTES TO FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------------------------------------------------------
                                              VIRGINIA FUND
-------------------------------------------------------------------------------------------------------------------------------
                                           SIX MONTHS ENDED                               YEAR ENDED MARCH 31,
                                         SEPTEMBER 30, 2001     ---------------------------------------------------------------
                                                (UNAUDITED)          2001           2000         1999        1998          1997
-------------------------------------------------------------------------------------------------------------------------------
                                                    CLASS C
-------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD):
Net asset value - beginning of period             $   11.36     $   10.91      $   11.60    $   11.61   $   11.06     $   11.21
                                                  ---------     ---------      ---------    ---------   ---------     ---------
Income from investment operations#***
  Net investment income**                         $    0.24     $    0.48      $    0.49    $    0.47   $    0.49     $    0.52
  Net realized and unrealized gain (loss) on
    investments                                        0.03          0.45          (0.70)       (0.01)       0.56         (0.16)
                                                  ---------     ---------      ---------    ---------   ---------     ---------
    Total from investment operations              $    0.27     $    0.93      $   (0.21)   $    0.46   $    1.05     $    0.36
                                                  ---------     ---------      ---------    ---------   ---------     ---------
Less distributions declared to shareholders -
  From net investment income                      $   (0.24)    $   (0.48)     $   (0.48)   $   (0.47)  $   (0.49)    $   (0.51)
  In excess of net investment income                     --         (0.00)+++         --           --       (0.01)           --
                                                  ---------     ---------      ---------    ---------   ---------     ---------
    Total distributions declared to shareholders  $   (0.24)    $   (0.48)     $   (0.48)   $   (0.47)  $   (0.50)    $   (0.51)
                                                  ---------     ---------      ---------    ---------   ---------     ---------
Net asset value - end of period                   $   11.39     $   11.36      $   10.91    $   11.60   $   11.61     $   11.06
                                                  ---------     ---------      ---------    ---------   ---------     ---------
Total return                                           2.37%++       8.85%         (1.73)%       4.04%       9.61%         3.30%
RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL
 DATA**:
  Expenses##                                           1.54%+        1.56%          1.56%        1.64%       1.68%         1.72%
  Net investment income***                             4.20%+        4.37%          4.42%        4.08%       4.32%         4.63%
PORTFOLIO TURNOVER                                        4%           24%            13%          24%         39%           42%
NET ASSETS AT END OF PERIOD (000 OMITTED)         $   9,146     $   6,965      $   5,171    $   6,523   $   3,082     $   3,182

 ** The investment adviser voluntarily waived a portion of its fee for certain of the periods indicated. If this fee had been incurred by the fund, the net investment income per share and the ratios would have been:

      Net investment income***                    $    0.23     $    0.46      $    0.47    $    0.46   $    0.48     $    0.51
      RATIOS (TO AVERAGE NET ASSETS):
        Expenses##                                     1.74%+        1.76%          1.74%        1.76%       1.78%         1.78%
        Net investment income***                       4.00%+        4.17%          4.24%        3.96%       4.22%         4.57%

*** As required, effective April 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the six months ended September 30, 2001, was to increase net investment income per share and decrease net realized and unrealized gains and losses per share. The impact of this change calculates to less than $0.01 per share. In addition, the ratio of net investment income to average net assets increased by 0.01%. Per share, ratios, and supplemental data for periods prior to April 1, 2001, have not been restated to reflect this change in presentation.

  + Annualized.
 ++ Not annualized.
+++ Per share amount was less than $0.01.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect reductions from certain expense offset arrangements.

SEE NOTES TO FINANCIAL STATEMENTS.

----------------------------------------------------------------------------------------------------------------------------------
                                         WEST VIRGINIA FUND
----------------------------------------------------------------------------------------------------------------------------------
                                           SIX MONTHS ENDED                               YEAR ENDED MARCH 31,
                                         SEPTEMBER 30, 2001     ------------------------------------------------------------------
                                                (UNAUDITED)          2001           2000         1999           1998          1997
----------------------------------------------------------------------------------------------------------------------------------
                                                    CLASS A
----------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD):
Net asset value - beginning of period             $   11.45     $   10.95      $   11.75    $   11.77      $   11.31     $   11.33
                                                  ---------     ---------      ---------    ---------      ---------     ---------
Income from investment operations# *** -
  Net investment income**                         $    0.28     $    0.57      $    0.57    $    0.56      $    0.58     $    0.60
  Net realized and unrealized gain (loss) on
    investments                                        0.11          0.50          (0.80)       (0.01)          0.47         (0.02)
                                                  ---------     ---------      ---------    ---------      ---------     ---------
    Total from investment operations              $    0.39     $    1.07      $   (0.23)   $    0.55      $    1.05     $    0.58
                                                  ---------     ---------      ---------    ---------      ---------     ---------
Less distributions declared to shareholders -
  From net investment income                      $   (0.28)    $   (0.57)     $   (0.57)   $   (0.57)     $   (0.58)    $   (0.60)
  In excess of net investment income                 --             --             --           (0.00)+++      (0.01)
                                                  ---------     ---------      ---------    ---------      ---------     ---------
    Total distributions declared to shareholders  $   (0.28)    $   (0.57)     $   (0.57)   $   (0.57)     $   (0.59)    $   (0.60)
                                                  ---------     ---------      ---------    ---------      ---------     ---------
Net asset value - end of period                   $   11.56     $   11.45      $   10.95    $   11.75      $   11.77     $   11.31
                                                  ---------     ---------      ---------    ---------      ---------     ---------
Total return@                                          3.45%++      10.04%         (1.89)%       4.73%          9.42%         5.20%
RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL
 DATA**:
  Expenses##                                           0.98%+        0.95%          0.95%        1.02%          1.10%         1.17%
  Net investment income***                             4.91%+        5.14%          5.13%        4.78%          4.98%         5.28%
PORTFOLIO TURNOVER                                        1%            9%            30%          13%            17%           21%
NET ASSETS AT END OF PERIOD (000 OMITTED)         $ 120,428     $ 118,862      $ 117,174    $ 133,456      $ 130,002     $ 126,107

 ** The investment adviser voluntarily waived a portion of its fee for certain of the periods indicated. If this fee had been incurred by the fund, the net investment income per share and the ratios would have been:

      Net investment income***                    $    0.27     $    0.55      $    0.55    $    0.55      $    0.57           --
      RATIOS (TO AVERAGE NET ASSETS):
        Expenses##                                     1.18%+        1.15%          1.13%        1.14%          1.17%          --
        Net investment income***                       4.71%+        4.94%          4.95%        4.66%          4.91%          --

 *** As required, effective April 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the six months ended September 30, 2001, was to increase net investment income per share and decrease net realized and unrealized gains and losses per share. The impact of this change calculates to less than $0.01 per share. In addition, the ratio of net investment income to average net assets increased by 0.02%. Per share, ratios, and supplemental data for periods prior to April 1, 2001, have not been restated to reflect this change in presentation.

  + Annualized.
 ++ Not annualized.
+++ Per share amount was less than $0.01.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect reductions from certain expense offset arrangements.
  @ Total returns for Class A shares do not include the applicable sales charge.
    If the charge had been included, the results would have been lower.

SEE NOTES TO FINANCIAL STATEMENTS.

----------------------------------------------------------------------------------------------------------------------------------
                                         WEST VIRGINIA FUND
----------------------------------------------------------------------------------------------------------------------------------
                                           SIX MONTHS ENDED                               YEAR ENDED MARCH 31,
                                         SEPTEMBER 30, 2001     ------------------------------------------------------------------
                                                (UNAUDITED)          2001           2000         1999        1998          1997
----------------------------------------------------------------------------------------------------------------------------------
                                                    CLASS B
----------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD):
Net asset value - beginning of period             $   11.44     $   10.94      $   11.74    $   11.77     $   11.31     $   11.33
                                                  ---------     ---------      ---------    ---------     ---------     ---------
Income from investment operations# *** -
  Net investment income**                         $    0.24     $    0.50      $    0.50    $    0.49     $    0.51     $    0.52
  Net realized and unrealized gain (loss) on
    investments                                        0.12          0.50          (0.80)       (0.03)         0.46         (0.02)
                                                  ---------     ---------      ---------    ---------     ---------     ---------
    Total from investment operations              $    0.36     $    1.00      $   (0.30)   $    0.46     $    0.97     $    0.50
                                                  ---------     ---------      ---------    ---------     ---------     ---------
Less distributions declared to shareholders -
  From net investment income                      $   (0.24)    $   (0.50)     $   (0.50)   $   (0.49)    $   (0.51)    $   (0.52)
  In excess of net investment income                 --            --             --            (0.00)+++     (0.00)+++        --
                                                  ---------     ---------      ---------    ---------     ---------     ---------
    Total distributions declared to shareholders  $   (0.24)    $   (0.50)     $   (0.50)   $   (0.49)    $   (0.51)    $   (0.52)
                                                  ---------     ---------      ---------    ---------     ---------     ---------
Net asset value - end of period                   $   11.56     $   11.44      $   10.94    $   11.74     $   11.77     $   11.31
                                                  ---------     ---------      ---------    ---------     ---------     ---------
Total return                                           3.21%++       9.34%         (2.53)%       3.97%         8.72%         4.47%
RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL
  DATA**:
  Expenses##                                           1.63%+        1.60%          1.60%        1.67%         1.75%         1.87%
  Net investment income***                             4.26%+        4.48%          4.48%        4.13%         4.33%         4.57%
PORTFOLIO TURNOVER                                        1%            9%            30%          13%           17%           21%
NET ASSETS AT END OF PERIOD (000 OMITTED)         $  16,867     $  16,170      $  14,727    $  17,166     $  15,472     $ 1 3,587

 ** The investment adviser voluntarily waived a portion of its fee for certain of the periods indicated. If this fee had been incurred by the fund, the net investment income per share and the ratios would have been:

      Net investment income***                    $    0.23     $    0.48      $    0.48    $    0.48   $    0.50         --
      RATIOS (TO AVERAGE NET ASSETS):
        Expenses##                                     1.83%+        1.80%          1.78%        1.79%       1.82%        --
        Net investment income***                       4.06%+        4.28%          4.30%        4.01%       4.26%        --


*** As required, effective April 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the six months ended September 30, 2001, was to increase net investment income per share and decrease net realized and unrealized gains and losses per share. The impact of this change calculates to less than $0.01 per share. In addition, the ratio of net investment income to average net assets increased by 0.02%. Per share, ratios, and supplemental data for periods prior to April 1, 2001, have not been restated to reflect this change in presentation.

  + Annualized.
 ++ Not annualized.
+++ Per share amount was less than $0.01.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect reductions from certain expense offset arrangements.

SEE NOTES TO FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

(1) Business and Organization
MFS Mississippi Municipal Bond Fund (Mississippi Fund), MFS New York Municipal Bond Fund (New York Fund), MFS North Carolina Municipal Bond Fund (North Carolina Fund), MFS Pennsylvania Municipal Bond Fund (Pennsylvania Fund), MFS South Carolina Municipal Bond Fund (South Carolina Fund), MFS Tennessee Municipal Bond Fund (Tennessee Fund), MFS Virginia Municipal Bond Fund (Virginia
Fund), and MFS West Virginia Municipal Bond Fund (West Virginia Fund) are each a non-diversified series of MFS Municipal Series Trust (the Trust). The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
GENERAL - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Because each fund invests primarily in the securities of a single state and its political subdivisions, each fund is vulnerable to the effects of changes in the legal and economic environment of the particular state.

INVESTMENT VALUATIONS - Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Futures contracts listed on commodities exchanges are reported at market value using closing settlement prices. Securities for which there are no such quotations or valuations are valued in good faith at the direction of the Trustees.

FUTURES CONTRACTS - Each fund may enter into futures contracts for the delayed delivery of securities or contracts based on financial indices at a fixed price on a future date. In entering such contracts, each fund is required to deposit with the broker either in cash or securities an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by the fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the fund. Each fund's investment in futures contracts is designed to hedge against anticipated future changes in interest rates or securities prices. Investments in interest rate futures for purposes other than hedging may be made to modify the duration of the portfolio without incurring the additional transaction costs involved in buying and selling the underlying securities. Should interest rates or securities prices move unexpectedly, the fund may not achieve the anticipated benefits of the futures contracts and may realize a loss.

INVESTMENT TRANSACTIONS AND INCOME - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with generally accepted accounting principles. All premium and original issue discount is amortized or accreted for tax reporting purposes as required by federal income tax regulations. Interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date. Some securities may be purchased on a "when-issued" or "forward delivery" basis, which means that the securities will be delivered to the fund at a future date, usually beyond customary settlement time.

Legal fees and other related expenses incurred to preserve and protect the value of a security owned are added to the cost of the security; other legal fees are expensed. Capital infusions made directly to the security issuer, which are generally non-recurring, incurred to protect or enhance the value of high-yield debt securities, are reported as additions to the cost basis of the security. Costs that are incurred to negotiate the terms or conditions of capital infusions or that are expected to result in a plan of reorganization are reported as realized losses. Ongoing costs incurred to protect or enhance an investment, or costs incurred to pursue other claims or legal actions, are expensed.

FEES PAID INDIRECTLY - Each fund's custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount is shown as a reduction of total expenses on the Statement of Operations.

TAX MATTERS AND DISTRIBUTIONS - Each fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net tax-exempt and taxable net income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided. Distributions paid by each fund from net interest received on tax-exempt municipal bonds are not includable by shareholders as gross income for federal income tax purposes because each fund intends to meet certain requirements of the Code applicable to regulated investment companies, which will enable each fund to pay exempt-interest dividends. The portion of such interest, if any, earned on private activity bonds issued after August 7, 1986, may be considered a tax-preference item to shareholders.

Distributions to shareholders are recorded on the ex-dividend date. Each fund distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. Common types of book and tax differences that could occur include differences in accounting for currency transactions, mortgage-backed securities, derivatives, real estate investment trusts, defaulted bonds, capital losses, and amortization and accretion on debt securities.

At March 31, 2001, the following funds, for federal income tax purposes, had a capital loss carryforward, which may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration.

                    MISSISSIPPI    NEW YORK  NORTH CAROLINA  PENNSYLVANIA  SOUTH CAROLINA  TENNESSEE     VIRGINIA   WEST VIRGINIA
EXPIRATION DATE            FUND        FUND            FUND          FUND            FUND       FUND         FUND            FUND
----------------------------------------------------------------------------------------------------------------------------------
March 31, 2003      $        --   $      --     $  (686,899)  $        --     $        --  $      --   $        --    $        --
March 31, 2004       (1,904,372)         --              --      (935,505)             --         --            --      2,079,974)
March 31, 2005         (228,833)         --              --      (533,472)             --         --      (557,561)      (714,690)
March 31, 2008               --    (364,605)        (65,023)      (43,665)       (308,852)  (546,400)                     (58,823)
March 31, 2009               --          --      (1,350,522)     (175,279)     (2,657,520)  (362,808)   (1,733,400)      (220,540)
                    -----------  ----------     -----------   -----------     -----------  ---------   -----------    -----------
Total               $(2,133,205)  $(364,605)    $(2,102,444)  $(1,687,921)    $(2,966,372) $(909,208)  $(2,290,961)   $(3,074,027)
                    ===========  ==========     ===========   ===========     ===========  =========   ===========    ===========

MULTIPLE CLASSES OF SHARES OF BENEFICIAL INTEREST - Each fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the fund based on the value of settled shares outstanding of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase.

(3) Transactions with Affiliates

INVESTMENT ADVISER - Each fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.55% of each fund's average daily net assets. The investment adviser has voluntarily agreed to waive a portion of its fee, which is shown as a reduction of total expenses in the Statement of Operations. Management fees incurred for the six months ended September 30, 2001, were 0.35% of average daily net assets on an annualized basis.

The Pennsylvania Fund has a temporary expense reimbursement agreement whereby MFS has voluntarily agreed to pay all of the fund's operating expenses, exclusive of management, distribution, and service fees. The Pennsylvania Fund in turn will pay MFS an expense reimbursement fee not greater than 0.40% of average daily net assets. The investment adviser agreed to waive 0.40% of the reimbursement fee for an indefinite period of time. To the extent that the expense reimbursement fee exceeds the Pennsylvania Fund's actual expenses, the excess will be applied to amounts paid by MFS in prior years. At September 30, 2001, aggregate unreimbursed expenses amounted to $164,539. During the six months ended September 30, 2001, MFS did not impose the reimbursement fee of $119,314.

Each fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the fund, all of whom receive remuneration for their services to each fund from MFS. Certain officers and Trustees of each fund are officers or directors of Massachusetts Financial Services Company
(MFS), MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). Each fund has an unfunded defined benefit plan for all of its independent Trustees. Included in Trustees' compensation for the six months ended September 30, 2001, is a net periodic pension expense for each fund as follows:

MISSISSIPPI    NEW YORK   NORTH CAROLINA   PENNSYLVANIA    SOUTH CAROLINA    TENNESSEE     VIRGINIA    WEST VIRGINIA
       FUND        FUND             FUND           FUND              FUND         FUND         FUND             FUND
--------------------------------------------------------------------------------------------------------------------
     $2,893      $2,323           $3,050         $2,957            $3,044       $2,837       $3,049           $3,043

ADMINISTRATOR - The trust has an administrative services agreement with MFS to provide the trust with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, each fund pays MFS an administrative fee at the following annual percentages of each fund's average daily net assets:

               First $2 billion                 0.0175%
               Next  $2.5 billion               0.0130%
               Next  $2.5 billion               0.0005%
               In excess of $7 billion          0.0000%

DISTRIBUTOR - MFD, a wholly owned subsidiary of MFS, as distributor, received the following amounts as its portion of the sales charges on sales of Class A shares for the six months ended September 30, 2001:

MISSISSIPPI        NEW YORK     NORTH CAROLINA      PENNSYLVANIA      SOUTH CAROLINA      TENNESSEE      VIRGINIA    WEST VIRGINIA
       FUND            FUND               FUND              FUND                FUND           FUND          FUND             FUND
----------------------------------------------------------------------------------------------------------------------------------
    $14,571         $14,911            $35,373           $40,582             $14,433        $26,747       $34,461          $14,181

The Trustees have adopted a distribution plan for Class A, Class B, and Class C shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

Each fund's distribution plan provides that the fund will pay MFD up to 0.35% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of the fund related to the distribution and servicing of its shares. These expenses include a service fee paid to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum of the fund's average daily net assets attributable to Class A shares which are attributable to that securities dealer and a distribution fee to MFD of up to 0.10% per annum of the fund's average daily net assets attributable to Class A shares. For the six months ended September 30, 2001, MFD retained the following service fees for accounts not attributable to a securities dealer:

MISSISSIPPI      NEW YORK      NORTH CAROLINA      PENNSYLVANIA      SOUTH CAROLINA      TENNESSEE      VIRGINIA    WEST VIRGINIA
       FUND          FUND                FUND              FUND                FUND           FUND          FUND             FUND
---------------------------------------------------------------------------------------------------------------------------------
         --        $6,494             $11,230                --              $3,709         $2,485       $12,270           $5,071

During the six months ended September 30, 2001, fees incurred under the distribution plan as a percentage of each fund's average daily net assets attributable to Class A shares on an annualized basis were as follows:

MISSISSIPPI      NEW YORK       NORTH CAROLINA      PENNSYLVANIA      SOUTH CAROLINA      TENNESSEE      VIRGINIA    WEST VIRGINIA
       FUND          FUND                 FUND              FUND                FUND           FUND          FUND             FUND
----------------------------------------------------------------------------------------------------------------------------------
         --         0.25%                0.35%                --               0.35%          0.35%         0.35%            0.35%

Payments of the Mississippi Fund's 0.35% per annum Class A distribution and service fee will commence on such date as the Trustees of the Trust may determine. In the case of the New York and Pennsylvania Funds, payments of the 0.10% per annum Class A distribution fee will be implemented on such date as the Trustees of the Trust may determine. For the Pennsylvania Fund, payments of the 0.25% per annum Class A service fee will commence on the date that the net assets of the fund attributable to Class A shares first equals or exceed $50 million.

Each fund's distribution plan provides that the fund will pay MFD a distribution fee of 0.75% per annum, and a service fee of up to 0.25% per annum, of the fund's average daily net assets attributable to Class B and Class C shares. MFD will pay to securities dealers that enter into a sales agreement with MFD all or a portion of the service fee attributable to Class B and Class C shares, and will pay to such securities dealers all of the distribution fee attributable to Class C shares. The service fee is intended to be consideration for services rendered by the dealer with respect to Class B and Class C shares. MFD retains the service fee for accounts not attributable to a securities dealer. Class B service fees retained for the six months ended September 30, 2001, were as follows:

MISSISSIPPI       NEW YORK       NORTH CAROLINA      PENNSYLVANIA      SOUTH CAROLINA      TENNESSEE      VIRGINIA    WEST VIRGINIA
       FUND           FUND                 FUND              FUND                FUND           FUND          FUND             FUND
-----------------------------------------------------------------------------------------------------------------------------------
         --         $1,348               $1,460                --                $674           $560        $1,009             $352

During the six months ended September 30, 2001, fees incurred under the distribution plan as a percentage of each fund's average daily net assets attributable to Class B shares on an annualized basis were as follows:

MISSISSIPPI       NEW YORK       NORTH CAROLINA      PENNSYLVANIA      SOUTH CAROLINA      TENNESSEE      VIRGINIA    WEST VIRGINIA
       FUND           FUND                 FUND              FUND                FUND           FUND          FUND             FUND
-----------------------------------------------------------------------------------------------------------------------------------
      0.79%          1.00%                1.00%             0.83%               1.00%          1.00%         1.00%            1.00%

MFS retained the service fee for accounts not attributable to a securities dealer, which amounted to $25, $366, and $5 for the New York Fund, North Carolina Fund, and Virginia Fund for Class C shares for the six months ended September 30, 2001. Fees incurred under the distribution plan during the six months ended September 30, 2001, were 1.00% of each of the fund's average daily net assets attributable to Class C shares for the New York, North Carolina and Virginia Funds, on an annualized basis.

Except in the case of the 0.25% per annum Class B service fee paid by the Mississippi Fund upon sale of Class B shares in the first year, payment of the Class B service fee will be suspended until such date as the Trustees of the Trust may determine. Except in the case of the 0.25% per annum Class B service fee paid by the Pennsylvania Fund upon the sale of Class B shares in the first year, payment of the Class B service fee will be suspended until on such date as the Class A service fee first becomes payable.

Certain Class A and Class C shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B shares in the event of a shareholder redemption within six years of purchase. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the six months ended September 30, 2001, for Class A, Class B, and Class C shares, were as follows:

                                                NORTH                        SOUTH                                    WEST
                 MISSISSIPPI    NEW YORK     CAROLINA     PENNSYLVANIA    CAROLINA      TENNESSEE     VIRGINIA    VIRGINIA
CDSC IMPOSED            FUND        FUND         FUND             FUND        FUND           FUND         FUND        FUND
--------------------------------------------------------------------------------------------------------------------------
Class A              $    --    $     --     $  2,256         $     --    $     28       $     --     $     --     $    --
Class B              $ 2,150    $ 25,680     $ 29,303         $ 10,098    $ 19,061       $ 22,301     $ 16,339     $ 5,566
Class C              $    --    $     --     $    283         $     --    $     --       $     --     $    526     $    --

SHAREHOLDER SERVICING AGENT - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of each fund's average daily net assets at an annual rate of 0.10%.

(4) Portfolio Securities
Purchases and sales of investments, other than U.S. government securities, and short-term obligations, were as follows (000's omitted):

                                                NORTH                        SOUTH                                    WEST
                 MISSISSIPPI    NEW YORK     CAROLINA     PENNSYLVANIA    CAROLINA      TENNESSEE     VIRGINIA    VIRGINIA
                        FUND        FUND         FUND             FUND        FUND           FUND         FUND        FUND
--------------------------------------------------------------------------------------------------------------------------
Purchases            $ 5,268    $ 13,919     $ 24,578         $ 12,646    $ 11,381        $ 6,565    $  17,488     $ 2,693
Sales                  2,352       7,257       28,528              851       5,717          4,143       16,332       1,312

The cost and unrealized appreciation and depreciation in the value of the investments owned by each fund, as computed on a federal income tax basis, are as follows:

                                                                NORTH                      SOUTH                                WEST
                                 MISSISSIPPI    NEW YORK     CAROLINA   PENNSYLVANIA    CAROLINA    TENNESSEE    VIRGINIA   VIRGINIA
                                        FUND        FUND         FUND           FUND        FUND         FUND        FUND       FUND
------------------------------------------------------------------------------------------------------------------------------------
Aggregate cost                     $ 77,596    $ 154,172    $ 361,675       $ 63,820   $ 148,454    $ 119,629   $ 322,420 $ 125,731
                                   --------    ---------    ---------       --------   ---------    ----------  --------- ----------
Gross unrealized appreciation      $  4,479    $  12,557    $  23,658       $  3,370   $  10,973    $   7,772   $  18,602 $   9,390
Gross unrealized depreciation          (231)        (280)        (167)           (68)        (68)        (160)       (736)     (103)
                                   --------    ---------    ---------       --------   ---------    ----------  --------- ----------
Net unrealized appreciation        $  4,248    $  12,277    $  23,491       $  3,302   $  10,905     $  7,612   $  17,866 $   9,287
                                   ========    =========    =========       =========  =========     =========  ========= ==========

(5) Shares of Beneficial Interest
Each fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

CLASS A SHARES                                          MISSISSIPPI FUND                 NEW YORK FUND           NORTH CAROLINA FUND
                                                 -----------------------        ----------------------       -----------------------
SIX MONTHS ENDED SEPTEMBER 30, 2001 (000 OMITTED)  SHARES         AMOUNT         SHARES         AMOUNT         SHARES         AMOUNT
------------------------------------------------------------------------------------------------------------------------------------
Shares sold                                           565        $ 5,510            916       $ 10,194            740       $ 8,792
Shares issued to shareholders in
  reinvestment of distributions                        85            835            172          1,917            357         4,245
Shares reacquired                                    (242)        (2,359)          (801)        (8,929)        (1,124)      (13,328)
                                                 --------        -------        -------       --------       --------      ---------
  Net increase (decrease)                             408        $ 3,986            287       $  3,182            (27)      $  (291)
                                                 ========       ========        =======       ========       ========      =========

YEAR ENDED MARCH 31, 2001 (000 OMITTED)            SHARES         AMOUNT         SHARES         AMOUNT         SHARES         AMOUNT
------------------------------------------------------------------------------------------------------------------------------------
Shares sold                                           661       $  6,318          3,052      $  33,714          1,102     $  12,753
Shares issued to shareholders in
  reinvestment of distributions                       168          1,601            283          3,049            758         8,748
Shares reacquired                                    (994)        (9,351)        (1,617)       (18,739)        (3,285)      (37,741)
                                                 --------       --------        -------       --------       --------      ---------
   Net increase (decrease)                           (165)      $ (1,432)         1,718      $  18,024         (1,425)    $ (16,240)
                                                 ========       ========        =======       ========       ========      =========

                                                       PENNSYLVANIA FUND           SOUTH CAROLINA FUND                TENNESSEE FUND
                                                 -----------------------       -----------------------       -----------------------
SIX MONTHS ENDED SEPTEMBER 30, 2001 (000 OMITTED)  SHARES         AMOUNT         SHARES         AMOUNT         SHARES         AMOUNT
------------------------------------------------------------------------------------------------------------------------------------
Shares sold                                         1,023       $ 10,061            544       $  6,648            403      $  4,283
Shares issued to shareholders in
  reinvestment of distributions                        55            539             12          1,502            112         1,185
Shares reacquired                                    (281)        (2,755)          (411)        (4,976)          (441)       (4,658)
                                                 --------       --------       --------       --------       --------      ---------
  Net increase                                        797       $  7,845            256       $  3,174             74      $    810
                                                 ========       ========       ========       ========       ========      =========

YEAR ENDED MARCH 31, 2001 (000 OMITTED)            SHARES         AMOUNT         SHARES         AMOUNT         SHARES         AMOUNT
------------------------------------------------------------------------------------------------------------------------------------
Shares sold                                           988       $  9,532            730       $  8,676            520      $  5,347
Shares issued to shareholders in
  reinvestment of distributions                        83            800            258          3,045            230         2,366
Shares reacquired                                    (360)        (3,421)        (1,517)       (17,821)        (1,305)      (13,424)
                                                 --------       --------       --------       --------       --------      ---------
  Net increase (decrease)                             711       $  6,911           (529)      $ (6,100)          (555)     $ (5,711)
                                                 ========       ========       ========       ========       ========      =========

                                                                                         VIRGINIA FUND            WEST VIRGINIA FUND
                                                                               -----------------------       -----------------------
SIX MONTHS ENDED SEPTEMBER 30, 2001 (000 OMITTED)                                SHARES         AMOUNT         SHARES         AMOUNT
------------------------------------------------------------------------------------------------------------------------------------
Shares sold                                                                         805       $  9,145            218      $  2,507
Shares issued to shareholders in
  reinvestment of distributions                                                     322          3,651            147         1,677
Shares reacquired                                                                (1,090)       (12,365)          (336)       (3,831)
                                                                               --------       --------       --------      ---------
  Net increase                                                                       37       $    431             29      $    353
                                                                               ========       ========       ========      =========

YEAR ENDED MARCH 31, 2001 (000 OMITTED)                                          SHARES         AMOUNT         SHARES         AMOUNT
------------------------------------------------------------------------------------------------------------------------------------
Shares sold                                                                       1,290       $ 14,307            402      $  4,487
Shares issued to shareholders in
  reinvestment of distributions                                                     696          7,699            296         3,298
Shares reacquired                                                                (3,751)       (41,416)        (1,017)      (11,199)
                                                                               --------       --------       --------      ---------
  Net decrease                                                                   (1,765)      $(19,410)          (319)     $ (3,414)
                                                                               ========       ========       ========      =========


CLASS B SHARES                                          MISSISSIPPI FUND                 NEW YORK FUND           NORTH CAROLINA FUND
                                                 -----------------------       -----------------------       -----------------------
SIX MONTHS ENDED SEPTEMBER 30, 2001 (000 OMITTED)  SHARES         AMOUNT         SHARES         AMOUNT         SHARES         AMOUNT
------------------------------------------------------------------------------------------------------------------------------------
Shares sold                                           119       $  1,161            562       $  6,273            463      $  5,479
Shares issued to shareholders in
  reinvestment of distributions                        11            109             27            296             61           729
Shares reacquired                                     (79)          (782)          (244)        (2,707)          (340)       (4,041)
                                                 --------       --------       --------       --------       --------      ---------
  Net increase                                         51       $    488            345       $  3,862            184      $  2,167
                                                 ========       ========       ========       ========       ========      =========

YEAR ENDED MARCH 31, 2001 (000 OMITTED)            SHARES         AMOUNT         SHARES         AMOUNT         SHARES         AMOUNT
------------------------------------------------------------------------------------------------------------------------------------
Shares sold                                           141       $  1,363            749       $  8,181          1,322      $ 15,488
Shares issued to shareholders in
  reinvestment of distributions                        20            187             47            513            112         1,297
Shares reacquired                                    (189)        (1,792)          (380)        (4,358)          (649)       (7,474)
                                                 --------       --------       --------       --------       --------      ---------
  Net increase (decrease)                             (28)      $   (242)           416       $  4,336            785      $  9,311
                                                 ========       ========       ========       ========       ========      =========

                                                       PENNSYLVANIA FUND           SOUTH CAROLINA FUND                TENNESSEE FUND
                                                 -----------------------        ----------------------         ---------------------
SIX MONTHS ENDED SEPTEMBER 30, 2001 (000 OMITTED)  SHARES         AMOUNT         SHARES         AMOUNT         SHARES         AMOUNT
------------------------------------------------------------------------------------------------------------------------------------
Shares sold                                           621       $  6,135            316       $  3,829            413      $  4,347
Shares issued to shareholders in
  reinvestment of distributions                        26            253             34            412             25           262
Shares reacquired                                    (195)        (1,916)          (162)        (1,968)          (148)       (1,548)
                                                 --------       --------       --------       --------       --------      ---------
  Net increase (decrease)                             452       $  4,472            188       $  2,273            290      $  3,061
                                                 ========       ========       ========       ========       ========      =========

YEAR ENDED MARCH 31, 2001 (000 OMITTED)            SHARES         AMOUNT         SHARES         AMOUNT         SHARES         AMOUNT
------------------------------------------------------------------------------------------------------------------------------------
Shares sold                                           511       $  4,946            426       $  5,094            338      $  3,494
Shares issued to shareholders in
  reinvestment of distributions                        47            445             60            710             45           459
Shares reacquired                                    (313)        (3,001)          (467)        (5,496)          (257)       (2,638)
                                                 --------       --------       --------       --------       --------      ---------
  Net increase                                        245       $  2,390             19       $    308            126      $  1,315
                                                 ========       ========       ========       ========       ========      =========

                                                                                         VIRGINIA FUND            WEST VIRGINIA FUND
                                                                               -----------------------       -----------------------
SIX MONTHS ENDED SEPTEMBER 30, 2001 (000 OMITTED)                                SHARES         AMOUNT         SHARES         AMOUNT
------------------------------------------------------------------------------------------------------------------------------------
Shares sold                                                                         244       $  2,766            115      $  1,315
Shares issued to shareholders in
  reinvestment of distributions                                                      28            312             17           199
Shares reacquired                                                                  (200)        (2,271)           (86)         (994)
                                                                               --------       --------       --------      ---------
  Net increase                                                                       72       $    807             46      $    520
                                                                               ========       ========       ========      =========

YEAR ENDED MARCH 31, 2001 (000 OMITTED)                                          SHARES         AMOUNT         SHARES         AMOUNT
------------------------------------------------------------------------------------------------------------------------------------
Shares sold                                                                         401       $  4,451            135      $  1,522
Shares issued to shareholders in
  reinvestment of distributions                                                      56            619             34           379
Shares reacquired                                                                  (512)        (5,647)          (101)       (1,126)
                                                                               --------       --------       --------      ---------
  Net increase (decrease)                                                           (55)      $   (577)            68      $    775
                                                                               ========       ========       ========      =========

CLASS C SHARES                                             NEW YORK FUND           NORTH CAROLINA FUND                 VIRGINIA FUND
                                                 -----------------------       -----------------------       -----------------------
SIX MONTHS ENDED SEPTEMBER 30, 2001 (000 OMITTED)  SHARES         AMOUNT         SHARES         AMOUNT         SHARES         AMOUNT
------------------------------------------------------------------------------------------------------------------------------------
Shares sold                                           105       $  1,170            273       $  3,241            209      $  2,362
Shares issued to shareholders in
  reinvestment of distributions                        13            144             22            267             11           129
Shares reacquired                                     (39)          (438)           (52)          (623)           (30)         (342)
                                                 --------       --------       --------       --------       --------      ---------
  Net increase                                         79       $    876            243       $  2,885            190      $  2,149
                                                 ========       ========       ========       ========       ========      =========

YEAR ENDED MARCH 31, 2001 (000 OMITTED)          SHARES*         AMOUNT*        SHARES         AMOUNT         SHARES         AMOUNT
------------------------------------------------------------------------------------------------------------------------------------
Shares sold                                           771       $  8,561            599       $  6,952            184       $ 2,055
Shares issued to shareholders in
  reinvestment of distributions                         1             15             35            406             17           191
Shares reacquired                                      (1)           (90)          (279)        (3,244)           (62)         (676)
                                                 --------       --------       --------       --------       --------      ---------
  Net increase                                        771       $  8,486            355       $  4,114            139       $ 1,570
                                                 ========       ========       ========       ========       ========      =========

* For the period from the inception of Class C Shares, December 11, 2000, through March 31, 2001.

(6) Line of Credit
The trust and other affiliated funds participate in a $1.225 billion unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to each fund for the six months ended September 30, 2001, ranged from $27 to $2,205. The funds had no borrowings during the period.

(7) Financial Instruments
The trust trades financial instruments with off-balance-sheet risk in the normal course of its investing activities in order to manage exposure to market risks such as interest rates. These financial instruments include futures contracts. The notional or contractual amounts of these instruments represent the investment a fund has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

                                                                                                                 UNREALIZED
                                                                                                               APPRECIATION
FUND                            DESCRIPTION               EXPIRATION            CONTRACTS      POSITION       (DEPRECIATION)
----------------------------------------------------------------------------------------------------------------------------
Mississippi Fund          Municipal Bond Index            December 2001           35             Long              $(13,203)

New York Fund             Municipal Bond Index            December 2001           25             Long              $ (1,444)

Pennsylvania              Municipal Bond Index            December 2001            9             Short             $  5,346

South Carolina            Municipal Bond Index            December 2001           28             Long              $(10,444)

Tennessee Fund            Municipal Bond Index            December 2001           42             Long              $(15,279)

Virginia                  Municipal Bond Index            December 2001           15             Short             $  4,655

At September 30, 2001, the Mississippi, New York, Pennsylvania, South Carolina, Tennessee, and Virginia funds had sufficient cash and/or securities to cover any margin requirements under these contracts.

(8) Restricted Securities
Each fund may invest not more than 15% of its net assets in securities which are subject to legal or contractual restrictions on resale. At September 30, 2001, the funds owned the following restricted securities, excluding securities issued under Rule 144A, which may not be publicly sold without registration under the Securities Act of 1933. Each fund does not have the right to demand that such securities be registered. The value of these securities is determined by valuations furnished by dealers or by a pricing service, or if not available, in good faith at the direction of the Trustees.

                                                                                                      DATE OF     PRINCIPAL
FUND                  DESCRIPTION                                                                 ACQUISITION        AMOUNT
---------------------------------------------------------------------------------------------------------------------------
Mississippi Fund      Guam Power Authority Rev., RITES, AMBAC, 8.143s, 2013                           5/20/99     1,000,000
                      Puerto Rico Municipal Finance Agency, RITES, FSA, 8.722s, 2017                   1/6/00       750,000
                      Puerto Rico Public Finance Corp., RITES, AMBAC, 8.472s, 2013                    9/30/99       500,000

New York Fund         Guam Power Authority Rev., RITES, AMBAC, 8.143s, 2014                           5/20/99       500,000
                      Niagara Falls, NY, Bridge Commission Toll Rev., RITES, FGIC, 8.182s, 2015       5/21/99     3,500,000
                      Triborough Bridge & Tunnel Authority, NY, RITES, 8.653s, 2017                   4/18/00     5,000,000

North Carolina Fund   North Carolina Eastern Municipal Power Agency, RITES, AMBAC, 9.462s, 2018       5/26/00     6,500,000
                      Puerto Rico Highway & Transportation Authority Rev., RITES, FSA, 9.722s,2018    2/26/99     5,425,000
                      Puerto Rico Public Finance Corp., RITES, AMBAC, 8.472s, 2016                    9/30/99     1,500,000

Pennsylvania Fund     Guam Power Authority Rev., RITES, AMBAC, 8.143s, 2014                           5/20/99     2,170,000
                      Puerto Rico Public Finance Corp., RITES, AMBAC, 8.472s, 2013                    9/30/99       500,000

South Carolina Fund   Commonwealth of Puerto Rico, RITES, 8.741s, 2018                                10/5/00     2,000,000
                      Commonwealth of Puerto Rico, RITES, 8.741s, 2019                                10/5/00     1,750,000
                      Commonwealth of Puerto Rico, RITES, MBIA, 9.241s, 2020                          3/30/00     2,000,000
                      Puerto Rico Electric Power Authority, RITES, FSA, 8.192s, 2015                  9/30/99     1,000,000
                      Puerto Rico Municipal Finance Agency, RITES, FSA, 9.722s, 2016                   1/6/00       850,000
                      Puerto Rico Public Finance Corp., RITES, AMBAC, 8.472s, 2013                    9/30/99     1,375,000
                      Puerto Rico Public Finance Corp., RITES, AMBAC, 8.472s, 2019                    3/31/99     1,300,000

Virginia Fund         Guam Power Authority Rev., AMBAC, 8.143s, 2015                                  5/20/99     1,010,000
                      Puerto Rico Electric Power Authority, RITES, FSA, 9.241s, 2017                   9/7/00     2,500,000
                      Puerto Rico Electric Power Authority, RITES, FSA, 8.991s, 2019                   9/7/00     1,270,000
                      Puerto Rico Electric Power Authority, RITES, FSA, 8.341s, 2020                   9/7/00     1,250,000
                      Puerto Rico Municipal Finance Agency, RITES, FSA, 9.722s, 2016                   1/6/00     1,105,000
                      Puerto Rico Municipal Finance Agency, RITES, FSA, 8.722s, 2017                   1/6/00       615,000
                      Puerto Rico Public Finance Corp., RITES, AMBAC, 8.472s, 2013                    9/30/99     2,000,000
                      Puerto Rico Public Finance Corp., RITES, AMBAC, 8.472s, 2016                    3/31/99       500,000

West Virginia Fund    Commonwealth of Puerto Rico, RITES, MBIA, 9.241s, 2019                          3/30/00     3,000,000
                      Puerto Rico Municipal Finance Agency, RITES, FSA, 8.722s, 2017                   1/6/00       900,000
                      West Virginia Building Commission, RITES, AMBAC, 8.107s, 2018                    5/5/99     4,520,000
                      West Virginia Building Commission, RITES, AMBAC, 8.107s, 2018                    5/5/99     1,250,000

FUND                 DESCRIPTION                                                                              COST         VALUE
-----------------------------------------------------------------------------------------------------------------------------------
Mississippi Fund     Guam Power Authority Rev., RITES, AMBAC, 8.143s, 2013                           $   1,063,659     $  1,147,520
                     Puerto Rico Municipal Finance Agency, RITES, FSA, 8.722s, 2017                        704,214          850,710
                     Puerto Rico Public Finance Corp., RITES, AMBAC, 8.472s, 2013                          508,407          612,250
                                                                                                                       ------------
                                                                                                                       $  2,610,480
                                                                                                                       ============

New York Fund        Guam Power Authority Rev., RITES, AMBAC, 8.143s, 2014                           $     529,177     $    566,040
                     Niagara Falls, NY, Bridge Commission Toll Rev., RITES, FGIC, 8.182s, 2015           3,741,451        4,063,850
                     Triborough Bridge & Tunnel Authority, NY, RITES, 8.653s, 2017                       5,017,992        5,933,100
                                                                                                                       ------------
                                                                                                                       $  10,562,99
                                                                                                                       ============

North Carolina Fund  North Carolina Eastern Municipal Power Agency, RITES, AMBAC, 9.462s, 2018       $   6,552,130     $  8,138,715
                     Puerto Rico Highway & Transportation Authority Rev., RITES, FSA, 9.722s,2018        6,989,771        7,161,922
                     Puerto Rico Public Finance Corp., RITES, AMBAC, 8.472s, 2016                        1,471,890        1,803,720
                                                                                                                       ------------
                                                                                                                       $  17,104,35
                                                                                                                       ============

Pennsylvania Fund    Guam Power Authority Rev., RITES, AMBAC, 8.143s, 2014                           $   2,286,952     $  2,456,700
                     Puerto Rico Public Finance Corp., RITES, AMBAC, 8.472s, 2013                          508,154          612,250
                                                                                                                       ------------
                                                                                                                       $  3,068,950
                                                                                                                       ============

South Carolina Fund  Commonwealth of Puerto Rico, RITES, 8.741s, 2018                                    2,066,433     $  2,271,000
                     Commonwealth of Puerto Rico, RITES, 8.741s, 2019                                    1,794,108        1,972,670
                     Commonwealth of Puerto Rico, RITES, MBIA, 9.241s, 2020                              2,043,232        2,402,200
                     Puerto Rico Electric Power Authority, RITES, FSA, 8.192s, 2015                        976,500        1,102,620
                     Puerto Rico Municipal Finance Agency, RITES, FSA, 9.722s, 2016                        882,124        1,083,571
                     Puerto Rico Public Finance Corp., RITES, AMBAC, 8.472s, 2013                        1,398,793        1,683,687
                     Puerto Rico Public Finance Corp., RITES, AMBAC, 8.472s, 2019                        1,470,326        1,519,349
                                                                                                                       ------------
                                                                                                                       $  12,035,09
                                                                                                                       ============

Virginia Fund        Guam Power Authority Rev., AMBAC, 8.143s, 2015                                  $   1,051,544     $  1,127,968
                     Puerto Rico Electric Power Authority, RITES, FSA, 9.241s, 2017                      2,759,081        3,056,650
                     Puerto Rico Electric Power Authority, RITES, FSA, 8.991s, 2019                      1,342,390        1,516,012
                     Puerto Rico Electric Power Authority, RITES, FSA, 8.341s, 2020                      1,240,386        1,335,362
                     Puerto Rico Municipal Finance Agency, RITES, FSA, 9.722s, 2016                      1,144,440        1,408,643
                     Puerto Rico Municipal Finance Agency, RITES, FSA, 8.722s, 2017                        577,667          697,582
                     Puerto Rico Public Finance Corp., RITES, AMBAC, 8.472s, 2013                        2,032,616        2,449,000
                     Puerto Rico Public Finance Corp., RITES, AMBAC, 8.472s, 2016                          561,876          601,240
                                                                                                                       ------------
                                                                                                                       $  12,192,45
                                                                                                                       ============

West Virginia Fund   Commonwealth of Puerto Rico, RITES, MBIA, 9.241s, 2019                          $   3,080,372     $  3,603,300
                     Puerto Rico Municipal Finance Agency, RITES, FSA, 8.722s, 2017                        845,366        1,020,852
                     West Virginia Building Commission, RITES, AMBAC, 8.107s, 2018                       4,858,446        5,081,836
                     West Virginia Building Commission, RITES, AMBAC, 8.107s, 2018                       1,343,597        1,408,250
                                                                                                                       ------------
                                                                                                                       $  11,114,23
                                                                                                                       ============

At September 30, 2001, restricted securities constituted the following percentages of each fund's net assets:

MISSISSIPPI           NEW YORK      NORTH CAROLINA         PENNSYLVANIA      SOUTH CAROLINA        VIRGINIA        WEST VIRGINIA
      FUND                FUND                FUND                 FUND                FUND            FUND                 FUND
-------------------------------------------------------------------------------------------------------------------------------
      3.1%                6.2%                4.3%                 4.5%                7.5%            3.5%                 8.1%

(9) Change in Accounting Principle
As required, effective April 1, 2001, the funds adopted the provision of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. Prior to April 1, 2001, the funds did not accrete market discount on debt securities. Based on securities held by the funds on April 1, 2001, the cumulative effect of this accounting change had no impact on total net assets of the fund, but resulted in the following:

                             MISSISSIPPI   NEW YORK  NORTH CAROLINA PENNSYLVANIA SOUTH CAROLINA  TENNESSEE   VIRGINIA WEST VIRGINIA
                                    FUND       FUND            FUND         FUND           FUND       FUND       FUND          FUND
------------------------------------------------------------------------------------------------------------------------------------
Increase in cost of securities   $ 9,696   $ 76,128       $ 405,983     $ 55,178      $ 183,087   $ 58,792  $ 129,988     $ 156,609
Decrease in net unrealized
  appreciation                   $(9,696)  $(76,128)      $(405,983)    $(55,178)     $(183,087)  $(58,792) $(129,988)    $(156,609)

The effect of this change for the six months ended September 30, 2001 was the following:

                              MISSISSIPPI    NEW YORK  NORTH CAROLINA PENNSYLVANIA SOUTH CAROLINA TENNESSEE   VIRGINIA WEST VIRGINIA
                                     FUND        FUND            FUND         FUND           FUND      FUND       FUND        FUND
------------------------------------------------------------------------------------------------------------------------------------
Increase in net investment income $    --    $ 11,165        $ 35,618      $ 6,691       $ 21,214   $ 7,399   $ 18,629    $ 13,140
Increase (decrease) in net
  unrealized appreciation (
  depreciation)                   $ 1,595    $(11,180)       $(35,210)     $(6,687)      $(20,989)  $(7,518)  $(18,524)   $(13,140)
Increase (decrease) net realized
  gains (losses)                  $(1,595)   $     15        $   (408)     $    (4)      $   (225)  $   119   $   (105)   $     --

The Statement of Changes in Net Assets and Financial Highlights for prior periods have not been restated to reflect this change in presentation.#

MFS(R)  MUNICIPAL SERIES TRUST

TRUSTEES
MARSHALL N. COHAN+ - Private Investor
LAWRENCE H. COHN, M.D.+ - Chief of Cardiac Surgery, Brigham and Women's Hospital; Professor of Surgery, Harvard Medical School
THE HON. SIR J. DAVID GIBBONS, KBE+ - Chief Executive Officer, Edmund Gibbons Ltd.; Chairman, Colonial Insurance Company, Ltd.
ABBY M. O'NEILL+ - Private Investor
WALTER E. ROBB, III+ - Principal, Robb Associates (corporate financial consultants); President, Benchmark Consulting Group, Inc. (office services) ARNOLD D. SCOTT* - Senior Executive Vice
President and Director, MFS Investment Management
JEFFREY L. SHAMES* - Chairman and Chief
Executive Officer, MFS Investment Management
J. DALE SHERRATT+ - President, Insight
Resources, Inc. (acquisition planning specialists)
WARD SMITH+ - Private Investor

INVESTMENT ADVISER
Massachusetts Financial Services Company
500 Boylston Street
Boston, MA 02116-3741

DISTRIBUTOR
MFS Fund Distributors, Inc.
500 Boylston Street
Boston, MA 02116-3741

CHAIRMAN AND PRESIDENT
JEFFREY L. SHAMES*

PORTFOLIO MANAGERS

MICHAEL L. DAWSON*
GEOFFREY L. SCHECHTER*

TREASURER
JAMES O. YOST*

ASSISTANT TREASURERS

MARK E. BRADLEY*
ROBERT R. FLAHERTY*
ELLEN MOYNIHAN*

SECRETARY
STEPHEN E. CAVAN*

ASSISTANT SECRETARY
JAMES R. BORDEWICK, JR.*

CUSTODIAN
State Street Bank and Trust Company

INVESTOR INFORMATION

For information on MFS mutual funds, call your investment professional or, for an information kit, call toll free: 1-800-637-2929 any business day from 9 a.m. to 5 p.m. Eastern time (or leave a message anytime).

INVESTOR SERVICE

MFS Service Center, Inc.
P.O. Box 2281
Boston, MA 02107 9906

For general information, call toll free: 1-800-225-2606 any business day from 8 a.m. to 8 p.m. Eastern time.

For service to speech- or hearing-impaired individuals, call toll free:
1-800-637-6576 any business day from 9 a.m. to 5 p.m. Eastern time. (To use this service, your phone must be equipped with a Telecommunications Device for the Deaf.)

For share prices, account balances, exchanges, or stock and bond outlooks, call toll free: 1-800-MFS-TALK (1-800-637-8255) anytime from a touch-tone telephone.

WORLD WIDE WEB
www.mfs.com

+  Independent Trustee
*  MFS Investment Management

MFS(R) MUNICIPAL SERIES TRUST                                      PRSRT STD
                                                                  U.S. POSTAGE
MFS(R) Mississippi Municipal Bond Fund                                PAID
MFS(R) New York Municipal Bond Fund                                    MFS
MFS(R) North Carolina Municipal Bond Fund
MFS(R) Pennsylvania Municipal Bond Fund
MFS(R) South Carolina Municipal Bond Fund
MFS(R) Tennessee Municipal Bond Fund
MFS(R) Virginia Municipal Bond Fund
MFS(R) West Virginia Municipal Bond Fund


[MFS INVESTMENT MANAGEMENT LOGO]

500 BOYLSTON STREET
BOSTON, MA 02116-3741

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(C) 2001 MFS Investment Management.(R)

MFS(R) Investment products are offered through MFS Fund Distributors, Inc.,
500 Boylston Street, Boston, MA 02116.
                                                                MST-38-11/01/55M